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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Lisa R. Lange
Madison Funds Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Certified Financial Statement

Annual Report
December 31, 2016

ULTRA SERIES FUND

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Core Bond Fund

High Income Fund

Diversified Income Fund

Large Cap Value Fund

Large Cap Growth Fund

Mid Cap Fund

International Stock Fund

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Ultra Series Fund | December 31, 2016

Management’s Discussion of Fund Performance (unaudited)

PERIOD IN REVIEW

Point-to-point, U.S. stocks posted solid gains for the fiscal year ended December 31, 2016. These gains, however, masked a year of volatility. By mid-February, the value of the S&P 500® Index had fallen 10.5% since December 31 of 2015 as markets focused on struggles in Europe, tepid economic growth in the U.S. and the ongoing need for central bank accommodation to prop up global economies and asset values. From their February low, however, domestic stocks staged an almost 20% rally by mid-August, interrupted only briefly by a sharp pullback after the UK’s decision to leave the European Union in June. Since the November election, stocks continued to move upward, adding 5.4% of total return to the S&P 500 thru the end of 2016. For the full fiscal year, the S&P 500 returned 11.96%. Mid cap stocks, as represented by the Russell Mid Cap® Index, returned 13.80%. Foreign equities were the underperformers for the year, as the MSCI EAFE® Index (net) returned 1.00% over the last twelve months. In general, value outpaced growth by a wide margin as value components in the Financial and Energy sectors posted strong returns for the year.

Fixed income markets were similarly volatile. Longer-term interest rates (10-year U.S. Treasury benchmark rate) ended fiscal 2015 at 2.27% but steadily fell in the first half of 2016, reaching a low of 1.36% in early July as it became evident that economic growth was stalling, inflation remained under control and the case for additional Fed tightening was weak. The resulting lack of confidence in the U.S. economy, declining oil prices and weak food prices allowed the Central Bank to ease off of the brake pedal, at least temporarily. The Fed, however, resumed its monetary sabre rattling late in the fiscal year as the economy improved, the Unemployment Rate fell and the inflation outlook firmed. From their July low, 10-year Treasury rates rose to a peak of 2.60% by mid-December as the Fed raised the Fed Funds Rate again by one quarter percentage point. Nonetheless, bonds posted positive total returns for the year. The Bloomberg Barclays Aggregate Index® totaled 2.65% for the fiscal year-to-date, and the Bloomberg Barclays Intermediate Government/ Credit Index® rose 2.08% for the period.

OUTLOOK

The U.S. economy has accelerated and inflation measures are firming. Real GDP growth, which began 2016 below a 1% annualized rate, is now advancing at a rate in excess of 3% and is expected to continue to move grudgingly higher. The Unemployment Rate is currently at 4.6% -down incrementally from the beginning of the fiscal year. This metric suggests modest improvement in the overall employment situation in the U.S. over the last year. In reality, over 2.5 million new jobs have been created in the last twelve months as previously discouraged job seekers have re-entered the labor force. Commensurate with more jobs, household incomes have rebounded as well, leading to forecasts of continued advance in consumption spending. The buoyancy of the labor markets, and an inflation rate near the Fed’s 2% target, have reignited the debate over the need for incremental monetary tightening. Recent comments by Fed officials suggest more interest rate increases lie ahead in 2017.

Fiscal policy in 2017 will likely prove stimulative to the economy. Initiatives offered so far by incoming President Trump and the Republican-controlled Congress suggest the potential for lower tax rates, higher infrastructure spending and a looser regulatory environment. As a result, we expect overall economic activity to continue to advance at a moderate pace and inflation to inch higher, sufficient for the Federal Reserve to continue raising short-term interest rates in the year ahead. Rising short-term interest rates will continue to have a negative effect on the U.S. bond market as yields across the term structure adjust to reflect the reality of tighter monetary policy. At some point, rising interest rates will catch the attention of the stock market too.

The blend of better economic growth here in the U.S., buoyant labor markets, advancing incomes and rising (although still relatively tame) inflation paint a challenging backdrop for U.S. financial markets. Combined with historically full equity valuations, rising interest rates both here and abroad and persistent fears over the soundness of Europe’s banking system, near-term caution is warranted. We believe that investors will be well-served going forward by focusing on lower-risk, higher-quality stocks along with

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

ALLOCATION FUNDS

shorter duration, higher-quality bonds in their portfolios. This approach should provide a measure of safety amid more volatile markets.

The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “underlying funds”). The Funds will be diversified among a number of asset classes and their allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

• Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.

• Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.

• Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

•    0-20% money market funds;

•    20-80% debt securities (e.g., bond funds and convertible bond funds);

•    0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);

•    10-50% equity securities (e.g., U.S. stock funds);

•    0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and

•    0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE

The Ultra Series Conservative Allocation Fund (Class I) returned 5.48% over the 12-month period, slightly outperforming the Conservative Allocation Fund Custom Index return of 5.43%. The Fund modestly lagged the

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

Morningstar Conservative Allocation Category peer group, which returned 5.57%.

Factors contributing positively to performance within the Fund’s fixed income allocation included overweight allocations to TIPS and corporate bonds, specifically below investment grade bonds and bank loans, as well as an underweight duration stance as interest rates rose over the back half of the year. After contributing positively for the first half of 2016, the Fund’s dedicated U.S. Treasury holdings provided a net drag on performance. Within the equity allocation, our preference for U.S. over foreign stocks was the largest positive contributor to performance, followed by an overweight to U.S. mid cap and technology stocks. Timely additions to energy equities in February and financial stocks in the fall provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing (equity underweight) during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets within the international equity allocation.

We continue to maintain a rather cautious stance. The divergence between generally elevated equity valuations and the preponderance of fragile, highly indebted global economies is both concerning and confounding. We believe investor expectations are quite extended. We’d prefer to make fuller commitments to higher risk asset classes when valuations are more closely aligned with the overall risk/ reward profile of global economies. In short, we believe investors are generally not receiving adequate compensation for investing in higher risk asset classes.

Average Annual Total Return (%) through December 31, 20161,2

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Conservative Allocation, Class I	5.48	3.54	5.41	3.78	–
Ultra Series Conservative Allocation, Class II	5.21	3.28	5.15	–	6.69
Conservative Allocation Fund Custom Index	5.43	3.99	5.63	5.01	7.36
Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	2.61	3.16	2.28	4.41	3.99

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Alternative Funds	2.0%	Money Market Funds	1.9%
Bond Funds	61.3%	Stock Funds	26.4%
Foreign Stock Funds	9.1%	Other Net Assets and Liabilities	(0.7)%

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

•    0-15% money market funds;

•    10-60% debt securities (e.g., bond funds and convertible bond funds);

•    0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);

•    20-80% equity securities (e.g., U.S. stock funds);

•    0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and

•    0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

PERFORMANCE

The Ultra Series Moderate Allocation Fund (Class I) returned 7.39% over the 12-month period, modestly outperforming the Moderate Allocation Fund Custom Index return of 7.35%. The Fund also outperformed the Morningstar Moderate Allocation Category peer group, which returned 6.86%.

Factors contributing positively to performance within the Fund’s fixed income allocation included overweight allocations to TIPS and corporate bonds, specifically below investment grade bonds and bank loans, as well as an underweight duration stance as interest rates rose over the back half of the year. After contributing positively for the first half of 2016, the Fund’s dedicated U.S. Treasury holdings provided a net drag on performance. Within the equity allocation, our preference for U.S. over foreign stocks was the largest positive contributor to performance, followed by an overweight to U.S. mid cap and technology stocks. Timely additions to energy equities in February and financial stocks in the fall provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing (equity underweight) during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets within the international equity allocation.

We continue to maintain a rather cautious stance. The divergence between generally elevated equity valuations and the preponderance of fragile, highly indebted global economies is both concerning and confounding. We believe investor expectations are quite extended. We’d prefer to make fuller commitments to higher risk asset classes when valuations are more closely aligned with the overall risk/reward profile of global economies. In short, we believe investors are generally not receiving adequate compensation for investing in higher risk asset classes.

Average Annual Total Return (%) through December 31, 20161,2

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Moderate Allocation, Class I	7.39	4.36	7.76	3.79	–
Ultra Series Moderate Allocation, Class II	7.12	4.10	7.49	–	8.79
Moderate Allocation Fund Custom Index	7.35	4.57	8.02	5.26	9.64
S&P 500® Index	11.96	8.87	14.66	6.95	15.42

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Alternative Funds	2.0%	Money Market Funds	2.8%
Bond Funds	35.0%	Stock Funds	45.0%
Foreign Stock Funds	16.1%	Other Net Assets and Liabilities	(0.9)%

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and underlying funds is expected to be approximately:

•    0-10% money market funds;
•    0-40% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•    30-90% equity securities (e.g., U.S. stock funds);
•    0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

•    0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE

The Ultra Series Aggressive Allocation Fund (Class I) returned 8.87% over the 12-month period, modestly outperforming the Aggressive Allocation Fund Custom Index return of 8.83%. The Fund also outperformed the Morningstar Aggressive Allocation Category peer group, which returned 7.57%.

Within the Fund’s equity allocation, our preference for U.S. over foreign stocks was the largest positive contributor to performance, followed by an overweight to U.S. mid cap and technology stocks. Timely additions to Energy equities in February and Financial stocks in the fall provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing (equity underweight) during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets within the international equity allocation. Contributing positively to performance within the Fund’s fixed income allocation was an overweight allocation to corporate bonds, as well as an underweight duration stance as interest rates rose over the back half of the year. After contributing positively for the first half of 2016, the Fund’s dedicated U.S. Treasury holdings provided a net drag on performance.

We continue to maintain a rather cautious stance. The divergence between generally elevated equity valuations and the preponderance of fragile, highly indebted global economies is both concerning and confounding. We believe investor expectations are quite extended. We’d prefer to make fuller commitments to higher risk asset classes when valuations are more closely aligned with the overall risk/ reward profile of global economies. In short, we believe investors are generally not receiving adequate compensation for investing in higher risk asset classes.

Average Annual Total Return (%) through December 31, 20161,2

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Aggressive Allocation, Class I	8.87	4.97	9.52	3.63	–
Ultra Series Aggressive Allocation, Class II	8.60	4.71	9.25	–	10.58
Aggressive Allocation Fund Custom Index	8.83	4.98	9.90	5.34	11.39
S&P 500® Index	11.96	8.87	14.66	6.95	15.42

See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Alternative Funds	2.0%	Money Market Funds	2.9%
Bond Funds	14.5%	Stock Funds	58.9%
Foreign Stock Funds	21.6%	Other Net Assets and Liabilities	0.1%

CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

PERFORMANCE

The Ultra Series Core Bond Fund (Class I) returned 2.67% over the 12-month period, slightly outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65%. The Fund underperformed the Morningstar Intermediate-Term Bond peer group, which returned 3.07% for the period.

The Fund’s slight outperformance versus its benchmark was mainly due to an overweight in corporate bonds and a lower duration versus the index. Credit spreads tightened significantly over the last twelve months as investors reached for yield in a low rate environment. The Fund was overweight BBB rated corporate bonds which was the best performing category within investment grade credit. The Fund also owned high yield bonds which outperformed investment grade credit given lower interest rate sensitivity. Finally, the Fund benefited by having a lower duration versus the index. The portfolio duration entering the fourth quarter was roughly 87% of the index. During the quarter, interest rates rose between 70-80 basis points.

The largest detractor from performance was a slight overweight to mortgage backed securities (MBS). Mortgages underperformed due to the large increase in rates and duration extension. The Fund is currently yielding 2.73% (before expenses) with an effective duration of 5.20 years as of December 31, 2016.

Average Annual Total Return (%) through December 31, 20161

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Core Bond, Class I	2.67	2.51	1.68	3.53	–
Ultra Series Core Bond, Class II	2.41	2.26	1.43	–	3.21
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	3.03	2.23	4.34	4.02

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Asset Backed Securities	2.7%
Collateralized Mortgage Obligations	2.3%
Commercial Mortgage-Backed Securities	2.7%
Corporate Notes and Bonds	28.8%
Long Term Municipal Bonds	7.3%
Mortgage Backed Securities	27.4%
U.S. Government and Agency Obligations	24.7%
Short-Term Investments	2.9%
Other Net Assets and Liabilities	1.2%

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

PERFORMANCE

The Ultra Series High Income Fund (Class I) returned 12.15% during the period, lagging the BofA Merrill Lynch U.S. High Yield Constrained Index’s 17.49% return. The Fund also trailed its Morningstar High Yield Bond Category peer group, which returned 16.57%.

The vast majority of the Fund’s underperformance can be attributed to an underweight of triple-C rated bonds. The triple-C ratings category reported a substantial total return of +36.46% during the trailing twelve months, more than twice the returns of less-risky B and BB rated bonds. On a sector level, the Fund had underexposure to Steel (+48.31%) and Metals & Mining (+43.83%), both of which significantly outpaced the overall market return. The Fund also had an overweight to Containers (+10.01%) and Healthcare (+4.08%), both of which lagged the overall market return. Positive contributors to performance included exposure to Technology (+16.85%), Chemicals (+23.19%) and outperformance within Leisure (+10.21%). As of December 31, 2016, the yield-to-worst of the Fund was 5.12% and the average rating within the Fund was Ba3.

Average Annual Total Return (%) through December 31, 20161

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series High Income, Class I	12.15	3.63	5.48	6.02	–
Ultra Series High Income, Class II	11.87	3.37	5.22	–	7.72
BofAmerica Merrill Lynch US High Yield Constrained Index	17.49	4.73	7.35	7.45	11.45

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Consumer Discretionary	22.9%
Consumer Staples	4.4%
Energy	6.5%
Financials	6.1%
Health Care	8.7%
Industrials	15.5%
Information Technology	6.4%
Materials	5.7%
Telecommunication Services	6.1%
Utilities	4.4%
Bond Funds	1.4%
Short-Term Investments	10.6%
Other Net Assets and Liabilities	1.3%

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 70% of the Fund’s assets, stocks will constitute up to 60% of the Fund’s assets, real estate securities will constitute up to 25% of the Fund’s assets, foreign stocks and bonds will constitute up to 25% of the Fund’s assets and money market instruments will constitute up to 25% of the Fund’s assets. Under normal market conditions, the Fund intends to limit the investment in lower credit quality bonds (rated BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s) to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

PERFORMANCE

For the twelve month period, the Ultra Series Diversified Income Fund (Class I) returned 8.99% compared to its custom blended benchmark (50% S&P 500® Index and 50% Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index) return of 7.36%. The Fund’s Morningstar peer group, the Moderate Allocation Category, returned 6.86% over the same period.

The equity portion of the Fund gained + 15.3% during 2016, outperforming the S&P 500® Index return of + 11.9%. Sector allocation was neutral and strong stock selection accounted for all of the outperformance. There was positive stock picking in Technology, Health Care, and Consumer Discretionary partially offset by weaker results in Financials and Energy. Within Technology, analog semiconductor firm Linear Technology (LLTC) was the most additive stock in the portfolio as it reached a deal to be acquired by rival Analog Devices (ADI), while semiconductor peer Texas Instruments (TXN) also favorably impacted performance. Within Health Care, diversified medical products firm Johnson & Johnson (JNJ) and pharmaceutical company Merck (MRK) contributed nicely to results. We believe both companies have promising drug pipelines and strong balance sheets that are helping to drive earnings growth. Another notable outperforming stock was garbage disposal firm Waste Management (WM). It is benefitting from strong pricing and growing volumes as the U.S. economy continues to grow. On the negative side, within Financials, Travelers Companies (TRV) was the most detractive stock in the portfolio. Regional bank Wells Fargo (WFC) was another underperforming Financials stock. While its reputation was damaged by a cross-selling scandal where the firm opened accounts without notifying its clients, we believe in the long-term franchise and expect the stock and the company’s reputation to recover over time. Another notable underperforming stock was General Electric (GE) in Industrials. The Fund continues to hold all stocks mentioned except for WM and LLTC, which was sold after its acquisition deal was announced.

The fixed income portion of the Madison Diversified Income Fund continued to perform well during the fourth quarter of 2016. For the quarter, the fixed income allocation outperformed the Bank of America Merrill Lynch U.S. Corporate, Government, and Mortgage Index by 90 basis points (bps), adding to the 149 bps of outperformance year-to-date. The Fund’s conservative duration posture, relative credit overweight, and mortgage underweight all impacted performance positively. The Fund’s credit positioning was aided by an overweight to BBB rated credits, and further aided by a small exposure to BB issuers. Furthermore, the Fund’s relative underweight to financial issues was additive as financials underperformed late in the quarter as several European banks caused renewed sector concerns. The portfolio’s conservative duration positioning, mostly through underweighting Treasury issues, contributed to performance as rates across the curve moved significantly higher during the quarter.

Average Annual Total Return (%) through December 31, 20161

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Diversified Income, Class I	8.99	5.34	7.97	5.73	–
Ultra Series Diversified Income, Class II	8.72	5.07	7.70	–	9.41
Custom Blended Index (50% Fixed, 50% Equity)	7.36	6.15	8.47	6.01	9.82
Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	2.61	3.16	2.28	4.41	3.99
S&P 500® Index	11.96	8.87	14.66	6.95	15.42

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Asset Backed Securities	1.5%
Collateralized Mortgage Obligations	1.4%
Commercial Mortgage-Backed Securities	1.1%
Common Stocks	55.8%
Corporate Notes and Bonds	12.8%
Long Term Municipal Bonds	3.4%
Mortgage Backed Securities	10.3%
U.S. Government and Agency Obligations	10.8%
Short-Term Investments	2.6%
Other Net Assets and Liabilities	0.3%

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE

For the full year, the Ultra Series Large Cap Value Fund (Class I) returned 13.01%, which lagged the Russell 1000® Value Index return of 17.34%. The Fund underperformed its Morningstar peer group, the Morningstar Large Value Category, which returned 15.20% for the period.

Both sector allocation and stock selection detracted from performance. For sector allocation, underweight positions in the Energy, Utilities and Materials negatively impacted results. In terms of stock selection, there were positive results in Telecom, Consumer Staples, Energy and Real Estate, while there were negative results in Financials, Technology and Industrials. Within Telecom, mobile phone carrier T-Mobile US (TMUS) positively impacted results. It continues to take subscriber market share with innovative marketing programs and an improved cellular network. In Consumer Staples, global meat processor Tyson Foods (TSN) and cereal maker General Mills (GIS) performed well. Both TSN and GIS were sold after reaching what we believe were full valuations. Within Energy, oilfield service company Baker Hughes (BHI) was the most additive stock in the portfolio. It formed a joint venture with the oilfield services businesses of General Electric (GE), a deal we expect will create significant value for shareholders over time. Within the newly formed Real Estate sector (these stocks used to be classified within Financials) Digital Realty Trust (DLR) benefited from strong demand for its data centers. On the negative side, in Financials, stock and derivatives exchange operator Nasdaq (NDAQ) was the most detractive stock in the portfolio, while specialty insurer Markel (MKL), life insurance firm Aflac (AFL) and insurance conglomerate American International Group (AIG) were all notably weak. Within Technology, three names detracted from results including software firm Oracle (ORCL), switching and router manufacturer Cisco Systems (CSCO) and defense technology firm FLIR Systems (FLIR). ORCL and FLIR reported disappointing earnings reports that showed lack of margin expansion. In Industrials, engineering and construction firm Fluor (FLR) and conglomerate General Electric (GE) lagged the index. Over the course of the year, the Fund sold GIS, FLR, FLIR, ORCL and TSN and continues to hold the other stocks mentioned.

Average Annual Total Return (%) through December 31, 20161

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Large Cap
Value, Class I	13.01	7.33	12.45	4.63	–
Ultra Series Large Cap
Value, Class II	12.73	7.06	12.17	–	13.22
Russell 1000® Value Index	17.34	8.59	14.80	5.72	15.34

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Consumer Discretionary	5.0%
Energy	18.4%
Financials†	27.7%
Health Care	4.2%
Industrials	15.6%
Information Technology	7.6%
Materials	8.0%
Real Estate	4.4%
Telecommunication Services	4.2%
Utilities	2.5%
Short-Term Investments	2.3%
Other Net Assets and Liabilities	0.1%

†Financials includes securities in the following industries: Capital Markets; Commercial Banks; Diversified Financial Services; and Insurance.

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the Fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less established companies that may offer more rapid growth potential. The Fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund.

PERFORMANCE

The Ultra Series Large Cap Growth Fund (Class I) returned 5.74% for the year ending 12/31/2016, lagging the Russell 1000® Growth Category return of 7.08%. The Fund outperformed its peer group, the Morningstar Large Growth Category, which returned 3.17% for the same period.

Stock selection attribution was positive for the year. In fact, every sector in which we invested resulted in better than market results except for the Consumer Staples and Energy sectors. Almost the entire shortfall in the Consumer Staples sector can be attributed to CVS Health Corporation, which was negatively impacted by weak results in the Health Care sector. The most additive sectors for the year were Technology, Industrials and Consumer Discretionary.

Despite strong stock picking overall, our exposure to certain Health Care industries was a drag on results. In particular, the debate surrounding prescription drug pricing negatively impacted our pharmaceutical, biotechnology, pharmacy-benefit management and drug wholesaling companies. We did cut back on our holdings in these areas in the second half of the year. However, given that many of these companies appear to be very inexpensive, we have maintained ample exposure to these industries. In addition, we did benefit from our significant Technology holdings, including Linear Technology, a semiconductor company that received a takeover offer mid-year.

During the year, sector allocation results were slightly negative primarily due to our overweighting of the poorly performing Health Care sector as well as holding a marginal amount of cash (approximately 3%) during a rising market. In addition, our underweighting of the strongly performing Industrial, Technology and Telecommunications sectors also hampered relative results. On the other hand, we benefited from our overweighting in the Financial and Energy sectors which produced better than benchmark results for the period.

Despite a less than desirable backdrop, the stock market posted a very strong year and reached record highs near year-end. To many, it came as a bit of a surprise that the market continued to advance despite the fact that earnings remain under pressure, valuations are above average and the economy is growing at a moderate rate. The vast majority of the market’s price appreciation over the past several quarters has come from valuation expansion rather than improving fundamentals. This is not a recipe for long-term success. In our opinion, the accommodative stance of global central banks has contributed significantly to supporting the stock market.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

Our view on the market remains optimistic but cautious. We believe that stocks will continue to be characterized by elevated volatility and more moderate returns. We think investors will be well served by focusing on lower-risk, higher quality companies for the foreseeable future. As such, we remain diligent and committed to investing in high quality growth companies that can deliver consistent results in a variety of economic environments and also offer a margin of safety from a valuation perspective.

Average Annual Total Return (%) through December 31, 20161

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Large Cap
Growth, Class I	5.74	6.98	12.18	6.72	–
Ultra Series Large Cap
Growth, Class II	5.47	6.71	11.90	–	12.35
Russell 1000® Growth
Index	7.08	8.55	14.50	8.33	15.71

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Consumer Discretionary	18.2%
Consumer Staples	9.5%
Energy	1.7%
Financials	5.7%
Health Care	21.6%
Industrials	7.0%
Information Technology†	30.2%
Real Estate	1.9%
Short-Term Investments	4.2%
Other Net Assets and Liabilities	–

†Information Technology includes securities in the following industries: Communications Equipment; Computers and Peripherals; Electronic Equipment, Instruments & Components; Internet Software & Services; IT Services and Software.

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE

The Ultra Series Mid Cap Fund (Class I) returned 12.84% for the annual period, slightly trailing its benchmark Russell Midcap® Index’s 13.80% return. The Fund outperformed its peer group, the Morningstar Mid-Cap Growth category, which returned 5.72%.

Our sector allocation was unfavorable, offsetting strong individual stock-picking. The Fund was underweighted in the top performing sectors of the Index, Energy and Materials. These sectors generally offer fewer businesses with sustainable competitive advantages and solid long-term value compounding characteristics that we ideally look for in our investments, and, thus, we were underweight in these areas. Additionally, we were overweighted in one of the weakest performing sectors, Consumer Discretionary.

Strong stock-picking was driven by our holdings in Liberty Broadband, Copart and Brown & Brown. Liberty Broadband’s value is nearly entirely comprised of its 17% ownership stake in cable provider Charter Communications. We initiated a position in Liberty Broadband near the beginning of the year following an abrupt sell-off in the shares of Charter and a corresponding drop in Liberty Broadband shares. Since then the results at Charter have beaten expectations, and the opportunities foreseen from their acquisition of Time Warner Cable are now greater than anticipated which has resulted in nice gains in both the stocks of Charter and Liberty Broadband. Long-time holding Copart was also nicely additive to performance. Business performance this year has

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

been exceptionally strong given a robust salvage car market as well as recent market share wins by Copart. Profitability has also meaningfully expanded given tighter cost controls and increased pricing. Finally, our holding in Brown & Brown benefited the portfolio due to improving organic revenue growth, a metric that had proven disappointing to investors for some time. Additionally, as a purely domestic company, Brown & Brown’s shares have benefited from the prospects for lower corporate tax rates and an improving economy.

Average Annual Total Return (%) through December 31, 20161

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Mid Cap,
Class I	12.84	7.78	13.48	7.19	–
Ultra Series Mid Cap,
Class II	12.55	7.51	13.19	–	15.03
Russell Midcap® Index	13.80	7.92	14.72	7.86	16.74

See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

Consumer Discretionary†	28.7%
Consumer Staples	0.8%
Energy	3.8%
Financials	19.4%
Health Care	6.9%
Industrials	12.7%
Information Technology	6.1%
Materials	6.3%
Real Estate	7.8%
Short-Term Investments	7.5%
Other Net Assets and Liabilities	–

†Consumer Discretionary includes securities in the following industries: Media, Multiline Retail and Specialty Retail

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE

The Ultra Series International Stock Fund (Class I) returned -2.91% for the year compared to the MSCI EAFE (net) Index return of 1.00%. The Fund underperformed its peer group, the Morningstar Foreign Large Blend Category, which returned 0.58%.

During the quarter, in an environment that extended the strong rotation into cyclicals and the low-quality rally that began in the third quarter, the Ultra Series International Equity portfolio lagged the MSCI EAFE benchmark. Much of the underperformance was due to the rally in stocks with negative to low financial productivity that occurred while stocks with higher financial productivity lagged. As we focus on companies with sustainably high, or improving, financial productivity, we were not exposed to some of the best performing stocks. Furthermore, some of our holdings, despite consistent fundamentals, were negatively impacted by the strong sector rotation.

The most significant source of underperformance was our positioning in the Financials sector. The portfolio was negatively impacted by the opportunity cost of not owning less financially productive financials, such as Société Générale. These stocks rallied on the anticipation of earnings improvement, the probability of which is less likely in Europe given the challenging regulatory, tax, and interest rate environment. We remain underweight given the numerous risks still pervasive in the market.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2016

Additionally, the portfolio was negatively impacted by its positioning in the Industrials sector, where we remain overweight. The sector was generally led higher by stocks with lower financial productivity, and additionally, some of our holdings in this sector underperformed due to the aforementioned rotation into less financially productive stocks, despite consistent fundamentals. One notable example is our holding in Dutch commercial and professional services provider Wolters Kluwer, whose consistent fundamentals and high financial productivity were not rewarded and the stock declined during the quarter. During the period, the company not only reported strong earnings but also reaffirmed their outlook. As such, we continue to maintain a position.

The portfolio was also negatively impacted by its holdings in Emerging Markets. This was partly due to the negative impact stemming from U.S. dollar strength following the results of the U.S. election.

In contrast, the portfolio benefitted from stock selection in the real estate sector, where our holding of Japanese real estate developer Daiwa House performed well following good results.

Tightening labor markets in the U.S., and commodity price increases, spurred in large part by China’s return to debt-fueled investment growth, has driven rising inflation. This pressures profit margins and interest rates, both negative for profits and valuations. However, the market is now assuming that inflation and fiscal loosening will lead to a generalized pick-up in growth – ‘good’ inflation – hence the rise in cyclical stocks. The major short-term risk to this scenario is that rising rates could quickly drag down economic activity, and the ability of governments to loosen fiscally, given the very high and still rising levels of debt around the world. In emerging markets, much of the debt is in U.S. dollars, exacerbating the risk. Over a longer period, rising inflation and rates tend to derate equities, while fiscal expansion may give only a temporary boost to activity, and China will have to rein back its debt growth again at some stage.

The response of the portfolio team to a period of weaker relative performance is always to focus on the key source of alpha over time, namely fundamental stock analysis. While risk control is important, rotations of the type just witnessed tend to wash out over time leaving stock selection as the key driver of returns. With the level of macroeconomic and political uncertainty very high, the team is working especially hard to identify investment ideas, which have a strong internal or structural dynamic not correlated to, or dependent upon, a certain external environment. At the same time, some of the higher-return companies the portfolio tends to favor have fallen sharply through the rotation period and are starting to offer interesting relative value again.

Overall, the portfolio team remains confident that, by continuing to focus on stock selection, and seeking to find stocks with sustainably high or improving returns trading at attractive valuations, the strong long-term track record of the portfolio will continue.

Average Annual Total Return through December 31, 20161

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series International
Stock, Class I	-2.91	-4.39	5.07	1.02	–
Ultra Series International
Stock, Class II	-3.16	-4.63	4.80	–	6.71
MSCI EAFE Index (net)	1.00	-1.60	6.53	0.75	7.67

See accompanying Notes to Management’s Discussion of Fund Performance.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/16

United Kingdom	25.6%
Japan	18.0%
France	9.6%
Canada	5.8%
United States	4.3%
Switzerland	3.8%
Sweden	3.6%
Belgium	3.4%
Netherlands	3.3%
Norway	2.6%
Germany	2.4%
Finland	2.4%
Taiwan	2.3%
Ireland	2.2%
Israel	1.8%
Australia	1.5%
Bermuda	1.4%
Brazil	1.1%
Denmark	1.1%
Spain	0.9%
Italy	0.8%
Luxembourg	0.7%
Turkey	0.6%
Philippines	0.3%
Other Net Assets and Liabilities	0.5%

Ultra Series Fund | December 31, 2016

Notes to Management’s Discussion of Fund Performance (unaudited)

[1]	Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[2]	Effective July 1, 2014 the Investment Adviser contractually agreed to waive a portion of the management fee for the Conservative, Moderate and Aggressive Allocation Funds until at least June 30, 2015. This waiver was renewed through April 30, 2018. If these waivers were not in place, returns would have been lower.

©Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Bloomberg Barclays US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg Barclays US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). See market index descriptions below.

Hybrid Fund Custom Indexes*

The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Market Indexes

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

Ultra Series Fund | Notes to Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2016

The Bank of America Merrill Lynch U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage-backed securities.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index (see definition below).

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index (see definition below).

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Ultra Series Fund | December 31, 2016

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.7%
Alternative Funds - 2.0%
SPDR Gold Shares *	27,975	$3,066,339

Bond Funds - 61.3%
Baird Aggregate Bond Fund Institutional Shares	577,270	6,176,792
iShares 7-10 Year Treasury Bond ETF	148,743	15,591,241
iShares TIPS Bond Fund ETF	68,404	7,741,281
Madison Core Bond Fund Class Y (A)	3,716,264	36,828,176
Madison Corporate Bond Fund Class Y (A)	1,017,856	11,583,199
PowerShares Senior Loan Portfolio	461,909	10,790,194
Vanguard Long-Term Corporate Bond ETF	8,565	765,283
Vanguard Short-Term Corporate Bond ETF	50,916	4,041,203
		93,517,369
Foreign Stock Funds - 9.1%
iShares Core MSCI EAFE ETF	64,572	3,462,996
iShares MSCI United Kingdom ETF	30,202	926,900
Vanguard FTSE All-World ex-U.S. ETF	129,646	5,727,760
WisdomTree Europe Hedged Equity Fund	35,912	2,061,349
WisdomTree Japan Hedged Equity Fund	33,835	1,676,186
		13,855,191
Money Market Funds - 1.9%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	2,917,358	2,917,358

Stock Funds - 26.4%
Energy Select Sector SPDR Fund	14,792	1,114,133
Industrial Select Sector SPDR Fund	6,223	387,195
iShares Core S&P Mid-Cap ETF	23,125	3,823,488
Madison Dividend Income Fund Class Y (A)	532,539	12,333,613
Madison Investors Fund Class Y (A)	512,889	10,129,559
Madison Large Cap Value Fund Class Y (A)	47,728	671,060
Madison Mid Cap Fund Class Y (A)	468,217	4,139,040
SPDR S&P Regional Banking ETF	23,630	1,313,119
Vanguard Growth ETF	12,020	1,339,990
Vanguard Health Care ETF	9,056	1,148,029
Vanguard Information Technology ETF	20,134	2,446,281
Vanguard Value ETF	14,674	1,364,829
		40,210,336
TOTAL INVESTMENTS - 100.7% (Cost $149,693,332**)		153,566,593
NET OTHER ASSETS AND LIABILITIES - (0.7%)		(1,100,140)
TOTAL NET ASSETS - 100.0%		$152,466,453

* Non-income producing.
** Aggregate cost for Federal tax purposes was $150,293,759.
(A) Affiliated Company (see Note 11).
ETF Exchange Traded Fund.

See accompanying Notes to Financial Statements.

17

Ultra Series Fund | December 31, 2016

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.9%
Alternative Funds - 2.0%
SPDR Gold Shares *	48,869	$5,356,531

Bond Funds - 35.0%
Baird Aggregate Bond Fund Institutional Shares	252,273	2,699,321
iShares 7-10 Year Treasury Bond ETF	170,318	17,852,733
iShares Intermediate Credit Bond ETF	26,917	2,912,150
iSharesTIPS Bond Fund ETF	59,014	6,678,614
Madison Core Bond Fund Class Y (A)	4,549,746	45,087,981
Madison Corporate Bond Fund Class Y (A)	481,207	5,476,135
PowerShares Senior Loan Portfolio	425,062	9,929,448
Vanguard Long-Term Corporate Bond ETF	14,810	1,323,274
		91,959,656
Foreign Stock Funds - 16.1%
iShares Core MSCI EAFE ETF	112,653	6,041,580
iShares MSCI United Kingdom ETF	85,876	2,635,535
Vanguard FTSE All-World ex-U.S. ETF	463,244	20,466,120
Vanguard FTSE Emerging Markets ETF	18,454	660,284
Vanguard FTSE Europe ETF	41,411	1,985,243
WisdomTree Europe Hedged Equity Fund	94,619	5,431,131
WisdomTree Japan Hedged Equity Fund	101,017	5,004,382
		42,224,275
Money Market Funds - 2.8%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	7,494,423	7,494,423

Stock Funds - 45.0%
Energy Select Sector SPDR Fund	34,609	2,606,750
Industrial Select Sector SPDR Fund	16,023	996,951
iShares Core S&P Mid-Cap ETF	76,533	12,653,966
Madison Dividend Income Fund Class Y (A)	1,221,753	28,295,800
Madison Investors Fund Class Y (A)	1,458,799	28,811,272
Madison Large Cap Value Fund Class Y (A)	766,876	10,782,276
Madison Mid Cap Fund Class Y (A)	1,206,267	10,663,405
SPDR S&P Regional Banking ETF	47,976	2,666,026
Vanguard Growth ETF	70,296	7,836,598
Vanguard Health Care ETF	25,948	3,289,428
Vanguard Information Technology ETF	53,778	6,534,027
Vanguard Value ETF	35,180	3,272,092
		118,408,591
TOTAL INVESTMENTS - 100.9% (Cost $249,663,039**)		265,443,476
NET OTHER ASSETS AND LIABILITIES - (0.9%)		(2,391,749)
TOTAL NET ASSETS - 100.0%		$263,051,727

* Non-income producing.
** Aggregate cost for Federal tax purposes was $251,152,012.
(A) Affiliated Company (see Note 11).
ETF Exchange Traded Fund.

See accompanying Notes to Financial Statements.

18

Ultra Series Fund | December 31, 2016

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.9%
Alternative Funds - 2.0%
SPDR Gold Shares *	16,883	$1,850,546

Bond Funds - 14.5%
iShares 7-10 Year Treasury Bond ETF	32,179	3,373,003
iShares Intermediate Credit Bond ETF	9,904	1,071,514
Madison Core Bond Fund Class Y (A)	881,077	8,731,473
		13,175,990
Foreign Stock Funds - 21.6%
iShares Core MSCI EAFE ETF	41,966	2,250,636
iShares MSCI United Kingdom ETF	44,169	1,355,547
Vanguard FTSE All-World ex-U.S. ETF	211,679	9,351,978
Vanguard FTSE Emerging Markets ETF	12,829	459,021
Vanguard FTSE Europe ETF	23,845	1,143,129
WisdomTree Europe Hedged Equity Fund	44,855	2,574,677
WisdomTree Japan Hedged Equity Fund	49,483	2,451,388
		19,586,376
Money Market Funds - 2.9%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	2,674,682	2,674,682

Stock Funds - 58.9%
Energy Select Sector SPDR Fund	14,960	1,126,787
Industrial Select Sector SPDR Fund	9,750	606,645
iShares Core S&P Mid-Cap ETF	41,524	6,865,578
Madison Dividend Income Fund Class Y (A)	503,222	11,654,618
Madison Investors Fund Class Y (A)	583,972	11,533,445
Madison Large Cap Value Fund Class Y (A)	332,277	4,671,810
Madison Mid Cap Fund Class Y (A)	591,687	5,230,517
SPDR S&P Regional Banking ETF	24,896	1,383,471
Vanguard Growth ETF	34,333	3,827,443
Vanguard Health Care ETF	12,567	1,593,118
Vanguard Information Technology ETF	25,708	3,123,522
Vanguard Value ETF	20,683	1,923,726
		53,540,680
TOTAL INVESTMENTS - 99.9% (Cost $83,360,045**)		90,828,274
NET OTHER ASSETS AND LIABILITIES - 0.1%		121,554
TOTAL NET ASSETS - 100.0%		$90,949,828

* Non-income producing.
** Aggregate cost for Federal tax purposes was $83,932,448.
(A) Affiliated Company (see Note 11).
ETF Exchange Traded Fund.

See accompanying Notes to Financial Statements.

19

Ultra Series Fund | December 31, 2016

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 2.7%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.185%,
9/21/30	$652,045	$662,315
Chase Issuance Trust, Series 2007-A2, Class A2
(A), 0.754%, 4/15/19	1,000,000	1,000,000
Chase Issuance Trust, Series 2007-C1, Class C1
(A), 1.164%, 4/15/19	750,000	749,938
Ford Credit Auto Owner Trust, Series 2014-A,
Class A3, 0.79%, 5/15/18	59,600	59,586
Hyundai Auto Receivables Trust, Series 2014-A,
Class A3, 0.79%, 7/16/18	28,074	28,063
Santander Drive Auto Receivables Trust, Series
2012-5, Class D, 3.3%, 9/17/18	749,560	753,194
Santander Drive Auto Receivables Trust, Series
2013-5, Class D, 2.73%, 10/15/19	525,000	531,014
Santander Drive Auto Receivables Trust, Series
2013-A, Class C (B), 3.12%, 10/15/19	480,836	483,993
Santander Drive Auto Receivables Trust, Series
2013-4, Class C, 3.25%, 1/15/20	638,896	643,052
Total Asset Backed Securities
(Cost $4,926,093)		4,911,155
COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.3%
Fannie Mae REMICS, Series 2015-12, Class NI,
IO, 3.5%, 3/25/30	2,991,577	364,024
Fannie Mae REMICS, Series 2011-31, Class DB,
3.5%, 4/25/31	375,000	393,961
Fannie Mae REMICS, Series 2011-36, Class QB,
4%, 5/25/31	500,000	537,394
Fannie Mae REMICS, Series 2005-79, Class LT,
5.5%, 9/25/35	646,706	721,271
Fannie Mae REMICS, Series 2011-101, Class
NC, 2.5%, 4/25/40	559,717	562,399
Fannie Mae REMICS, Series 2016-21, Class BA,
3%, 3/25/42	882,649	897,529
Freddie Mac REMICS, Series 4066, Class DI, IO,
3%, 6/15/27	3,783,080	351,036
Government National Mortgage Association,
Series 2015-53, Class IL, IO, 3%, 9/20/44	2,706,460	475,761
Total Collateralized Mortgage Obligations (Cost $4,296,803)		4,303,375
COMMERCIAL MORTGAGE-BACKED
SECURITIES - 2.7%
Bear Stearns Commercial Mortgage Securities
Trust, Series 2007-PW17, Class A1A (A),
5.65%, 6/11/50	790,448	804,967
Fannie Mae-Aces, Series 2016-M2, Class X2, IO
(A), 1.113%, 1/25/23	10,837,561	567,080

FHLMC Multifamily Structured Pass Through
Certificates, Series K718, Class X1, IO (A),
0.647%, 1/25/22	24,235,083	662,454
FREMF Mortgage Trust, Series 2011-K702,
Class B (A) (B), 4.765%, 4/25/44	500,000	514,767
FREMF Mortgage Trust, Series 2012-K708,
Class B (A) (B), 3.751%, 2/25/45	1,000,000	1,025,644
FREMF Mortgage Trust, Series 2013-K502,
Class B (A) (B), 2.609%, 3/25/45	400,000	400,720
FREMF Mortgage Trust, Series 2011-K701,
Class C (A) (B), 4.286%, 7/25/48	1,000,000	1,004,367
Total Commercial Mortgage-Backed
Securities (Cost $5,117,486)		4,979,999
CORPORATE NOTES AND BONDS - 28.8%
Consumer Discretionary - 6.1%
Advance Auto Parts Inc., 4.5%, 12/1/23	1,000,000	1,034,044
Charter Communications Operating LLC /
Charter Communications Operating Capital
Corp., 4.464%, 7/23/22	800,000	836,025
ERAC USA Finance LLC (B), 6.7%, 6/1/34	500,000	606,383
Expedia Inc., 5%, 2/15/26	300,000	309,272
Ford Motor Credit Co. LLC, MTN, 2.943%,
1/8/19	1,000,000	1,011,412
GameStop Corp. (B), 6.75%, 3/15/21	200,000	201,500
General Motors Financial Co. Inc., 3.2%, 7/6/21	750,000	743,743
GLP Capital L.P. / GLP Financing II Inc., 4.875%,
11/1/20	253,000	265,650
Harman International Industries Inc., 4.15%,
5/15/25	400,000	412,972
Lennar Corp., 4.75%, 4/1/21	500,000	516,250
Lowe’s Cos. Inc., 2.5%, 4/15/26	500,000	474,832
Marriott International Inc., 3.125%, 6/15/26	400,000	378,613
McDonald’s Corp., MTN, 4.875%, 12/9/45	400,000	428,430
Newell Brands Inc., 4.2%, 4/1/26	800,000	835,024
Omnicom Group Inc., 3.6%, 4/15/26	750,000	742,253
Priceline Group Inc./The, 3.65%, 3/15/25	300,000	299,166
Priceline Group Inc./The, 3.6%, 6/1/26	500,000	494,502
Sirius XM Radio Inc. (B), 6%, 7/15/24	350,000	365,750
Toll Brothers Finance Corp., 4%, 12/31/18	500,000	513,125
Under Armour Inc., 3.25%, 6/15/26	225,000	212,496
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	600,000	588,960
		11,270,402

See accompanying Notes to Financial Statements.

20

Ultra Series Fund | December 31, 2016

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Consumer Staples - 3.0%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	$1,000,000	$1,080,870
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	850,000	816,234
CVS Health Corp., 4.75%, 12/1/22	1,060,000	1,151,084
CVS Health Corp., 5.125%, 7/20/45	1,000,000	1,114,447
Kraft Heinz Foods Co., 4.375%, 6/1/46	1,000,000	940,979
Molson Coors Brewing Co., 2.1%, 7/15/21	400,000	389,565
		5,493,179
Energy - 2.3%
Antero Resources Corp., 5.625%, 6/1/23	300,000	307,125
Energy Transfer Partners L.P., 5.2%, 2/1/22	1,000,000	1,070,735
Enterprise Products Operating LLC, 3.75%,
2/15/25	750,000	762,046
Helmerich & Payne International Drilling Co.,
4.65%, 3/15/25	400,000	413,309
Marathon Oil Corp., 2.7%, 6/1/20	750,000	750,998
Marathon Petroleum Corp., 2.7%, 12/14/18	400,000	405,325
Williams Partners L.P. / ACMP Finance Corp.,
4.875%, 5/15/23	450,000	458,401
		4,167,939
Financials - 8.2%
AerCap Ireland Capital Ltd. / AerCap Global
AviationTrust (C), 3.75%, 5/15/19	400,000	407,500
Affiliated Managers Group Inc., 4.25%,
2/15/24	1,500,000	1,507,831
Air Lease Corp., 3.875%, 4/1/21	500,000	513,705
Air Lease Corp., 3.75%, 2/1/22	700,000	721,033
Bank of America Corp., MTN, 2.503%,
10/21/22	400,000	386,851
Bank of Montreal, MTN (C), 1.9%, 8/27/21	1,000,000	969,024
Berkshire Hathaway Inc., 3.125%, 3/15/26	250,000	248,376
Boston Properties L.P., 2.75%, 10/1/26	1,000,000	914,327
Brookfield Finance Inc. (C), 4.25%, 6/2/26	500,000	495,251
Discover Bank, 3.45%, 7/27/26	400,000	386,244
Goldman Sachs Group Inc./The, 5.75%,
1/24/22	750,000	843,161
Goldman Sachs Group Inc./The, 3.5%,
11/16/26	500,000	488,493
Huntington National Bank/The, 2.4%, 4/1/20	1,000,000	995,042
JPMorgan Chase & Co., 3.125%, 1/23/25	900,000	879,799
Liberty Mutual Group Inc. (B), 4.25%, 6/15/23	1,000,000	1,046,975
Morgan Stanley, 4.3%, 1/27/45	1,000,000	996,569
Nasdaq Inc., 3.85%, 6/30/26	100,000	99,340
Old Republic International Corp., 3.875%,
8/26/26	500,000	475,608

Raymond James Financial Inc., 3.625%,
9/15/26	300,000	292,567
Regions Bank, 2.25%, 9/14/18	250,000	250,821
Regions Financial Corp., 3.2%, 2/8/21	750,000	760,613
Synchrony Financial, 3.75%, 8/15/21	1,100,000	1,130,599
Synchrony Financial, 3.7%, 8/4/26	400,000	384,508
		15,194,237
Health Care - 1.2%
AbbVie Inc., 4.45%, 5/14/46	300,000	287,258
Actavis Funding SCS (C), 4.55%, 3/15/35	435,000	430,560
Forest Laboratories LLC (B), 5%, 12/15/21	250,000	270,296
HCA Inc., 3.75%, 3/15/19	500,000	513,750
Shire Acquisitions Investments Ireland DAC (C),
1.9%, 9/23/19	750,000	740,491
		2,242,355
Industrials - 2.1%
CRH America Inc. (B), 3.875%, 5/18/25	300,000	305,471
Equifax Inc., 2.3%, 6/1/21	400,000	391,999
Fortive Corp. (B), 2.35%, 6/15/21	225,000	221,991
International Lease Finance Corp., 8.875%,
9/1/17	400,000	418,000
Masco Corp., 4.375%, 4/1/26	650,000	656,500
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,450,432
United Rentals North America Inc., 4.625%,
7/15/23	350,000	357,000
		3,801,393
Information Technology - 3.5%
Analog Devices Inc., 5.3%, 12/15/45	600,000	659,782
Apple Inc., 2.25%, 2/23/21	500,000	499,584
Autodesk Inc., 4.375%, 6/15/25	1,000,000	1,027,258
Broadridge Financial Solutions Inc., 3.95%,
9/1/20	1,000,000	1,048,517
Diamond 1 Finance Corp. / Diamond 2 Finance
Corp. (B), 8.35%, 7/15/46	250,000	307,822
Fidelity National Information Services Inc.,
3%, 8/15/26	475,000	445,992
First Data Corp. (B), 6.75%, 11/1/20	400,000	415,000
Fiserv Inc., 2.7%, 6/1/20	300,000	301,449
Hewlett Packard Enterprise Co., 6.35%,
10/15/45	300,000	303,030
NVIDIA Corp., 2.2%, 9/16/21	250,000	244,026
Oracle Corp., 4%, 7/15/46	750,000	717,372
Visa Inc., 3.15%, 12/14/25	500,000	502,193
		6,472,025

See accompanying Notes to Financial Statements.

21

Ultra Series Fund | December 31, 2016

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Financials - continued
Consumer Staples - 3.0%
Boston Properties L.P., 3.65%, 2/1/26	$450,000	$444,382
Iron Mountain Inc. (B), 4.375%, 6/1/21	350,000	357,875
Welltower Inc., 4.5%, 1/15/24	1,000,000	1,056,578
WP Carey Inc., 4.25%, 10/1/26	400,000	388,348
		2,247,183
Telecommunication Services - 0.9%
Frontier Communications Corp., 11%, 9/15/25	200,000	206,500
Verizon Communications Inc., 3.45%, 3/15/21	500,000	516,201
Verizon Communications Inc., 5.15%, 9/15/23	626,000	692,195
Verizon Communications Inc., 4.4%, 11/1/34	300,000	296,096
		1,710,992
Utilities - 0.3%
Duke Energy Corp., 3.75%, 9/1/46	650,000	585,135
Total Corporate Notes and Bonds
(Cost $52,248,883)		53,184,840
LONG TERM MUNICIPAL BONDS - 7.3%
General - 7.3%
City of West Palm Beach FL Revenue, Series A,
3.998%, 10/1/35	1,210,000	1,147,697
County of Pasco FL Water & Sewer Revenue,
Series B, 6.76%, 10/1/39	1,000,000	1,120,340
County of Pima, COP, Series B, 3.625%,
12/1/27	1,145,000	1,095,422
East Baton Rouge Sewerage Commission
Revenue, Series B, 6.087%, 2/1/45	1,000,000	1,101,930
Kansas Development Finance Authority
Revenue, 6.6%, 10/1/39	500,000	551,330
Los Angeles Department of Water & Power
Revenue, 6.166%, 7/1/40	1,000,000	1,107,710
Metropolitan Transportation Authority
Revenue, 6.548%, 11/15/31	1,000,000	1,260,760
New York City Transitional Finance Authority
Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	547,655
Oklahoma Development Finance Authority
Revenue, 3.75%, 6/1/36	500,000	460,875
Palomar Community College District, General
Obligation, 7.194%, 8/1/45	1,000,000	1,153,690
State of Iowa Revenue, 6.75%, 6/1/34	1,000,000	1,104,690
University of Wisconsin Hospitals & Clinics
Revenue, Series A, 5%, 4/1/38	1,295,000	1,435,093
Washington County School District #1 West
Union, General Obligation, 4.355%, 6/30/34	800,000	815,080

West Contra Costa Unified School District,
General Obligation, 8.46%, 8/1/34	500,000	573,390
		13,475,662
Total Long Term Municipal Bonds
(Cost $13,783,533)		13,475,662
MORTGAGE BACKED SECURITIES - 27.4%
Fannie Mae - 16.8%
3.5%, 5/1/28 Pool # AL3678	213,325	222,961
3.5%, 8/1/29 Pool # MA2003	1,185,367	1,236,648
3%, 9/1/30 Pool # 890696	1,628,331	1,673,342
3%, 12/1/30 Pool # AL8924	686,949	705,964
3%, 2/1/31 Pool # 890710	637,845	655,116
7%, 11/1/31 Pool # 607515	29,192	32,870
6.5%, 3/1/32 Pool # 631377	56,194	63,576
7%, 5/1/32 Pool # 644591	14,580	15,681
6.5%, 6/1/32 Pool # 545691	380,307	434,201
5.5%, 11/1/33 Pool # 555880	495,389	555,587
7%, 7/1/34 Pool # 792636	38,533	40,035
4%, 2/1/35 Pool # MA2177	1,925,730	2,046,745
5%, 8/1/35 Pool # 829670	474,096	516,177
5%, 9/1/35 Pool # 820347	722,235	803,311
5%, 9/1/35 Pool # 835699	568,514	631,362
3.5%, 12/1/35 Pool # MA2473	1,297,324	1,343,454
5%, 12/1/35 Pool # 850561	233,472	254,541
5.5%, 10/1/36 Pool # 901723	535,252	594,442
6.5%, 10/1/36 Pool # 894118	340,254	384,952
6%, 11/1/36 Pool # 902510	572,795	660,139
6%, 10/1/37 Pool # 947563	701,199	814,005
6.5%, 8/1/38 Pool # 987711	1,105,093	1,302,380
4.5%, 8/1/40 Pool # AD8243	367,410	395,873
4%, 1/1/41 Pool # AB2080	1,764,315	1,864,248
4.5%, 7/1/41 Pool # AB3274	716,199	774,445
5.5%, 7/1/41 Pool # AL6588	1,594,605	1,787,431
4%, 9/1/41 Pool # AJ1406	1,364,336	1,434,113
3.5%, 6/1/42 Pool # AO4136	1,927,790	1,987,791
4%, 6/1/42 Pool # MA1087	504,681	532,119
3.5%, 8/1/42 Pool # AP2133	853,217	879,809
3.5%, 9/1/42 Pool # AB6228	1,458,303	1,503,630
3.5%, 3/1/43 Pool # AT0310	949,861	979,651
4%, 1/1/45 Pool # AS4257	335,582	353,961
4.5%, 2/1/45 Pool # MA2193	1,291,470	1,390,223
4%, 7/1/45 Pool # MA2342	585,343	615,765
3.5%, 8/1/45 Pool # AS5645	862,645	884,938
3.5%, 11/1/45 Pool # BA4907	683,528	701,185
		31,072,671

See accompanying Notes to Financial Statements.

22

Ultra Series Fund | December 31, 2016

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - continued
Freddie Mac - 10.5%
4.5%, 2/1/25 Pool # J11722	$288,429	$304,458
4.5%, 5/1/25 Pool # J12247	504,412	533,168
8%, 6/1/30 Pool # C01005	15,754	17,712
2.5%, 3/1/31 Pool # G18590	437,764	438,944
7%, 3/1/31 Pool # C48129	56,902	58,331
2.5%, 9/1/31 Pool # G18611	1,212,058	1,215,326
5.5%, 11/1/34 Pool # A28282	851,991	961,048
5.5%, 1/1/37 Pool # G04593	291,581	326,037
5%, 10/1/39 Pool # G60465	2,258,982	2,470,567
4%, 10/1/41 Pool # Q04092	860,315	908,951
3%, 9/1/42 Pool # C04233	2,492,380	2,491,366
3%, 4/1/43 Pool #V80025	2,249,395	2,248,478
3%, 4/1/43 Pool #V80026	2,211,640	2,210,740
3.5%, 8/1/44 Pool # Q27927	720,528	740,154
4%, 5/1/45 Pool # G08642	1,432,434	1,505,223
3%, 7/1/45 Pool # G08653	879,158	873,928
3.5%, 8/1/45 Pool # Q35614	1,322,235	1,356,516
3%, 10/1/46 Pool # G60722	915,718	910,518
		19,571,465
Ginnie Mae - 0.1%
6.5%, 2/20/29 Pool # 2714	66,778	76,910
6.5%, 4/20/31 Pool # 3068	46,861	54,638
		131,548
Total Mortgage Backed Securities
(Cost $50,347,794)		50,775,684
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 24.7%
U.S. Treasury Bonds - 8.7%
6.625%, 2/15/27	6,600,000	9,059,787
4.500%, 5/15/38	4,000,000	5,052,188
3.000%, 5/15/45	750,000	739,863
2.500%, 5/15/46	500,000	444,336
2.250%, 8/15/46	1,000,000	840,820
		16,136,994

U.S. Treasury Notes - 16.0%
2.750%, 2/15/19	7,250,000	7,477,693
3.375%, 11/15/19	5,500,000	5,802,715
2.625%, 11/15/20	6,500,000	6,718,361
2.000%, 11/15/21	5,000,000	5,013,865
2.750%, 11/15/23	3,500,000	3,615,392
2.250%, 11/15/25	1,000,000	987,188
		29,615,214
Total U.S. Government and Agency
Obligations (Cost $42,606,870)		45,752,208

	Shares
SHORT-TERM INVESTMENTS - 2.9%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	5,404,208	5,404,208
Total Short-Term Investments
(Cost $5,404,208)		5,404,208
TOTAL INVESTMENTS - 98.8% (Cost $178,731,670**)		182,787,131
NET OTHER ASSETS AND LIABILITIES - 1.2%		2,158,112
TOTAL NET ASSETS - 100.0%		$184,945,243

**	Aggregate cost for Federal tax purposes was $178,731,670.
(A)	Floating rate or variable rate note. Rate shown is as of December 31, 2016.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.6% of total net assets.
MTN	Medium Term Note.

See accompanying Notes to Financial Statements.

23

Ultra Series Fund | December 31, 2016

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 86.7%
Consumer Discretionary - 22.9%
Altice Financing S.A. (A) (B), 7.5%, 5/15/26	$250,000	$260,000
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	97,500
CCO Holdings LLC / CCO Holdings Capital Corp.
(A), 5.125%, 5/1/23	350,000	360,500
CCO Holdings LLC / CCO Holdings Capital Corp.
(A), 5.875%, 4/1/24	200,000	213,500
Cequel Communications Holdings I LLC /
Cequel Capital Corp. (A), 6.375%, 9/15/20	200,000	206,000
CST Brands Inc., 5%, 5/1/23	150,000	154,875
Deck Chassis Acquisition Inc. (A), 10%,
6/15/23	100,000	103,250
Diamond Resorts International Inc. (A), 7.75%,
9/1/23	250,000	250,000
DISH DBS Corp., 5.125%, 5/1/20	500,000	517,500
GameStop Corp. (A), 6.75%, 3/15/21	325,000	327,438
Isle of Capri Casinos Inc., 5.875%, 3/15/21	300,000	310,500
Jack Ohio Finance LLC / Jack Ohio Finance 1
Corp. (A), 6.75%, 11/15/21	500,000	506,250
Lear Corp., 5.25%, 1/15/25	200,000	210,250
Mediacom Broadband LLC / Mediacom
Broadband Corp., 6.375%, 4/1/23	400,000	420,000
Outfront Media Capital LLC / Outfront Media
Capital Corp., 5.25%, 2/15/22	150,000	155,625
Outfront Media Capital LLC / Outfront Media
Capital Corp., 5.625%, 2/15/24	500,000	521,250
Penske Automotive Group Inc., 5.75%,
10/1/22	250,000	257,500
Pinnacle Entertainment Inc. (A), 5.625%,
5/1/24	250,000	250,625
Scientific Games International Inc., 6.25%,
9/1/20	300,000	255,000
Sinclair Television Group Inc., 6.125%, 10/1/22	250,000	260,625
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	247,500
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	375,000	389,062
		6,274,750
Consumer Staples - 4.4%
Avon Products Inc., 6.6%, 3/15/20	250,000	252,500
Cott Beverages Inc., 5.375%, 7/1/22	250,000	254,375
First Quality Finance Co. Inc. (A) (C), 4.625%,
5/15/21	400,000	396,000
Post Holdings Inc. (A), 6.75%, 12/1/21	100,000	106,750
Post Holdings Inc. (A), 6%, 12/15/22	200,000	208,750
		1,218,375
Energy - 6.5%
American Midstream Partners L.P. / American
Midstream Finance Corp. (A), 8.5%, 12/15/21	250,000	248,125
Carrizo Oil & Gas Inc., 6.25%, 4/15/23	250,000	256,250

Rice Energy Inc., 6.25%, 5/1/22	500,000	513,750
Tesoro Logistics L.P. /Tesoro Logistics Finance
Corp., 6.375%, 5/1/24	250,000	267,500
Unit Corp., 6.625%, 5/15/21	525,000	509,250
		1,794,875
Financials - 6.1%
Donnelley Financial Solutions Inc. (A), 8.25%,
10/15/24	500,000	508,750
Equinix Inc., 5.875%, 1/15/26	100,000	105,250
FBM Finance Inc. (A), 8.25%, 8/15/21	250,000	263,750
Iron Mountain Inc., 6%, 8/15/23	200,000	212,500
Iron Mountain Inc., 5.75%, 8/15/24	150,000	154,125
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	194,500
Solera LLC / Solera Finance Inc. (A), 10.5%,
3/1/24	200,000	225,000
		1,663,875
Health Care - 8.7%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	500,000	496,875
Alere Inc. (A), 6.375%, 7/1/23	250,000	248,437
Grifols Worldwide Operations Ltd. (B), 5.25%,
4/1/22	250,000	258,750
HCA Inc., 5.875%, 2/15/26	100,000	103,000
Jaguar Holding Co. II / Pharmaceutical Product
Development LLC (A), 6.375%, 8/1/23	100,000	107,000
Mallinckrodt International Finance S.A. (B),
4.75%, 4/15/23	300,000	261,000
Mallinckrodt International Finance S.A. /
Mallinckrodt CB LLC (A) (B), 4.875%, 4/15/20	500,000	501,875
Surgical Care Affiliates Inc. (A), 6%, 4/1/23	250,000	258,125
Valeant Pharmaceuticals International Inc. (A)
(B), 5.625%, 12/1/21	200,000	155,000
		2,390,062
Industrials - 15.5%
ACCO Brands Corp., 6.75%, 4/30/20	300,000	315,000
Avis Budget Car Rental LLC / Avis Budget
Finance Inc. (A), 5.25%, 3/15/25	250,000	233,125
Bombardier Inc. (A) (B), 8.75%, 12/1/21	250,000	265,312
Bombardier Inc. (A) (B), 6.125%, 1/15/23	200,000	190,680
Covanta Holding Corp., 5.875%, 3/1/24	500,000	481,250
FTI Consulting Inc., 6%, 11/15/22	500,000	520,000
Griffon Corp., 5.25%, 3/1/22	300,000	303,975
Herc Rentals Inc. (A), 7.5%, 6/1/22	300,000	316,125
Hertz Corp./The, 6.75%, 4/15/19	72,000	72,000
Hertz Corp./The (A), 5.5%, 10/15/24	250,000	218,438
Nielsen Finance LLC / Nielsen Finance Co. (A),
5%, 4/15/22	420,000	427,875
Prime Security Services Borrower LLC / Prime
Finance Inc. (A), 9.25%, 5/15/23	125,000	136,094

See accompanying Notes to Financial Statements.

24

Ultra Series Fund | December 31, 2016

High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Industrials - continued
Standard Industries Inc. (A), 5.375%, 11/15/24	$250,000	$256,875
Summit Materials LLC / Summit Materials
Finance Corp., 8.5%, 4/15/22	250,000	276,250
West Corp. (A), 5.375%, 7/15/22	250,000	241,562
		4,254,561
Information Technology - 6.4%
Alliance Data Systems Corp. (A), 6.375%,
4/1/20	400,000	406,000
Belden Inc. (A), 5.5%, 9/1/22	500,000	515,000
Diebold Nixdorf Inc., 8.5%, 4/15/24	395,000	421,663
Western Digital Corp. (A), 7.375%, 4/1/23	150,000	165,000
Western Digital Corp. (A), 10.5%, 4/1/24	200,000	236,500
		1,744,163
Materials - 5.7%
ARD Finance S.A., PIK (A) (B), 7.125%,
9/15/23	250,000	246,875
Ardagh Packaging Finance PLC / Ardagh
Holdings USA Inc. (A) (B), 6.75%, 1/31/21	400,000	412,000
Berry Plastics Corp., 5.125%, 7/15/23	250,000	254,375
Rayonier AM Products Inc. (A), 5.5%, 6/1/24	100,000	93,500
Sealed Air Corp. (A), 5.125%, 12/1/24	400,000	411,000
US Concrete Inc., 6.375%, 6/1/24	125,000	132,188
		1,549,938
Telecommunication Services - 6.1%
Altice S.A. (A) (B), 7.625%, 2/15/25	400,000	420,000
Frontier Communications Corp., 6.25%,
9/15/21	400,000	379,000
GCI Inc., 6.875%, 4/15/25	250,000	253,750
Inmarsat Finance PLC (A) (B), 6.5%, 10/1/24	300,000	304,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co.
II LLC / Sprint Spectrum Co. III LLC (A), 3.36%,
9/20/21	150,000	150,281
T-Mobile USA Inc., 6.633%, 4/28/21	150,000	156,562
		1,664,093

Utilities - 4.4%
AES Corp., 5.5%, 4/15/25	200,000	200,000
AmeriGas Partners L.P. / AmeriGas Finance
Corp., 5.875%, 8/20/26	100,000	101,500
Dynegy Inc., 7.625%, 11/1/24	150,000	138,375
NRG Energy Inc., 6.25%, 7/15/22	300,000	300,750
NRG Energy Inc., 6.25%, 5/1/24	200,000	194,500
Talen Energy Supply LLC (A), 4.625%, 7/15/19	300,000	284,250
		1,219,375
Total Corporate Notes and Bonds
(Cost $23,266,256)		23,774,067

	Shares
MUTUAL FUND - 1.4%
iShares iBoxx $ High Yield Corporate Bond ETF	4,500	389,475
Total Mutual Funds (Cost $387,385)		389,475
SHORT-TERM INVESTMENTS - 10.6%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	2,900,651	2,900,651
Total Short-Term Investments
(Cost $2,900,651)		2,900,651
TOTAL INVESTMENTS - 98.7% (Cost $26,554,292**)		27,064,193
NET OTHER ASSETS AND LIABILITIES - 1.3%		342,823
TOTAL NET ASSETS - 100.0%		$27,407,016

**	Aggregate cost for Federal tax purposes was $26,562,568.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 13.4% of total net assets.
(C)	Illiquid security (See Note 2).
ETF	Exchange Traded Fund.
PIK	Payment in Kind.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

25

Ultra Series Fund | December 31, 2016

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 55.8%
Consumer Discretionary - 3.8%
Home Depot Inc./The	27,000	$3,620,160
McDonald’s Corp.	24,000	2,921,280
Omnicom Group Inc.	30,000	2,553,300
Tiffany & Co.	22,500	1,742,175
		10,836,915
Consumer Staples - 4.4%
JM Smucker Co./The	21,000	2,689,260
Nestle S.A., ADR	46,000	3,300,040
PepsiCo Inc.	26,500	2,772,695
Procter & Gamble Co./The	44,500	3,741,560
		12,503,555
Energy - 4.7%
Chevron Corp.	32,000	3,766,400
Exxon Mobil Corp.	61,000	5,505,860
Schlumberger Ltd.	51,000	4,281,450
		13,553,710
Financials - 9.9%
BB&T Corp.	59,000	2,774,180
Chubb Ltd.	19,000	2,510,280
CME Group Inc.	38,000	4,383,300
Northern Trust Corp.	27,500	2,448,875
PNC Financial Services Group Inc./The	39,000	4,561,440
Travelers Cos. Inc./The	30,000	3,672,600
US Bancorp	114,000	5,856,180
Wells Fargo & Co.	39,500	2,176,845
		28,383,700
Health Care - 7.4%
Amgen Inc.	20,000	2,924,200
Johnson & Johnson	55,000	6,336,550
Medtronic PLC	40,500	2,884,815
Merck & Co. Inc.	62,000	3,649,940
Pfizer Inc.	162,000	5,261,760
		21,057,265
Industrials - 10.1%
3M Co.	20,000	3,571,400
Boeing Co./The	24,000	3,736,320
Caterpillar Inc.	37,000	3,431,380
Emerson Electric Co.	35,000	1,951,250
General Electric Co.	147,000	4,645,200
Union Pacific Corp.	25,000	2,592,000
United Parcel Service Inc., Class B	38,500	4,413,640
United Technologies Corp.	42,500	4,658,850
		29,000,040
Information Technology - 10.0%
Accenture PLC, Class A	27,500	3,221,075
Apple Inc.	19,000	2,200,580
Automatic Data Processing Inc.	17,500	1,798,650
Cisco Systems Inc.	186,500	5,636,030
Microsoft Corp.	92,000	5,716,880
TE Connectivity Ltd.	56,500	3,914,320
Texas Instruments Inc.	56,500	4,122,805
Xilinx Inc.	32,500	1,962,025
		28,572,365
Materials - 1.8%
Monsanto Co.	19,000	1,998,990
Praxair Inc.	26,500	3,105,535
		5,104,525
Telecommunication Service - 1.8%
Verizon Communications Inc.	97,000	5,177,860

Utilities - 1.9%
Duke Energy Corp.	28,545	2,215,663
NextEra Energy Inc.	26,000	3,105,960
		5,321,623
Total Common Stocks
(Cost $112,634,262)		159,511,558
	Par Value
ASSET BACKED SECURITIES - 1.5%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.185%,
9/21/30	$599,648	609,093
Ally Master Owner Trust, Series 2014-4, Class
A2, 1.43%, 6/17/19	550,000	550,325
Chase Issuance Trust, Series 2007-A2, Class A2
(A), 0.754%, 4/15/19	800,000	800,000
Chase Issuance Trust, Series 2007-C1, Class C1
(A), 1.164%, 4/15/19	700,000	699,942
CNH Equipment Trust, Series 2014-A, Class A3,
0.84%, 5/15/19	107,227	107,185
Ford Credit Auto Owner Trust, Series 2014-A,
Class A3, 0.79%, 5/15/18	38,452	38,442
Hyundai Auto Receivables Trust, Series 2014-A,
Class A3, 0.79%, 7/16/18	32,084	32,073
Porsche Innovative Lease Owner Trust, Series
2015-1, Class A4 (B), 1.43%, 5/21/21	321,000	321,244
Santander Drive Auto Receivables Trust, Series
2013-5, Class C, 2.25%, 6/17/19	373,779	375,006
Santander Drive Auto Receivables Trust, Series
2013-5, Class D, 2.73%, 10/15/19	175,000	177,005

See accompanying Notes to Financial Statements.

26

Ultra Series Fund | December 31, 2016

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - continued
Santander Drive Auto Receivables Trust, Series
2013-A, Class C (B), 3.12%, 10/15/19	$247,489	$249,114
Santander Drive Auto Receivables Trust, Series
2013-4, Class C, 3.25%, 1/15/20	432,015	434,825
Volvo Financial Equipment LLC, Series 2014-
1A, Class A3 (B), 0.82%, 4/16/18	59,811	59,772
Total Asset Backed Securities
( Cost $4,464,542 )		4,454,026
COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.4%
Fannie Mae - 1.1%
Fannie Mae REMICS, Series 2011-31, Class DB,
3.5%, 4/25/31	350,000	367,697
Fannie Mae REMICS, Series 2011-36, Class QB,
4%, 5/25/31	481,000	516,973
Fannie Mae REMICS, Series 2005-79, Class LT,
5.5%, 9/25/35	590,119	658,160
Fannie Mae REMICS, Series 2011-101, Class
NC, 2.5%, 4/25/40	959,514	964,113
Fannie Mae REMICS, Series 2016-21, Class BA,
3%, 3/25/42	529,589	538,518
		3,045,461
Freddie Mac - 0.3%
Freddie Mac REMICS, Series 3825, Class CB,
3.5%, 3/15/26	400,000	417,762
Freddie Mac REMICS, Series 4037, Class B,
3%, 4/15/27	450,000	453,577
		871,339
Total Collateralized Mortgage
Obligations (Cost $3,983,723)		3,916,800
COMMERCIAL MORTGAGE-BACKED
SECURITIES - 1.1%
Bear Stearns Commercial Mortgage Securities
Trust, Series 2007-PW17, Class A1A (A),
5.65%, 6/11/50	303,005	308,571
Fannie Mae-Aces, Series 2016-M2, Class X2, IO
(A), 1.113%, 1/25/23	7,881,862	412,422
FREMF Mortgage Trust, Series 2011-K702,
Class B (A) (B), 4.765%, 4/25/44	395,000	406,666
FREMF Mortgage Trust, Series 2012-K708,
Class B (A) (B), 3.751%, 2/25/45	700,000	717,951
FREMF Mortgage Trust, Series 2012-K707,
Class B (A) (B), 3.883%, 1/25/47	500,000	513,760
FREMF Mortgage Trust, Series 2011-K701,
Class C (A) (B), 4.286%, 7/25/48	750,000	753,275
Total Commercial Mortgage-Backed
Securities (Cost $3,188,931)		3,112,645

CORPORATE NOTES AND BONDS - 12.8%
Consumer Discretionary - 2.4%
Charter Communications Operating LLC /
Charter Communications Operating Capital
Corp., 4.464%, 7/23/22	600,000	627,018
ERAC USA Finance LLC (B), 6.7%, 6/1/34	875,000	1,061,171
Ford Motor Credit Co. LLC, MTN, 2.943%,
1/8/19	500,000	505,706
GameStop Corp. (B), 6.75%, 3/15/21	200,000	201,500
General Motors Financial Co. Inc., 3.2%, 7/6/21	650,000	644,577
GLP Capital L.P. / GLP Financing II Inc., 4.875%,
11/1/20	450,000	472,500
Lennar Corp., 4.75%, 4/1/21	350,000	361,375
Lowe’s Cos. Inc., 2.5%, 4/15/26	400,000	379,866
Marriott International Inc., 3.125%, 6/15/26	400,000	378,613
Newell Brands Inc., 5.5%, 4/1/46	450,000	516,612
Omnicom Group Inc., 3.6%, 4/15/26	650,000	643,286
Priceline Group Inc./The, 3.6%, 6/1/26	500,000	494,502
Under Armour Inc., 3.25%, 6/15/26	150,000	141,664
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	350,000	343,560
		6,771,950
Consumer Staples - 0.7%
Anheuser-Busch InBev Finance Inc., 4.9%,
2/1/46	500,000	540,435
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	600,000	576,165
CVS Health Corp., 5.125%, 7/20/45	400,000	445,779
Kraft Heinz Foods Co., 4.375%, 6/1/46	500,000	470,489
		2,032,868
Energy - 2.1%
Antero Resources Corp., 5.625%, 6/1/23	200,000	204,750
ConocoPhillips, 6.65%, 7/15/18	1,500,000	1,606,177
Energy Transfer Partners L.P., 5.2%, 2/1/22	600,000	642,441
Enterprise Products Operating LLC, 3.75%,
2/15/25	400,000	406,425
Exxon Mobil Corp., 4.114%, 3/1/46	500,000	512,137
Marathon Oil Corp., 2.7%, 6/1/20	500,000	500,666
Phillips 66, 4.65%, 11/15/34	500,000	520,459
Schlumberger Holdings Corp. (B), 4%,
12/21/25	400,000	419,196
Valero Energy Corp., 6.625%, 6/15/37	500,000	585,182
Williams Partners L.P. / ACMP Finance Corp.,
4.875%, 5/15/23	750,000	764,001
		6,161,434
Financials - 2.9%
Air Lease Corp., 3.75%, 2/1/22	500,000	515,024
Bank of America Corp., MTN, 2.503%,
10/21/22	400,000	386,851

See accompanying Notes to Financial Statements.

27

Ultra Series Fund | December 31, 2016

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Financials - continued
Bank of Montreal, MTN (C), 1.9%, 8/27/21	$500,000	$484,512
Berkshire Hathaway Inc., 3.125%, 3/15/26	250,000	248,376
Brookfield Finance Inc. (C), 4.25%, 6/2/26	300,000	297,150
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	975,000	1,096,110
Huntington National Bank/The, 2.2%, 4/1/19	1,200,000	1,201,052
JPMorgan Chase & Co., 2.972%, 1/15/23	500,000	498,326
JPMorgan Chase & Co., 2.95%, 10/1/26	650,000	620,417
Morgan Stanley, MTN, 3.875%, 1/27/26	200,000	202,021
Morgan Stanley, 4.3%, 1/27/45	500,000	498,285
Nasdaq Inc., 3.85%, 6/30/26	75,000	74,505
Old Republic International Corp., 3.875%,
8/26/26	450,000	428,047
Raymond James Financial Inc., 3.625%,
9/15/26	200,000	195,045
Regions Financial Corp., 3.2%, 2/8/21	500,000	507,075
Synchrony Financial, 3.75%, 8/15/21	600,000	616,690
Synchrony Financial, 3.7%, 8/4/26	400,000	384,508
		8,253,994
Health Care - 0.9%
AbbVie Inc., 4.45%, 5/14/46	400,000	383,011
Actavis Funding SCS (C), 4.75%, 3/15/45	300,000	294,520
HCA Inc., 3.75%, 3/15/19	300,000	308,250
Shire Acquisitions Investments Ireland DAC (C),
1.9%, 9/23/19	750,000	740,492
UnitedHealth Group Inc., 2.875%, 3/15/23	1,000,000	1,003,433
		2,729,706
Industrials - 0.7%
Fortive Corp. (B), 2.35%, 6/15/21	150,000	147,994
International Lease Finance Corp., 8.875%,
9/1/17	450,000	470,250
Masco Corp., 4.375%, 4/1/26	400,000	404,000
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	1,094,687
		2,116,931
Information Technology - 1.8%
Analog Devices Inc., 5.3%, 12/15/45	350,000	384,873
Apple Inc., 2.25%, 2/23/21	500,000	499,584
Autodesk Inc., 4.375%, 6/15/25	500,000	513,629
Broadridge Financial Solutions Inc., 3.4%,
6/27/26	650,000	627,262
Cisco Systems Inc., 2.2%, 2/28/21	700,000	698,492
Diamond 1 Finance Corp. / Diamond 2 Finance
Corp. (B), 8.35%, 7/15/46	175,000	215,475
Fidelity National Information Services Inc.,
3%, 8/15/26	450,000	422,519

Intel Corp., 4.9%, 7/29/45	400,000	447,473
NVIDIA Corp., 2.2%, 9/16/21	200,000	195,221
Oracle Corp., 4%, 7/15/46	500,000	478,248
Thomson Reuters Corp. (C), 4.3%, 11/23/23	600,000	627,698
		5,110,474
Real Estate - 0.4%
Iron Mountain Inc. (B), 4.375%, 6/1/21	300,000	306,750
Welltower Inc., 4.5%, 1/15/24	725,000	766,019
		1,072,769
Telecommunication Services - 0.9%
AT&T Inc., 4.75%, 5/15/46	500,000	473,710
Frontier Communications Corp., 11%, 9/15/25	150,000	154,875
Harris Corp., 5.054%, 4/27/45	500,000	527,909
Verizon Communications Inc., 5.15%, 9/15/23	1,260,000	1,393,236
		2,549,730
Total Corporate Notes and Bonds
(Cost $35,856,825)		36,799,856
LONG TERM MUNICIPAL BONDS - 3.4%
General - 3.4%
City of West Palm Beach FL Revenue, Series A,
3.998%, 10/1/35	250,000	237,128
County of Pasco FL Water & Sewer Revenue,
Series B, 6.76%, 10/1/39	1,000,000	1,120,340
County of Pima, COP, Series B, 3.475%,
12/1/26	1,105,000	1,060,601
Los Angeles Department of Water & Power
Revenue, 6.166%, 7/1/40	1,000,000	1,107,710
Metropolitan Transportation Authority
Revenue, 6.548%, 11/15/31	1,000,000	1,260,760
Metropolitan Water District of Southern
California Revenue, Series D, 6.538%, 7/1/39	500,000	550,855
New York City Transitional Finance Authority
FutureTax Secured Revenue, 6.267%, 8/1/39	500,000	547,655
Northside Independent School District, General
Obligation, Series B, (PSF-GTD), 5.741%,
8/15/35	850,000	920,031
Oklahoma Development Finance Authority
Revenue, 3.75%, 6/1/36	375,000	345,656
Rancho Water District Financing Authority
Revenue, Series A, 6.337%, 8/1/40	800,000	880,648
State of Iowa Revenue, 6.75%, 6/1/34	500,000	552,345
University of Massachusetts Building Authority
Revenue, 6.573%, 5/1/39	1,000,000	1,079,180
		9,662,909
Total Long Term Municipal Bonds
(Cost $9,787,990)		9,662,909

See accompanying Notes to Financial Statements.

28

Ultra Series Fund | December 31, 2016

Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 10.3%
Fannie Mae - 6.6%
3%, 5/1/27 Pool # AL1715	$621,525	$639,196
3.5%, 5/1/28 Pool # AL3678	213,325	222,961
3.5%, 8/1/29 Pool # MA2003	476,232	496,834
3%, 9/1/30 Pool # 890696	771,315	792,636
3%, 12/1/30 Pool # AL8924	549,559	564,771
3%, 2/1/31 Pool # 890710	850,460	873,488
7%, 11/1/31 Pool # 607515	29,192	32,870
7%, 5/1/32 Pool # 644591	8,016	8,621
5.5%, 10/1/33 Pool # 254904	189,246	212,231
5.5%, 11/1/33 Pool # 555880	495,389	555,586
5%, 5/1/34 Pool # 780890	648,431	710,004
7%, 7/1/34 Pool # 792636	18,443	19,163
4%, 2/1/35 Pool # MA2177	925,832	984,012
5%, 9/1/35 Pool # 820347	295,181	328,317
5%, 9/1/35 Pool # 835699	237,973	264,280
5%, 12/1/35 Pool # 850561	97,668	106,481
5.5%, 9/1/36 Pool # 831820	508,373	582,794
6%, 9/1/36 Pool # 831741	308,510	349,026
5.5%, 10/1/36 Pool # 901723	200,720	222,916
5.5%, 12/1/36 Pool # 903059	435,248	493,116
4%, 1/1/41 Pool # AB2080	784,140	828,554
4.5%, 7/1/41 Pool # AB3274	225,758	244,119
5.5%, 7/1/41 Pool # AL6588	919,964	1,031,210
4%, 9/1/41 Pool # AJ1406	606,371	637,384
4%, 10/1/41 Pool # AJ4046	720,902	763,138
3.5%, 6/1/42 Pool # AO4134	574,495	592,557
3.5%, 6/1/42 Pool # AO4136	722,921	745,422
3.5%, 8/1/42 Pool # AP2133	711,014	733,174
3%, 2/1/43 Pool # AB8486	1,107,158	1,106,843
3%, 2/1/43 Pool # AL3072	860,036	859,791
3.5%, 3/1/43 Pool # AT0310	604,457	623,414
4%, 1/1/45 Pool # AS4257	242,365	255,639
4.5%, 2/1/45 Pool # MA2193	729,310	785,077
3.5%, 4/1/45 Pool # MA2229	591,748	606,983
3.5%, 11/1/45 Pool # BA4907	683,528	701,185
		18,973,793
Freddie Mac - 3.7%
4.5%, 2/1/25 Pool # J11722	173,057	182,675
4.5%, 5/1/25 Pool # J12247	141,866	149,953
8%, 6/1/30 Pool # C01005	12,603	14,170
2.5%, 3/1/31 Pool # G18590	306,435	307,261
2.5%, 9/1/31 Pool # G18611	630,270	631,969
6.5%, 1/1/32 Pool # C62333	86,585	97,796
5%, 10/1/39 Pool # G60465	1,426,704	1,560,334
3.5%, 11/1/40 Pool # G06168	363,927	374,849

4.5%, 9/1/41 Pool # Q03516	620,792	667,721
4%, 10/1/41 Pool # Q04092	860,315	908,951
3%, 9/1/42 Pool # C04233	1,281,796	1,281,274
3%, 4/1/43 Pool #V80025	899,758	899,391
3%, 4/1/43 Pool #V80026	884,656	884,296
4%, 5/1/45 Pool # G08642	859,460	903,134
3.5%, 8/1/45 Pool # Q35614	881,490	904,344
3%, 10/1/46 Pool # G60722	643,477	639,824
		10,407,942
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	38,591	44,996
Total Mortgage Backed Securities
(Cost $29,242,033)		29,426,731
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.8%
Federal Home Loan Bank - 0.3%
1.000%, 6/1/23 (A)	500,000	496,398
1.750%, 12/21/23 (A)	350,000	347,784
		844,182
U.S. Treasury Bonds - 2.3%
6.625%, 2/15/27	2,270,000	3,116,018
3.000%, 5/15/42	1,000,000	991,641
2.500%, 2/15/45	1,250,000	1,113,427
2.500%, 5/15/46	500,000	444,336
2.250%, 8/15/46	1,000,000	840,820
		6,506,242
U.S. Treasury Notes - 8.2%
2.375%, 7/31/17	1,000,000	1,009,609
4.250%, 11/15/17	4,000,000	4,115,624
3.875%, 5/15/18	1,000,000	1,039,023
2.750%, 2/15/19	1,300,000	1,340,828
3.125%, 5/15/19	2,000,000	2,085,234
3.625%, 8/15/19	1,250,000	1,323,243
3.375%, 11/15/19	1,000,000	1,055,039
2.000%, 7/31/20	1,000,000	1,012,930
2.625%, 11/15/20	6,800,000	7,028,439
2.000%, 2/15/22	1,750,000	1,752,733
1.750%, 5/15/22	1,750,000	1,724,296
		23,486,998
Total U.S. Government and Agency
Obligations (Cost $30,077,635)		30,837,422

See accompanying Notes to Financial Statements.

29

Ultra Series Fund | December 31, 2016

Diversified Income Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 2.6%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	7,319,593	$7,319,593
Total Short-Term Investments
(Cost $7,319,593)		7,319,593
TOTAL INVESTMENTS - 99.7% (Cost $236,555,534**)		285,041,540
NET OTHER ASSETS AND LIABILITIES - 0.3%		996,253
TOTAL NET ASSETS - 100.0%		$286,037,793

**	Aggregate cost for Federal tax purposes was $237,317,878.
(A)	Floating rate or variable rate note. Rate shown is as of December 31, 2016.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.9% of total net assets.
ADR	American Depositary Receipt.
MTN	Medium Term Note.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 97.6%
Consumer Discretionary - 5.0%
Discovery Communications Inc., Class C*	228,000	$6,105,840
General Motors Co.	334,000	11,636,560
		17,742,400
Energy - 18.4%
Apache Corp.	219,000	13,899,930
Baker Hughes Inc.	230,500	14,975,585
Chevron Corp.	65,500	7,709,350
Exxon Mobil Corp.	84,000	7,581,840
Marathon Petroleum Corp.	159,000	8,005,650
National Oilwell Varco Inc.	115,000	4,305,600
Occidental Petroleum Corp.	120,000	8,547,600
		65,025,555
Financials - 27.7%
Capital Markets - 3.0%
Bank of New York Mellon Corp./The	227,000	10,755,260

Commercial Banks - 13.4%
Bank of America Corp.	586,000	12,950,600
JPMorgan Chase & Co.	246,000	21,227,340
US Bancorp	252,500	12,970,925
		47,148,865
Diversified Financial Services - 4.8%
Berkshire Hathaway Inc., Class B*	50,500	8,230,490
Nasdaq Inc.	131,000	8,792,720
		17,023,210
Insurance - 6.5%
Aflac Inc.	129,000	8,978,400
American International Group Inc.	211,002	13,780,540
		22,758,940
		97,686,275
Health Care - 4.2%
Baxter International Inc.	333,000	14,765,220

Industrials - 15.6%
Caterpillar Inc.	104,000	9,644,960
FedEx Corp.	70,500	13,127,100
General Dynamics Corp.	39,000	6,733,740
Jacobs Engineering Group Inc.*	288,000	16,416,000
Republic Services Inc.	158,500	9,042,425
		54,964,225

Information Technology - 7.6%
Cisco Systems Inc.	175,000	5,288,500
Microsoft Corp.	174,000	10,812,360
TE Connectivity Ltd.	153,000	10,599,840
		26,700,700
Materials - 8.0%
Ball Corp.	88,000	6,606,160
Dow Chemical Co./The	282,000	16,136,040
Nucor Corp.	92,000	5,475,840
		28,218,040
Real Estate - 4.4%
Digital Realty Trust Inc.	114,500	11,250,770
Weyerhaeuser Co.	141,000	4,242,690
		15,493,460
Telecommunication Service - 4.2%
T-Mobile U.S. Inc.*	256,000	14,722,560

Utilities - 2.5%
PG&E Corp.	144,000	8,750,880
Total Common Stocks
(Cost $294,755,300)		344,069,315
SHORT-TERM INVESTMENTS - 2.3%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	8,209,384	8,209,384
Total Short-Term Investments
(Cost $8,209,384)		8,209,384
TOTAL INVESTMENTS - 99.9% (Cost $302,964,684**)		352,278,699
NET OTHER ASSETS AND LIABILITIES - 0.1%		423,216
TOTAL NET ASSETS - 100.0%		$352,701,915

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $302,906,709.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 95.8%
Consumer Discretionary - 18.2%
Amazon.com Inc.*	4,210	$3,156,953
CBS Corp., Class B	69,876	4,445,511
Dollar General Corp.	71,242	5,276,895
Home Depot Inc./The	36,587	4,905,585
Liberty Global PLC, Series C*	105,590	3,136,023
McDonald’s Corp.	33,499	4,077,498
Omnicom Group Inc.	56,755	4,830,418
Starbucks Corp.	52,000	2,887,040
TJX Cos. Inc./The	59,332	4,457,613
Walt Disney Co./The	75,150	7,832,133
		45,005,669
Consumer Staples - 9.5%
Costco Wholesale Corp.	21,615	3,460,778
CVS Health Corp.	86,875	6,855,306
Diageo PLC, ADR	30,281	3,147,407
JM Smucker Co./The	34,312	4,393,995
PepsiCo Inc.	53,515	5,599,274
		23,456,760
Energy - 1.7%
Schlumberger Ltd.	51,169	4,295,638

Financials - 5.7%
Berkshire Hathaway Inc., Class B*	35,695	5,817,571
S&P Global Inc.	29,107	3,130,167
T. Rowe Price Group Inc.	67,500	5,080,050
		14,027,788
Health Care - 21.6%
Allergan PLC*	23,599	4,956,026
Amgen Inc.	46,935	6,862,366
Biogen Inc.*	21,251	6,026,359
Celgene Corp.*	32,180	3,724,835
Danaher Corp.	52,766	4,107,305
Express Scripts Holding Co.*	68,415	4,706,268
Gilead Sciences Inc.	98,890	7,081,513
HCA Holdings Inc.*	57,945	4,289,089
Johnson & Johnson	38,034	4,381,897
Thermo Fisher Scientific Inc.	29,530	4,166,683
Varian Medical Systems Inc.*	35,225	3,162,501
		53,464,842
Industrials - 7.0%
3M Co.	21,137	3,774,434
Boeing Co./The	28,872	4,494,793
United Parcel Service Inc., Class B	46,523	5,333,396
W.W. Grainger Inc.	16,247	3,773,366
		17,375,989

Information Technology - 30.2%
Communications Equipment - 1.5%
QUALCOMM Inc.	57,803	$3,768,756

Computers & Peripherals - 5.6%
Apple Inc.	120,660	13,974,841

Electronic Equipment, Instruments & Components - 1.9%
TE Connectivity Ltd.	66,265	4,590,839

Internet Software & Services - 5.5%
Alphabet Inc., Class C*	17,597	13,581,717

IT Services - 7.0%
Accenture PLC, Class A	51,762	6,062,883
PayPal Holdings Inc.*	96,468	3,807,592
Visa Inc., Class A	94,236	7,352,293
		17,222,768
Software - 8.7%
Microsoft Corp.	177,808	11,048,989
Oracle Corp.	269,632	10,367,350
		21,416,339
		74,555,260
Real Estate - 1.9%
Brookfield Asset Management Inc., Class A	138,890	4,584,759
Total Common Stocks
(Cost $151,792,619)		236,766,705
SHORT-TERM INVESTMENTS - 4.2%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	10,417,796	10,417,796
Total Short-Term Investments
(Cost $10,417,796)		10,417,796
TOTAL INVESTMENTS - 100.0% (Cost $162,210,415**)		247,184,501
NET OTHER ASSETS AND LIABILITIES - 0.0%		39,583
TOTAL NET ASSETS - 100.0%		$247,224,084

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $162,599,580.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 92.5%
Consumer Discretionary - 28.7%
Media - 13.5%
Discovery Communications Inc., Class C*	205,360	$5,499,541
Liberty Broadband Corp., Class C*	120,559	8,929,805
Liberty Global PLC, Series C*	256,389	7,614,753
Omnicom Group Inc.	81,453	6,932,465
		28,976,564
Multiline Retail - 2.4%
Dollar General Corp.	68,780	5,094,535

Specialty Retail - 12.8%
CarMax Inc.*	131,187	8,447,131
Ross Stores Inc.	132,555	8,695,608
Sally Beauty Holdings Inc.*	327,498	8,652,497
Tiffany & Co.	21,701	1,680,308
		27,475,544
		61,546,643
Consumer Staples - 0.8%
Brown-Forman Corp., Class B	37,588	1,688,453

Energy - 3.8%
Oceaneering International Inc.	71,705	2,022,798
World Fuel Services Corp.	133,637	6,135,275
		8,158,073
Financials - 19.4%
Arch Capital Group Ltd.*	79,440	6,854,878
Brown & Brown Inc.	188,895	8,473,830
Glacier Bancorp Inc.	99,741	3,613,616
M&T Bank Corp.	35,014	5,477,240
Markel Corp.*	10,968	9,920,556
WR Berkley Corp.	107,032	7,118,698
		41,458,818
Health Care - 6.9%
DaVita Inc.*	123,376	7,920,740
Laboratory Corp. of America Holdings*	53,966	6,928,155
		14,848,895

Industrials - 12.7%
Copart Inc.*	149,686	8,294,101
Expeditors International of Washington Inc.	151,905	8,044,889
Fastenal Co.	103,385	4,857,027
IHS Markit Ltd.*	168,594	5,969,914
		27,165,931
Information Technology - 6.1%
Amphenol Corp., Class A	76,021	5,108,611
CDW Corp.	154,656	8,056,031
		13,164,642
Materials - 6.3%
Axalta Coating Systems Ltd.*	254,290	6,916,688
Crown Holdings Inc.*	126,504	6,650,315
		13,567,003
Real Estate - 7.8%
American Tower Corp.	39,675	4,192,854
Brookfield Asset Management Inc., Class A	245,872	8,116,235
Crown Castle International Corp.	49,396	4,286,091
		16,595,180
Total Common Stocks
(Cost $126,690,917)		198,193,638
SHORT-TERM INVESTMENTS - 7.5%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	16,109,073	16,109,073
Total Short-Term Investments
(Cost $16,109,073)		16,109,073
TOTAL INVESTMENTS - 100.0% (Cost $142,799,990**)		214,302,711
NET OTHER ASSETS AND LIABILITIES - 0.0%		(84,838)
TOTAL NET ASSETS - 100.0%		$214,217,873

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $143,077,999.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 95.2%
Australia - 1.5%
Caltex Australia Ltd. (A)	26,891	$590,384

Belgium - 3.4%
Anheuser-Busch InBev S.A. (A)	10,308	1,088,597
KBC Group N.V. (A)	4,377	270,929
		1,359,526
Bermuda - 1.4%
Signet Jewelers Ltd.	5,800	546,708

Brazil - 1.1%
BB Seguridade Participacoes S.A. (A)	50,700	438,878

Canada - 5.8%
Canadian National Railway Co.	7,400	498,018
MacDonald Dettwiler & Associates Ltd.	5,600	278,989
National Bank of Canada	18,000	731,047
Suncor Energy Inc.	24,400	797,795
		2,305,849
Denmark - 1.1%
Carlsberg AS, Class B (A)	5,054	436,165

Finland - 2.4%
Sampo Oyj, Class A (A)	20,803	930,253

France - 9.6%
Air Liquide S.A. (A)	6,128	680,288
Cap Gemini S.A. (A)	9,024	761,062
Cie Generale des Etablissements Michelin (A)	5,160	573,940
Valeo S.A. (A)	17,099	982,502
Vinci S.A. (A)	11,687	794,940
		3,792,732
Germany - 2.4%
SAP SE (A)	10,871	950,073

Ireland - 2.2%
James Hardie Industries PLC (A)	27,581	436,719
Ryanair Holdings PLC, ADR*	5,380	447,939
		884,658
Israel - 1.8%
Teva Pharmaceutical Industries Ltd., ADR	19,970	723,912

Italy - 0.8%
Azimut Holding SpA (A)	18,242	303,832

Japan - 18.0%
ABC-Mart Inc. (A)	7,000	395,979
Daiwa House Industry Co. Ltd. (A)	37,890	1,033,621
Don Quijote Holdings Co. Ltd. (A)	24,400	901,394
Hoshizaki Corp. (A)	900	71,145
Isuzu Motors Ltd. (A)	51,100	645,097
Japan Tobacco Inc. (A)	15,900	522,369
KDDI Corp. (A)	21,000	530,206
Makita Corp. (A)	8,600	575,297
Seven & I Holdings Co. Ltd. (A)	16,824	640,257
Sony Corp. (A)	31,000	861,524
Sumitomo Mitsui Financial Group Inc. (A)	18,500	701,336
United Arrows Ltd. (A)	8,900	245,030
		7,123,255
Luxembourg - 0.7%
RTL Group S.A.* (A)	3,571	261,739

Netherlands - 3.3%
Airbus Group SE (A)	4,372	288,546
Koninklijke KPN N.V. (A)	109,470	324,165
Wolters Kluwer N.V. (A)	19,507	705,445
		1,318,156
Norway - 2.6%
Statoil ASA (A)	27,452	500,212
Telenor ASA (A)	35,398	527,770
		1,027,982
Philippines - 0.3%
Alliance Global Group Inc. (A)	477,200	122,681

Spain - 0.9%
Red Electrica Corp. S.A. (A)	19,788	373,129

Sweden - 3.6%
Assa Abloy AB, Class B (A)	41,063	761,718
Swedbank AB, Class A (A)	26,654	644,208
		1,405,926
Switzerland - 3.8%
Novartis AG (A)	20,690	1,504,963

Taiwan - 2.3%
Taiwan Semiconductor Manufacturing Co.
Ltd., ADR	30,900	888,375

Turkey - 0.6%
Turkiye Garanti Bankasi AS (A)	113,137	244,587

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

International Stock Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
COMMON STOCKS - continued
United Kingdom - 25.6%
Aon PLC	7,100	$791,863
BHP Billiton PLC (A)	56,769	897,578
British American Tobacco PLC (A)	19,531	1,108,949
Diageo PLC (A)	17,107	442,577
Direct Line Insurance Group PLC (A)	61,741	280,011
Howden Joinery Group PLC (A)	57,957	272,712
Informa PLC (A)	50,553	423,367
Provident Financial PLC (A)	10,820	380,401
Prudential PLC (A)	64,181	1,280,164
RELX PLC (A)	41,100	730,927
Royal Dutch Shell PLC, Class A (A)	40,020	1,102,739
Shire PLC (A)	18,428	1,044,244
Unilever PLC (A)	12,655	511,896
Wolseley PLC (A)	14,462	883,544
		10,150,972
Total Common Stocks
(Cost $38,573,712)		37,684,735
SHORT-TERM INVESTMENTS - 4.3%
United States - 4.3%
State Street Institutional U.S. Government
Money Market Fund, 0.42%, Premier Class	1,722,560	1,722,560
Total Short-Term Investments
(Cost $1,722,560)		1,722,560
TOTAL INVESTMENTS - 99.5% (Cost $40,296,272**)		39,407,295
NET OTHER ASSETS AND LIABILITIES - 0.5%		196,844
TOTAL NET ASSETS - 100.0%		$39,604,139

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $40,398,903.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Sector Concentration	% of Net Assets
Consumer Discretionary	18.4%
Consumer Staples	12.0%
Energy	7.5%
Financials	17.7%
Health Care	8.3%
Industrials	12.6%
Information Technology	6.6%
Materials	5.1%
Real Estate	2.6%
Telecommunication Services	3.5%
Utilities	0.9%
Money Market Funds	4.3%
Net Other Assets and Liabilities	0.5%

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Statements of Assets and Liabilities as of December 31, 2016

	Conservative	Moderate	Aggressive	Core
	Allocation	Allocation	Allocation	Bond
	Fund	Fund	Fund	Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$77,031,944	$130,906,989	$46,179,711	$178,731,670
Affiliated issuers[1]	72,661,388	118,756,050	37,180,334	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	850,002	5,419,618	2,826,700	4,055,461
Affiliated issuers[1]	3,023,259	10,360,819	4,641,529	–
Total investments at value	153,566,593	265,443,476	90,828,274	182,787,131
Cash	–	–	–	859,200
Foreign currency (cost of $3,074) (Note 2)	–	–	–	–
Receivables:
Investments sold	–	–	–	–
Fund shares sold	316,542	370,698	142,785	34,538
Dividends	–	–	–	1,380,853
Due from Adviser	12,932	22,281	7,698	–
Other assets	–	–	–	–
Total assets	153,896,067	265,836,455	90,978,757	185,061,722
Liabilities:
Payables:
Investments purchased	1,112,272	2,698,772	–	–
Fund shares repurchased	263,476	4,529	695	11,566
Management fees	38,797	66,841	23,095	85,877
Audit and trustees fees .	8,397	8,648	4,709	10,948
Distribution fees - Class II	6,672	5,938	430	8,088
Total liabilities	1,429,614	2,784,728	28,929	116,479
Net assets applicable to outstanding capital stock	$152,466,453	$263,051,727	$90,949,828	$184,945,243
Net assets consist of:
Paid-in capital in excess of par	$149,049,583	$248,443,723	$83,944,442	$183,469,506
Accumulated undistributed net investment income	58,163	99,180	32,397	124,269
Accumulated net realized gain (loss) on investments sold and foreign currency
related transactions	(514,554)	(1,271,613)	(495,240)	(2,703,993)
Net unrealized appreciation (depreciation) of investments (including appreciation
(depreciation) of foreign currency related transactions)	3,873,261	15,780,437	7,468,229	4,055,461
Net Assets	$152,466,453	$263,051,727	$90,949,828	$184,945,243
Class I Shares:
Net Assets	$121,350,690	$235,182,190	$88,917,407	$146,780,444
Shares of beneficial interest outstanding	12,463,668	23,111,263	9,564,136	15,048,161
Net Asset Value and redemption price per share	$9.74	$10.18	$9.30	$9.75
Class II Shares:
Net Assets	$31,115,763	$27,869,537	$2,032,421	$38,164,799
Shares of beneficial interest outstanding	3,197,645	2,743,073	219,327	3,923,553
Net Asset Value and redemption price per share	$9.73	$10.16	$9.27	$9.73

1 See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Statements of Assets and Liabilities as of December 31, 2016

High Income Fund	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	International Stock Fund

$26,554,292	$236,555,534	$302,964,684	$162,210,415	$142,799,990	$40,296,272
–	–	–	–	–	–

509,901	48,486,006	49,314,015	84,974,086	71,502,721	(888,977)
–	–	–	–	–	–
27,064,193	285,041,540	352,278,699	247,184,501	214,302,711	39,407,295
–	1,628	–	–	–	–
–	–	–	–	–	3,092

–	–	–	–	–	38,568
139	35,994	67,985	70,730	39,772	11,155
370,393	1,264,280	701,848	259,694	148,981	218,782
–	–	–	–	–	–
–	–	–	–	239	–
27,434,725	286,343,442	353,048,532	247,514,925	214,491,703	39,678,892

–	–	–	–	–	31,259
7,789	113,455	147,625	103,674	97,371	167
17,292	167,915	178,380	168,035	162,632	38,376
1,504	15,716	19,612	14,076	11,448	2,247
1,124	8,563	1,000	5,056	2,379	2,704
27,709	305,649	346,617	290,841	273,830	74,753
$27,407,016	$286,037,793	$352,701,915	$247,224,084	$214,217,873	$39,604,139

$33,335,239	$237,866,175	$302,011,972	$160,715,232	$142,689,644	$49,606,109
29,426	–	124,969	33,772	–	10,452

(6,467,550)	(314,388)	1,250,959	1,500,994	25,508	(9,095,344)

509,901	48,486,006	49,314,015	84,974,086	71,502,721	(917,078)
$27,407,016	$286,037,793	$352,701,915	$247,224,084	$214,217,873	$39,604,139

$22,093,152	$245,489,631	$347,993,318	$223,450,298	$203,076,097	$26,808,547
2,579,976	13,340,735	13,100,331	8,995,400	11,216,275	2,766,718
$8.56	$18.40	$26.56	$24.84	$18.11	$9.69

$5,313,864	$40,548,162	$4,708,597	$23,773,786	$11,141,776	$12,795,592
619,959	2,214,815	178,921	966,222	625,006	1,325,783
$8.57	$18.31	$26.32	$24.60	$17.83	$9.65

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Statements of Operations for the Year Ended December 31, 2016

	Conservative	Moderate	Aggressive	Core
	Allocation	Allocation	Allocation	Bond
	Fund	Fund	Fund	Fund
Investment Income:
Interest	$12,199	$16,083	$4,126	$6,287,023
Dividends
Unaffiliated issuers	1,506,285	2,443,751	859,897	–
Affiliated issuers[2]	1,528,356	2,119,269	541,667	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–
Total investment income	3,046,840	4,579,103	1,405,690	6,287,023
Expenses:[1]
Management fees	475,239	805,922	269,821	1,115,739
Audit and trustee fees	28,079	47,502	15,822	36,067
Distribution fees - Class II	84,639	74,412	4,344	104,313
Other expenses	4,107	7,025	2,422	5,026
Total expenses before reimbursement/waiver	592,064	934,861	292,409	1,261,145
Less reimbursement/waiver[1]	(158,413)	(268,641)	(89,940)	–
Total expenses net of waiver	433,651	666,220	202,469	1,261,145
Net Investment Income (Loss)	2,613,189	3,912,883	1,203,221	5,025,878
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–	(39,343)
Futures	–	–	–	358
Unaffiliated issuers	626,012	(866,127)	(991,678)	4,202,107
Affiliated issuers[2]	1,097,437	5,497,708	1,758,646	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	12,232	5,346	–	–
Affiliated issuers[2]	1,161,700	3,834,010	1,581,707	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Futures	–	–	–	(122)
Unaffiliated issuers	1,796,679	7,771,984	4,023,863	(3,289,212)
Affiliated issuers[2]	1,120,637	(1,131,490)	60,919	–
Net Realized and Unrealized Gain (Loss) on Investments	5,814,697	15,111,431	6,433,457	873,788
Net Increase (Decrease) in Net Assets from Operations	$8,427,886	$19,024,314	$7,636,678	$5,899,666

[1] See Note 3 for information on expenses.
[2] See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Statements of Operations for the Year Ended December 31, 2016

High	Diversified	Large Cap	Large Cap	Mid	International
Income	Income	Value	Growth	Cap	Stock
Fund	Fund	Fund	Fund	Fund	Fund

$1,608,678	$4,115,526	$42,756	$16,781	$33,468	$64,296

9,505	4,714,103	7,438,611	4,220,029	2,093,474	1,326,293
–	–	–	–	–	–
–	(40,457)	–	(19,745)	(38,273)	(127,801)
1,618,183	8,789,172	7,481,367	4,217,065	2,088,669	1,262,788

213,603	2,072,007	2,116,949	2,088,136	1,954,176	483,121
5,052	52,493	62,240	46,373	38,422	7,478
14,049	100,943	11,870	63,596	29,280	33,675
736	7,700	9,488	6,705	5,737	1,056
233,440	2,233,143	2,200,547	2,204,810	2,027,615	525,330
–	–	–	–	–	–
233,440	2,233,143	2,200,547	2,204,810	2,027,615	525,330
1,384,743	6,556,029	5,280,820	2,012,255	61,054	737,458

–	–	–	–	–	–
–	–	–	–	–	–
(11,004)	20,236,756	40,921,164	12,229,493	15,300,014	(6,335,993)
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

–	–	–	–	–	–
1,869,070	(1,371,240)	(3,697,009)	9,549	10,146,964	4,137,319
–	–	–	–	–	–
1,858,066	18,865,516	37,224,155	12,239,042	25,446,978	(2,198,674)
$3,242,809	$25,421,545	$42,504,975	$14,251,297	$25,508,032	$(1,461,216)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2016	2015	2016	2015
Net Assets at beginning of period	$158,711,931	$193,891,177	$276,569,223	$349,701,579
Increase (decrease) in net assets from operations:
Net investment income	2,613,189	2,692,845	3,912,883	4,083,606
Net realized gain (loss)	2,897,381	6,236,586	8,470,937	18,700,640
Net change in unrealized appreciation (depreciation)	2,917,316	(9,940,384)	6,640,494	(24,839,096)
Net increase (decrease) in net assets from operations	8,427,886	(1,010,953)	19,024,314	(2,054,850)
Distributions to shareholders from:
Net investment income
Class I	(2,388,145)	(2,440,637)	(4,504,299)	(4,317,232)
Class II	(523,620)	(552,142)	(452,980)	(446,377)
Net realized gains
Class I	(1,850,936)	(4,772,631)	(5,953,436)	(16,288,849)
Class II	(480,832)	(1,287,136)	(708,013)	(2,043,659)
Total distributions	(5,243,533)	(9,052,546)	(11,618,728)	(23,096,117)
Capital Stock transactions:
Class I Shares
Shares sold	19,759,339	15,318,026	17,890,365	26,072,135
Issued to shareholders in reinvestment of distributions	4,239,082	7,213,269	10,457,735	20,606,082
Shares redeemed	(30,111,987)	(45,661,025)	(45,491,293)	(94,115,427)
Net decrease from capital stock transactions	(6,113,566)	(23,129,730)	(17,143,193)	(47,437,210)
Class II Shares
Shares sold	3,991,826	599,920	1,829,876	354,073
Issued to shareholders in reinvestment of distributions	1,004,452	1,839,277	1,160,992	2,490,036
Shares redeemed	(8,312,543)	(4,425,214)	(6,770,757)	(3,388,288)
Net increase (decrease) from capital stock transactions	(3,316,265)	(1,986,017)	(3,779,889)	(544,179)
Total decrease from capital stock transactions	(9,429,831)	(25,115,747)	(20,923,082)	(47,981,389)
Total decrease in net assets	(6,245,478)	(35,179,246)	(13,517,496)	(73,132,356)
Net Assets at end of period	$152,466,453	$158,711,931	$263,051,727	$276,569,223
Undistributed net investment income included in net assets	$58,163	$61,872	$99,180	$98,266
Capital Share transactions:
Class I Shares
Shares sold	2,010,412	1,491,464	1,757,311	2,374,838
Issued to shareholders in reinvestment of distributions	435,118	751,189	1,027,532	2,069,555
Shares redeemed	(3,051,187)	(4,441,366)	(4,461,513)	(8,565,555)
Net decrease from capital share transactions	(605,657)	(2,198,713)	(1,676,670)	(4,121,162)
Class II Shares
Shares sold	402,139	59,040	180,318	32,850
Issued to shareholders in reinvestment of distributions	103,182	191,937	114,261	250,799
Shares redeemed	(835,176)	(431,341)	(659,694)	(309,722)
Net increase (decrease) from capital share transactions.	(329,855)	(180,364)	(365,115)	(26,073)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Statements of Changes in Net Assets

Aggressive Allocation Fund		Core Bond Fund		High Income Fund		Diversified Income Fund
2016	2015	2016	2015	2016	2015	2016	2015
$91,926,453	$126,646,667	$218,078,096	$272,138,449	$29,917,586	$37,140,371	$306,895,571	$372,723,442

1,203,221	1,206,591	5,025,878	6,596,871	1,384,743	1,790,467	6,556,029	7,573,032
2,348,675	10,375,498	4,163,122	(823,623)	(11,004)	(1,488,659)	20,236,756	17,697,096
4,084,782	(12,423,574)	(3,289,334)	(5,916,671)	1,869,070	(971,432)	(1,371,240)	(25,298,294)
7,636,678	(841,485)	5,899,666	(143,423)	3,242,809	(669,624)	25,421,545	(28,166)

(1,586,515)	(1,474,339)	(4,453,508)	(5,633,984)	(1,126,799)	(1,460,697)	(5,934,220)	(6,884,876)
(30,723)	(22,436)	(1,081,808)	(1,335,959)	(258,378)	(344,783)	(908,715)	(948,747)

(1,501,291)	(10,138,499)	–	–	–	–	(17,344,094)	(15,560,618)
(33,795)	(189,108)	–	–	–	–	(2,881,475)	(2,318,732)
(3,152,324)	(11,824,382)	(5,535,316)	(6,969,943)	(1,385,177)	(1,805,480)	(27,068,504)	(25,712,973)

11,721,462	19,771,538	10,793,608	17,539,020	429,079	545,621	11,019,757	14,659,623
3,087,806	11,612,839	4,453,508	5,633,984	1,126,799	1,460,697	23,278,313	22,445,494
(20,539,902)	(53,544,801)	(42,725,712)	(68,612,061)	(4,925,428)	(6,516,977)	(54,514,970)	(75,681,503)
(5,730,634)	(22,160,424)	(27,478,596)	(45,439,057)	(3,369,550)	(4,510,659)	(20,216,900)	(38,576,386)

297,021	7,752	882,591	1,782,914	75,212	196,023	5,616,780	617,444
64,517	211,544	1,081,808	1,335,959	258,378	344,783	3,790,190	3,267,478
(91,883)	(113,219)	(7,983,006)	(4,626,803)	(1,332,242)	(777,828)	(8,400,889)	(5,395,268)
269,655	106,077	(6,018,607)	(1,507,930)	(998,652)	(237,022)	1,006,081	(1,510,346)
(5,460,979)	(22,054,347)	(33,497,203)	(46,946,987)	(4,368,202)	(4,747,681)	(19,210,819)	(40,086,732)
(976,625)	(34,720,214)	(33,132,853)	(54,060,353)	(2,510,570)	(7,222,785)	(20,857,778)	(65,827,871)
$90,949,828	$91,926,453	$184,945,243	$218,078,096	$27,407,016	$29,917,586	$286,037,793	$306,895,571
$32,397	$29,960	$124,269	$130,797	$29,426	$29,860	$–	$149,767

1,290,372	1,913,390	1,066,963	1,718,882	50,044	61,257	567,693	726,630
332,834	1,303,962	458,874	574,567	131,928	181,636	1,260,652	1,193,385
(2,260,176)	(5,197,922)	(4,227,861)	(6,728,536)	(581,998)	(731,334)	(2,811,124)	(3,755,284)
(636,970)	(1,980,570)	(2,702,024)	(4,435,087)	(400,026)	(488,441)	(982,779)	(1,835,269)

31,638	749	87,675	175,428	8,962	21,934	293,949	30,677
6,975	23,868	111,930	136,695	30,216	42,952	206,386	174,534
(9,983)	(11,062)	(792,397)	(455,596)	(157,240)	(87,624)	(434,410)	(269,313)
28,630	13,555	(592,792)	(143,473)	(118,062)	(22,738)	65,925	(64,102)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Statements of Changes in Net Assets

	Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2016	2015	2016	2015
Net Assets at beginning of period	$370,893,722	$498,116,441	$279,273,794	$337,968,393
Increase (decrease) in net assets from operations:
Net investment income (loss)	5,280,820	4,695,990	2,012,255	3,112,817
Net realized gain (loss)	40,921,164	53,475,512	12,229,493	28,762,094
Net change in unrealized appreciation (depreciation)	(3,697,009)	(70,462,786)	9,549	(21,832,205)
Net increase (decrease) in net assets from operations	42,504,975	(12,291,284)	14,251,297	10,042,706
Distributions to shareholders from:
Net investment income
Class I	(5,080,540)	(4,680,754)	(1,878,529)	(2,910,688)
Class II	(62,071)	(61,691)	(162,347)	(271,726)
Net realized gains
Class I	(41,626,496)	(56,137,244)	(13,050,600)	(25,221,065)
Class II	(570,234)	(848,750)	(1,406,329)	(2,791,568)
Total distributions	(47,339,341)	(61,728,439)	(16,497,805)	(31,195,047)
Capital Stock transactions:
Class I Shares
Shares sold	12,137,375	26,521,749	11,322,134	22,803,031
Issued to shareholders in reinvestment of distributions	46,707,036	60,817,998	14,929,129	28,131,753
Shares redeemed	(71,501,833)	(140,447,922)	(52,331,252)	(86,189,358)
Net decrease from capital stock transactions	(12,657,422)	(53,108,175)	(26,079,989)	(35,254,574)
Class II Shares
Shares sold	395,080	209,211	285,853	413,288
Issued to shareholders in reinvestment of distributions	632,305	910,441	1,568,676	3,063,294
Shares redeemed	(1,727,404)	(1,214,473)	(5,577,742)	(5,764,266)
Net increase (decrease) from capital stock transactions	(700,019)	(94,821)	(3,723,213)	(2,287,684)
Total decrease from capital stock transactions	(13,357,441)	(53,202,996)	(29,803,202)	(37,542,258)
Total decrease in net assets	(18,191,807)	(127,222,719)	(32,049,710)	(58,694,599)
Net Assets at end of period	352,701,915	$370,893,722	247,224,084	$279,273,794
Undistributed net investment income included in net assets	$124,969	$79,975	$33,772	$62,393
Capital Share transactions:
Class I Shares
Shares sold	432,829	822,207	445,528	825,263
Issued to shareholders in reinvestment of distributions	1,731,636	2,189,046	597,910	1,098,235
Shares redeemed	(2,567,010)	(4,353,454)	(2,061,576)	(3,123,219)
Net decrease from capital share transactions	(402,545)	(1,342,201)	(1,018,138)	(1,199,721)
Class II Shares
Shares sold	13,732	6,502	11,205	15,030
Issued to shareholders in reinvestment of distributions	23,662	33,025	63,421	120,620
Shares redeemed	(63,535)	(37,925)	(222,064)	(209,216)
Net increase (decrease) from capital share transactions.	(26,141)	1,602	(147,438)	(73,566)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Statements of Changes in Net Assets

Mid Cap Fund		International Stock Fund
2016	2015	2016	2015
$233,688,172	$301,770,803	$47,200,403	$54,999,579

61,054	(692,735)	737,458	876,118
15,300,014	29,288,758	(6,335,993)	503,798
10,146,964	(25,105,339)	4,137,319	(2,981,304)
25,508,032	3,490,684	(1,461,216)	(1,601,388)

(42,012)	(181,091)	(483,029)	(705,487)
–	–	(214,129)	(275,382)

(18,807,488)	(22,345,472)	–	(59,742)
(1,063,286)	(1,283,430)	–	(26,331)
(19,912,786)	(23,809,993)	(697,158)	(1,066,942)

8,998,407	17,890,236	1,221,810	1,586,940
18,849,500	22,526,563	483,029	765,230
(51,064,902)	(86,979,800)	(5,973,627)	(6,823,132)
(23,216,995)	(46,563,001)	(4,268,788)	(4,470,962)

175,753	314,890	798,715	731,658
1,063,286	1,283,430	214,129	301,713
(3,087,589)	(2,798,641)	(2,181,946)	(1,693,255)
(1,848,550)	(1,200,321)	(1,169,102)	(659,884)
(25,065,545)	(47,763,322)	(5,437,890)	(5,130,846)
(19,470,299)	(68,082,631)	(7,596,264)	(7,799,176)
$214,217,873	$233,688,172	$39,604,139	$47,200,403
$–	$–	$10,452	$–

494,649	919,477	125,031	141,821
1,040,777	1,235,596	50,032	72,167
(2,840,633)	(4,488,044)	(611,788)	(617,076)
(1,305,207)	(2,332,971)	(436,725)	(403,088)

9,520	16,438	81,288	65,520
59,602	71,294	22,266	28,678
(172,868)	(146,636)	(222,167)	(156,249)
(103,746)	(58,904)	(118,613)	(62,051)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$9.56	$10.22	$10.70	$10.45	$9.96
Income from Investment Operations:
Net investment income[1]	0.17	0.16	0.19	0.25	0.29
Net realized and unrealized gain (loss)on investments	0.36	(0.24)	0.46	0.55	0.60
Total from investment operations	0.53	(0.08)	0.65	0.80	0.89
Less Distributions From:
Net investment income	(0.20)	(0.20)	(0.25)	(0.27)	(0.40)
Capital gains	(0.15)	(0.38)	(0.88)	(0.28)	–
Total distributions	(0.35)	(0.58)	(1.13)	(0.55)	(0.40)
Net increase (decrease) in net asset value	0.18	(0.66)	(0.48)	0.25	0.49
Net Asset Value at end of period	$9.74	$9.56	$10.22	$10.70	$10.45
Total Return (%)[2]	5.48	(0.76)	6.03	7.61	8.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$121,351	$125,007	$156,054	$181,427	$195,526
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22	0.22	0.27	0.31	0.31
Ratio of net investment income to average net assets (%)	1.71	1.53	1.71	2.27	2.79
Portfolio turnover (%)[3]	83	54	73	70	44

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$9.55	$10.20	$10.68	$10.43	$9.95
Income from Investment Operations:
Net investment income[1]	0.14	0.15	0.18	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.36	(0.25)	0.43	0.55	0.61
Total from investment operations	0.50	(0.10)	0.61	0.77	0.87
Less Distributions From:
Net investment income	(0.17)	(0.17)	(0.21)	(0.24)	(0.39)
Capital gains	(0.15)	(0.38)	(0.88)	(0.28)	–
Total distributions	(0.32)	(0.55)	(1.09)	(0.52)	(0.39)
Net increase (decrease) in net asset value	0.18	(0.65)	(0.48)	0.25	0.48
Net Asset Value at end of period	$9.73	$9.55	$10.20	$10.68	$10.43
Total Return(%)[2]	5.21	(1.01)	5.77	7.34	8.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$31,116	$33,705	$37,837	$40,069	$42,691
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47	0.47	0.51	0.56	0.56
Ratio of net investment income to average net assets (%)	1.42	1.46	1.65	2.04	2.49
Portfolio turnover (%)[3]	83	54	73	70	44

[1] Based on average shares outstanding during the year.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$9.92	$10.92	$11.48	$10.11	$9.42
Income from Investment Operations:
Net investment income[1]	0.15	0.14	0.16	0.19	0.23
Net realized and unrealized gain (loss) on investments	0.58	(0.24)	0.62	1.39	0.77
Total from investment operations	0.73	(0.10)	0.78	1.58	1.00
Less Distributions From:
Net investment income	(0.20)	(0.19)	(0.25)	(0.21)	(0.31)
Capital gains	(0.27)	(0.71)	(1.09)	–	–
Total distributions	(0.47)	(0.90)	(1.34)	(0.21)	(0.31)
Net increase (decrease) in net asset value	0.26	(1.00)	(0.56)	1.37	0.69
Net Asset Value at end of period	$10.18	$9.92	$10.92	$11.48	$10.11
Total Return (%)[2]	7.39	(0.93)	6.85	15.66	10.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$235,182	$245,807	$315,568	$370,954	$358,486
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22	0.22	0.27	0.31	0.31
Ratio of net investment income to average net assets (%)	1.49	1.30	1.37	1.75	2.32
Portfolio turnover (%)[3]	91	52	73	66	49

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$9.90	$10.89	$11.45	$10.08	$9.41
Income from Investment Operations:
Net investment income[1]	0.12	0.15	0.18	0.16	0.20
Net realized and unrealized gain (loss) on investments	0.58	(0.27)	0.57	1.39	0.77
Total from investment operations	0.70	(0.12)	0.75	1.55	0.97
Less Distributions From:
Net investment income	(0.17)	(0.16)	(0.22)	(0.18)	(0.30)
Capital gains	(0.27)	(0.71)	(1.09)	–	–
Total distributions	(0.44)	(0.87)	(1.31)	(0.18)	(0.30)
Net increase (decrease) in net asset value	0.26	(0.99)	(0.56)	1.37	0.67
Net Asset Value at end of period	$10.16	$9.90	$10.89	$11.45	$10.08
Total Return (%)[2]	7.12	(1.18)	6.58	15.37	10.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,870	$30,763	$34,134	$34,965	$34,573
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47	0.47	0.51	0.56	0.56
Ratio of net investment income to average net assets (%)	1.18	1.36	1.49	1.49	2.01
Portfolio turnover (%)[3]	91	52	73	66	49

[1] Based on average shares outstanding during the year.
[2] These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$8.85	$10.25	$11.66	$9.75	$8.96
Income from Investment Operations:
Net investment income[1]	0.12	0.11	0.14	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.66	(0.22)	0.72	2.07	0.84
Total from investment operations	0.78	(0.11)	0.86	2.19	1.01
Less Distributions From:
Net investment income	(0.17)	(0.16)	(0.24)	(0.13)	(0.22)
Capital gains	(0.16)	(1.13)	(2.03)	(0.15)	–
Total distributions	(0.33)	(1.29)	(2.27)	(0.28)	(0.22)
Net increase (decrease) in net asset value	0.45	(1.40)	(1.41)	1.91	0.79
Net Asset Value at end of period	$9.30	$8.85	$10.25	$11.66	$9.75
Total Return (%)[2]	8.87	(1.14)	7.46	22.35	11.34
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$88,917	$90,245	$124,838	$149,514	$142,755
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22	0.22	0.27	0.31	0.31
Ratio of net investment income to average net assets (%)	1.34	1.08	1.13	1.07	1.80
Portfolio turnover (%)[3]	89	53	70	70	69
CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$8.82	$10.21	$11.62	$9.72	$8.95
Income from Investment Operations:
Net investment income[1]	0.13	0.17	0.17	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.62	(0.30)	0.66	2.06	0.83
Total from investment operations	0.75	(0.13)	0.83	2.15	0.98
Less Distributions From:
Net investment income	(0.14)	(0.13)	(0.21)	(0.10)	(0.21)
Capital gains	(0.16)	(1.13)	(2.03)	(0.15)	–
Total distributions	(0.30)	(1.26)	(2.24)	(0.25)	(0.21)
Net increase (decrease) in net asset value	0.45	(1.39)	(1.41)	1.90	0.77
Net Asset Value at end of period	$9.27	$8.82	$10.21	$11.62	$9.72
Total Return (%)[2]	8.60	(1.39)	7.19	22.05	11.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,032	$1,681	$1,809	$1,911	$1,921
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47	0.47	0.51	0.56	0.56
Ratio of net investment income to average net assets (%)	1.42	1.64	1.45	0.81	1.55
Portfolio turnover (%)[3]	89	53	70	70	69

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

CORE BOND FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$9.80	$10.14	$9.97	$10.55	$10.57
Income from Investment Operations:
Net investment income[1]	0.26	0.28	0.30	0.31	0.34
Net realized and unrealized gain (loss) on investments	(0.01)	(0.29)	0.20	(0.54)	0.00
Total from investment operations	0.25	(0.01)	0.50	(0.23)	0.34
Less Distributions From:
Net investment income	(0.30)	(0.33)	(0.33)	(0.35)	(0.36)
Net increase (decrease) in net asset value	(0.05)	(0.34)	0.17	(0.58)	(0.02)
Net Asset Value at end of period	$9.75	$9.80	$10.14	$9.97	$10.55
Total Return (%)[2]	2.67	(0.15)	5.09	(2.24)	3.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$146,780	$173,927	$224,976	$270,289	$340,335
Ratios of expenses to average net assets (%)	0.57	0.57	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	2.53	2.73	2.88	3.02	3.13
Portfolio turnover (%)[3]	39	25	17	14	11

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$9.78	$10.12	$9.95	$10.54	$10.56
Income from Investment Operations:
Net investment income[1]	0.23	0.25	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	–	(0.29)	0.21	(0.56)	0.01
Total from investment operations	0.23	(0.04)	0.48	(0.27)	0.32
Less Distributions From:
Net investment income	(0.28)	(0.30)	(0.31)	(0.32)	(0.34)
Net increase (decrease) in net asset value	(0.05)	(0.34)	0.17	(0.59)	(0.02)
Net Asset Value at end of period	$9.73	$9.78	$10.12	$9.95	$10.54
Total Return (%)[2]	2.41	(0.40)	4.83	(2.49)	2.96
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$38,165	$44,151	$47,162	$46,991	$49,456
Ratios of expenses to average net assets (%)	0.82	0.82	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	2.28	2.48	2.62	2.77	2.88
Portfolio turnover (%)[3]	39	25	17	14	11

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$8.05	$8.78	$9.22	$9.37	$9.18
Income from Investment Operations:
Net investment income[1]	0.42	0.47	0.49	0.52	0.61
Net realized and unrealized gain (loss) on investments	0.55	(0.68)	(0.33)	(0.01)	0.42
Total from investment operations	0.97	(0.21)	0.16	0.51	1.03
Less Distributions From:
Net investment income	(0.46)	(0.52)	(0.60)	(0.66)	(0.84)
Net increase (decrease) in net asset value	0.51	(0.73)	(0.44)	(0.15)	0.19
Net Asset Value at end of period	$8.56	$8.05	$8.78	$9.22	$9.37
Total Return (%)[2]	12.15	(2.47)	1.74	5.49	11.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,093	$23,975	$30,455	$43,622	$60,362
Ratios of expenses to average net assets (%)	0.77	0.77	0.76	0.76	0.77
Ratio of net investment income to average net assets (%)	4.91	5.23	5.12	5.42	6.31
Portfolio turnover (%)[3]	58	27	53	32	55

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$8.05	$8.79	$9.23	$9.37	$9.19
Income from Investment Operations:
Net investment income[1]	0.40	0.44	0.46	0.50	0.58
Net realized and unrealized gain (loss) on investments	0.56	(0.68)	(0.33)	–	0.42
Total from investment operations	0.96	(0.24)	0.13	0.50	1.00
Less Distributions From:
Net investment income	(0.44)	(0.50)	(0.57)	(0.64)	(0.82)
Net increase (decrease) in net asset value	0.52	(0.74)	(0.44)	(0.14)	0.18
Net Asset Value at end of period	$8.57	$8.05	$8.79	$9.23	$9.37
Total Return (%)[2]	11.87	(2.71)	1.48	5.23	10.95
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,314	$5,943	$6,685	$6,906	$6,737
Ratios of expenses to average net assets (%)	1.02	1.02	1.01	1.01	1.02
Ratio of net investment income to average net assets (%)	4.66	4.98	4.88	5.17	6.02
Portfolio turnover (%)[3]	58	27	53	32	55

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$18.64	$20.30	$20.76	$18.29	$17.39
Income from Investment Operations:
Net investment income[1]	0.44	0.46	0.47	0.46	0.49
Net realized and unrealized gain (loss) on investments	1.24	(0.43)	1.02	2.48	0.92
Total from investment operations	1.68	0.03	1.49	2.94	1.41
Less Distributions From:
Net investment income	(0.49)	(0.52)	(0.52)	(0.47)	(0.51)
Capital gains	(1.43)	(1.17)	(1.43)	–	–
Total distributions	(1.92)	(1.69)	(1.95)	(0.47)	(0.51)
Net increase (decrease) in net asset value	(0.24)	(1.66)	(0.46)	2.47	0.90
Net Asset Value at end of period	$18.40	$18.64	$20.30	$20.76	$18.29
Total Return (%)[2]	8.99	0.11	7.12	16.07	8.16
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$245,490	$267,001	$327,951	$378,807	$359,022
Ratios of expenses to average net assets (%)	0.72	0.72	0.71	0.71	0.71
Ratio of net investment income to average net assets (%)	2.25	2.27	2.20	2.31	2.69
Portfolio turnover (%)[3]	34	21	24	17	17

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$18.57	$20.23	$20.71	$18.26	$17.37
Income from Investment Operations:
Net investment income[1]	0.39	0.41	0.41	0.41	0.44
Net realized and unrealized gain (loss) on investments	1.23	(0.42)	1.02	2.47	0.93
Total from investment operations	1.62	(0.01)	1.43	2.88	1.37
Less Distributions From:
Net investment income	(0.45)	(0.48)	(0.48)	(0.43)	(0.48)
Capital gains	(1.43)	(1.17)	(1.43)	–	–
Total distributions	(1.88)	(1.65)	(1.91)	(0.43)	(0.48)
Net increase (decrease) in net asset value	(0.26)	(1.66)	(0.48)	2.45	0.89
Net Asset Value at end of period	$18.31	$18.57	$20.23	$20.71	$18.26
Total Return (%)[2]	8.72	(0.14)	6.85	15.78	7.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$40,548	$39,894	$44,772	$43,601	$34,908
Ratios of expenses to average net assets (%)	0.97	0.97	0.96	0.96	0.96
Ratio of net investment income to average net assets (%)	1.99	2.02	1.95	2.05	2.43
Portfolio turnover (%)[3]	34	21	24	17	17

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$27.06	$33.10	$34.76	$27.12	$24.78
Income from Investment Operations:
Net investment income[1]	0.42	0.35	0.43	0.48	0.55
Net realized and unrealized gain (loss) on investments	3.13	(1.18)	3.97	7.67	2.37
Total from investment operations	3.55	(0.83)	4.40	8.15	2.92
Less Distributions From:
Net investment income	(0.44)	(0.40)	(0.51)	(0.51)	(0.58)
Capital gains	(3.61)	(4.81)	(5.55)	–	–
Total distributions	(4.05)	(5.21)	(6.06)	(0.51)	(0.58)
Net increase (decrease) in net asset value	(0.50)	(6.04)	(1.66)	7.64	2.34
Net Asset Value at end of period	$26.56	$27.06	$33.10	$34.76	$27.12
Total Return (%)[2]	13.01	(2.68)	12.41	30.07	11.82
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$347,993	$365,385	$491,416	$576,731	$494,587
Ratios of expenses to average net assets (%)	0.62	0.62	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	1.50	1.09	1.18	1.53	2.05
Portfolio turnover (%)[3]	93	90	82	32	27

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$26.87	$32.93	$34.64	$27.05	$24.73
Income from Investment Operations:
Net investment income[1]	0.34	0.27	0.34	0.40	0.48
Net realized and unrealized gain (loss) on investments	3.11	(1.17)	3.94	7.64	2.37
Total from investment operations	3.45	(0.90)	4.28	8.04	2.85
Less Distributions From:
Net investment income	(0.39)	(0.35)	(0.44)	(0.45)	(0.53)
Capital gains	(3.61)	(4.81)	(5.55)	–	–
Total distributions	(4.00)	(5.16)	(5.99)	(0.45)	(0.53)
Net increase (decrease) in net asset value	(0.55)	(6.06)	(1.71)	7.59	2.32
Net Asset Value at end of period	$26.32	$26.87	$32.93	$34.64	$27.05
Total Return (%)[2]	12.73	(2.92)	12.13	29.74	11.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,709	$5,509	$6,700	$6,875	$5,882
Ratios of expenses to average net assets (%)	0.87	0.87	0.86	0.86	0.86
Ratio of net investment income to average net assets (%)	1.24	0.84	0.93	1.28	1.80
Portfolio turnover (%)[3]	93	90	82	32	27

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$25.12	$27.27	$28.76	$24.09	$21.84
Income from Investment Operations:
Net investment income[1]	0.20	0.28	0.19	0.17	0.18
Net realized and unrealized gain on investments	1.23	0.64	3.32	7.17	2.26
Total from investment operations	1.43	0.92	3.51	7.34	2.44
Less Distributions From:
Net investment income	(0.22)	(0.32)	(0.20)	(0.18)	(0.19)
Capital gains	(1.49)	(2.75)	(4.80)	(2.49)	–
Total distributions	(1.71)	(3.07)	(5.00)	(2.67)	(0.19)
Net increase (decrease) in net asset value	(0.28)	(2.15)	(1.49)	4.67	2.25
Net Asset Value at end of period	$24.84	$25.12	$27.27	$28.76	$24.09
Total Return (%)[2]	5.74	3.26	12.13	30.51	11.20
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$223,450	$251,524	$305,800	$359,959	$318,024
Ratios of expenses to average net assets (%)	0.82	0.82	0.81	0.81	0.82
Ratio of net investment income to average net assets (%)	0.80	1.02	0.63	0.62	0.76
Portfolio turnover (%)[3]	13	19	33	50	64

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$24.92	$27.10	$28.63	$24.02	$21.80
Income from Investment Operations:
Net investment income[1]	0.14	0.21	0.11	0.10	0.12
Net realized and unrealized gain (loss) on investments	1.21	0.63	3.32	7.13	2.26
Total from investment operations	1.35	0.84	3.43	7.23	2.38
Less Distributions From:
Net investment income	(0.18)	(0.27)	(0.16)	(0.13)	(0.16)
Capital gains	(1.49)	(2.75)	(4.80)	(2.49)	–
Total distributions	(1.67)	(3.02)	(4.96)	(2.62)	(0.16)
Net increase (decrease) in net asset value	(0.32)	(2.18)	(1.53)	4.61	2.22
Net Asset Value at end of period	$24.60	$24.92	$27.10	$28.63	$24.02
Total Return (%)[2]	5.47	3.00	11.85	30.18	10.93
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,774	$27,749	$32,168	$33,983	$29,101
Ratios of expenses to average net assets (%)	1.07	1.07	1.06	1.06	1.07
Ratio of net investment income to average net assets (%)	0.55	0.77	0.38	0.37	0.51
Portfolio turnover (%)[3]	13	19	33	50	64

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$17.65	$19.30	$21.76	$17.09	$14.75
Income from Investment Operations:
Net investment income (loss)[1]	0.01	(0.05)	0.02	0.00[3]	0.05
Net realized and unrealized gain on investments	2.22	0.27	2.13	5.00	2.34
Total from investment operations	2.23	0.22	2.15	5.00	2.39
Less Distributions From:
Net investment income	(0.00)[4]	(0.01)	(0.01)	(0.00)[4]	(0.05)
Capital gains	(1.77)	(1.86)	(4.60)	(0.33)	–
Total distributions	(1.77)	(1.87)	(4.61)	(0.33)	(0.05)
Net increase (decrease) in net asset value	0.46	(1.65)	(2.46)	4.67	2.34
Net Asset Value at end of period	$18.11	$17.65	$19.30	$21.76	$17.09
Total Return (%)[2]	12.84	1.04	9.82	29.28	16.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$203,076	$220,979	$286,704	$381,703	$356,534
Ratios of expenses to average net assets (%)	0.92	0.92	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.04	(0.24)	0.10	(0.01)	0.30
Portfolio turnover (%)[3]	21	28	35	28	25

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$17.44	$19.13	$21.65	$17.05	$14.72
Income from Investment Operations:
Net investment income (loss)[1]	(0.04)	(0.09)	(0.03)	(0.05)	0.01
Net realized and unrealized gain on investments	2.20	0.26	2.11	4.98	2.35
Total from investment operations	2.16	0.17	2.08	4.93	2.36
Less Distributions From:
Net investment income	–	–	–	–	(0.03)
Capital gains	(1.77)	(1.86)	(4.60)	(0.33)	–
Total distributions	(1.77)	(1.86)	(4.60)	(0.33)	(0.03)
Net increase (decrease) in net asset value	0.39	(1.69)	(2.52)	4.60	2.33
Net Asset Value at end of period	$17.83	$17.44	$19.13	$21.65	$17.05
Total Return (%)[2]	12.55	0.79	9.55	28.95	15.95
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,142	$12,710	$15,067	$15,762	$13,927
Ratios of expenses to average net assets (%)	1.17	1.17	–	1.16	1.16
Ratio of net investment income to average net assets (%)	(0.21)	(0.49)	(0.15)	(0.26)	0.05
Portfolio turnover (%)[3]	21	28	35	28	25
[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
CLASS I
Net Asset Value at beginning of period	$10.16	$10.77	$12.99	$10.78	$9.03
Income from Investment Operations:
Net investment income[1]	0.18	0.19	0.27	0.16	0.17
Net realized and unrealized gain (loss) on investments	(0.47)	(0.56)	(1.10)	2.07	1.75
Total from investment operations	(0.29)	(0.37)	(0.83)	2.23	1.92
Less Distributions From:
Net investment income	(0.18)	(0.22)	(0.47)	(0.02)	(0.17)
Capital gains	–	(0.02)	(0.92)	–	–
Total distributions	(0.18)	(0.24)	(1.39)	(0.02)	(0.17)
Net increase (decrease) in net asset value	(0.47)	(0.61)	(2.22)	2.21	1.75
Net Asset Value at end of period	$9.69	$10.16	$10.77	$12.99	$10.78
Total Return (%)[2]	(2.91)	(3.45)	(6.76)	20.76	21.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$26,809	$32,560	$38,826	$75,808	$76,919
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.21	1.21
Ratio of net investment income to average net assets (%)	1.84	1.70	2.09	1.37	1.74
Portfolio turnover (%)[3]	98	23	103	39	42

CLASS II	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$10.14	$10.74	$12.96	$10.76	$9.02
Income from Investment Operations:
Net investment income[1]	0.16	0.16	0.22	0.13	0.14
Net realized and unrealized gain (loss) on investments	(0.49)	(0.55)	(1.08)	2.07	1.76
Total from investment operations	(0.33)	(0.39)	(0.86)	2.20	1.90
Less Distributions From:
Net investment income	(0.16)	(0.19)	(0.44)	(0.00)[4]	(0.16)
Capital gains	–	(0.02)	(0.92)	–	–
Total distributions	(0.16)	(0.21)	(1.36)	(0.00)[4]	(0.16)
Net increase (decrease) in net asset value	(0.49)	(0.60)	(2.22)	2.20	1.74
Net Asset Value at end of period	$9.65	$10.14	$10.74	$12.96	$10.76
Total Return (%)[2]	(3.16)	(3.69)	(6.99)	20.45	21.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,796	$14,641	$16,174	$19,134	$18,263
Ratios of expenses to average net assets (%)	1.42	1.42	1.42	1.46	1.46
Ratio of net investment income to average net assets (%)	1.58	1.43	1.72	1.10	1.45
Portfolio turnover (%)[3]	98	23	103	39	42

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Amounts represent less than $(0.005) per share.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 14 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds reported within this book at the end of the period were the Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”). The Money Market Fund and Small Cap Fund liquidated as of February 12, 2016.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All Funds offer Class I and II shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into a subadvisory agreement with a subadviser (“Subadviser”) for the management of the investments of the International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: The Ultra Series Fund (the “Trust”) and each series of the Trust referred to individually as a “Fund,” and collectively, (the “Funds”) values securities and other investments follows: Equity securities, including American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market is influenced by economic conditions, issuer financial strength, bond structure, trade size, supply and demand, tax code and regulatory environment. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to independent fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2016, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” Only the International Stock Fund had net realized gains from foreign currency transactions.

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2016, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At December 31, 2016, there were no illiquid securities held in the Funds. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2016, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended December 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2016, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of December 31, 2016, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	12/31/16
Conservative Allocation	$153,566,593	$ –	$ –	$153,566,593
Moderate Allocation	265,443,476	–	–	265,443,476
Aggressive Allocation	90,828,274	–	–	90,828,274
Core Bond
Asset Backed Securities	–	4,911,155	–	4,911,155
Collateralized Mortgage Obligations	–	4,303,375	–	4,303,375
Commercial Mortgage-Backed Securities	–	4,979,999	–	4,979,999
Corporate Notes and Bonds	–	53,184,840	–	53,184,840
Long Term Municipal Bonds	–	13,475,662	–	13,475,662
Mortgage Backed Securities	–	50,775,684	–	50,775,684
U.S. Government and Agency Obligations	–	45,752,208	–	45,752,208
Short-Term Investments	5,404,208	–	–	5,404,208
	5,404,208	177,382,923	–	182,787,131
High Income
Corporate Notes and Bonds	–	23,774,067	–	23,774,067
Mutual Funds	389,475	–	–	389,475
Short-Term Investments	2,900,651	–	–	2,900,651
	3,290,126	23,774,067	–	27,064,193
Diversified Income
Common Stocks	159,511,558	–	–	159,511,558
Asset Backed Securities	–	4,454,026	–	4,454,026
Collateralized Mortgage Obligations	–	3,916,800	–	3,916,800
Commercial Mortgage-Backed Securities	–	3,112,645	–	3,112,645
Corporate Notes and Bonds	–	36,799,856	–	36,799,856
Long Term Municipal Bonds	–	9,662,909	–	9,662,909
Mortgage Backed Securities	–	29,426,731	–	29,426,731
U.S. Government and Agency Obligations	–	30,837,422	–	30,837,422
Short-Term Investments	7,319,593	–	–	7,319,593
	166,831,151	118,210,389	–	285,041,540
Large Cap Value
Common Stocks	344,069,315	–	–	344,069,315
Short-Term Investments	8,209,384	–	–	8,209,384
	352,278,699	–	–	352,278,699
Large Cap Growth
Common Stocks	236,766,705	–	–	236,766,705
Short-Term Investments	10,417,796	–	–	10,417,796
	247,184,501	–	–	247,184,501
Mid Cap
Common Stocks	198,193,638	–	–	198,193,638
Short-Term Investments	16,109,073	–	–	16,109,073
	214,302,711	–	–	214,302,711
[1] See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Conservative, Moderate and Aggressive Allocation Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

59

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	12/31/16
International Stock
Common Stocks
Australia	$ –	$ 590,384	$ –	$ 590,384
Belgium	–	1,359,526	–	1,359,526
Bermuda	–	546,708	–	546,708
Brazil	–	438,878	–	438,878
Canada	–	2,305,849	–	2,305,849
Denmark	–	436,165	–	436,165
Finland	–	930,253	–	930,253
France	–	3,792,732	–	3,792,732
Germany	–	950,073	–	950,073
Ireland	447,939	436,719	–	884,658
Israel	723,912	–	–	723,912
Italy	–	303,832	–	303,832
Japan	–	7,123,255	–	7,123,255
Luxembourg	–	261,739	–	261,739
Netherlands	–	1,318,156	–	1,318,156
Norway	–	1,027,982	–	1,027,982
Philippines	–	122,681	–	122,681
Spain	–	373,129	–	373,129
Sweden	–	1,405,926	–	1,405,926
Switzerland	–	1,504,963	–	1,504,963
Taiwan	888,375	–	–	888,375
Turkey	–	244,587	–	244,587
United Kingdom	791,863	9,359,109	–	10,150,972
Short-Term Investments	1,722,560	–	–	1,722,560
	5,121,357	34,285,938	–	39,407,295
[1] See respective portfolio of investments for underlying holdings in each fund. For additional information on the underlying funds held in the conservative, moderate and aggressive allocation funds including shareholder prospectuses and financial reports, please visit each underlying funds website or visit the securities and exchange commission website http://www.sec.gov.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

	Derivatives not accounted		Change in Unrealized
Fund	for as hedging Instruments	Realized Gain (Loss) on Derivatives:	Depreciation on Derivatives
Core Bond	Interest rate contracts, Futures	$ 358	($122)
	Equity contracts, Options purchased	(102,715)
	Equity contracts, Options written	63,372

60

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

Recently Issued Accounting Pronouncements: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

3. MANAGEMENT, DISTRIBUTION AGREEMENTS AND OTHER EXPENSES

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitle to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each Fund as follows as of December 31, 2016:

Fund	Management Fee	Fund	Management Fee
Conservative Allocation	0.30%	Diversified Income	0.70%
Moderate Allocation	0.30%	Large Cap Value	0.60%
Aggressive Allocation	0.30%	Large Cap Growth	0.80%
Core Bond	0.55%	Mid Cap	0.90%
High Income	0.75%	International Stock	1.15%

The Management Agreement requires the Investment Adviser to provide or arrange to provide overall management of the Funds, including but not limited to, investment advisory services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services.

The Investment Adviser is solely responsible for the payment of all fees to the Subadviser. Effective October 1, 2016 Lazard Asset Management LLC serves as the subadvisor for the International Stock Fund. From January 1, 2016 through September 30, 2016, NorthRoad Capital Management served as Subadviser for the International Stock Fund. The Investment Adviser manages the Core Bond Fund, Diversified Income Fund, High Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund and the Target Allocation Funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. Effective July 1, 2014, the Investment Adviser contractually agreed to waive a portion (0.10%) of its management fee of the Target Allocation Funds until at least April 30, 2018. For the year ended December 31, 2016, the waivers were as follows:

Waived Fees or Expenses*
Fund	Class I	Class II	Total Waivers
Conservative Allocation	$124,555	$33,858	$158,413
Moderate Allocation	238,881	29,760	268,641
Aggressive Allocation	88,201	1,739	89,940
*The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each Fund’s daily net assets.

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Ultra Series Fund | December 31, 2016

Notes to Financial Statements

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. MFD does not have the right to recoup these waived fees.

Other Expenses: In addition to the management fee noted above, the Trust is responsible to pay the following expenses: expenses for independent audits; fees and expenses of the independent trustees and their independent counsel; brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; costs of borrowing money, overdrafts (if any) and any potential taxes owed; and extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the independent trustees.

Audit and trustees fees are broken out separately from “other expenses” on the Statement of Operations.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board may change trustee fees paid at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2016, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$127,397,582	$134,276,761
Moderate Allocation	–	–	239,257,641	260,359,735
Aggressive Allocation	–	–	78,718,791	84,859,384
Core Bond	24,380,814	55,571,761	52,506,171	56,450,422
High Income	–	–	14,840,820	19,042,097
Diversified Income	16,431,703	26,056,215	81,607,839	115,565,980
Large Cap Value	–	–	310,525,094	346,463,471
Large Cap Growth	–	–	32,712,482	82,332,747
Mid Cap	–	–	43,343,016	86,016,796
International Stock	–	–	39,944,341	45,707,492

6. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

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Ultra Series Fund | December 31, 2016

Notes to Financial Statements

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

During the year ended December 31, 2016, the Core Bond Fund’s average notional contract amount of outstanding futures contracts was $57,303.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

Transactions in written option contracts for Core Bond Fund during the year ended December 31, 2016, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	–	$ –
Options written during the period	185	102,383
Options closed during the period	(40)	(32,771)
Options exercised during the period	–	–
Options expired during the period	(145)	(69,612)
Options outstanding, end of period	–	$ –

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

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Ultra Series Fund | December 31, 2016

Notes to Financial Statements

Certain of the Funds have reclaimed receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

8. SECURITIES LENDING

Each Fund, except the Target Allocation Funds, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to collateral.

The Funds did not engage in any securities lending activity during the year ended December 31, 2016.

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2016. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2013 through December 31, 2016.

The tax character of distributions paid during the year ended December 31, 2016 and 2015 was as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2016	2015	2016	2015
Conservative Allocation	$2,911,765	$3,015,950	$2,331,768	$6,036,596
Moderate Allocation	4,957,279	4,763,609	6,661,449	18,332,508
Aggressive Allocation	1,617,238	1,512,337	1,535,086	10,312,045
Core Bond	5,535,316	6,969,942	–	–
High Income	1,385,177	1,805,480	–	–
Diversified Income	8,407,075	7,833,623	18,661,429	17,879,350
Large Cap Value	15,107,501	4,742,445	32,231,840	56,985,994
Large Cap Growth	2,743,783	3,524,773	13,754,022	27,670,274
Mid Cap	537,825	181,091	19,374,961	23,628,903
International Stock	697,158	980,869	–	86,074

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Ultra Series Fund | December 31, 2016

Notes to Financial Statements

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows.

		Long-Term			Long-Term
Fund	Ordinary Income	Capital Gain	Fund	Ordinary Income	Capital Gain
Conservative Allocation	$ 58,163	$ 85,875	Diversified Income	$ –	$ 447,956
Moderate Allocation	99,180	217,361	Large Cap Value	655,777	662,174
Aggressive Allocation	32,397	77,163	Large Cap Growth	171,069	1,752,863
Core Bond	124,270	–	Mid Cap	–	303,516
High Income	29,426	–	International Stock	10,409	–

For federal income tax purposes, the Funds listed below have capital loss carryforwards as of December 31, 2016, which are available to offset future capital gains, if any, realized through the fiscal year listed:

				No Expiration	No Expiration
				Date	Date
Fund	2017	2018	2019	Short-Term	Long-Term
Conservative Allocation	$ –	$ –	$ –	$ –	$ –
Moderate Allocation	–	–	–	–	–
Aggressive Allocation	–	–	–	–	–
Core Bond	2,357,684	346,309	–	–	–
High Income	4,641,635	–	–	–	235,083
Diversified Income	–	–	–	–	–
Large Cap Value	–	–	–	–	–
Large Cap Growth	–	–	–	–	–
Mid Cap	–	–	–	–	–
International Stock	1,312,565	1,312,565	–	725,841	5,641,743

The capital loss carryovers for the International Stock Fund is subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.

The High Income and International Stock Funds had capital loss carryovers expire unused in the current year in the amounts of $1,492,801 and $2, 071,356, respectively.

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended December 31, 2016, none of the Funds elected to defer post-October specified losses.

For the year ended December 31, 2016, the Core Bond Fund utilized $3,660,090 in prior year capital losses. No other Fund utilized losses.

For 2016, the High Income Fund had a post-October net capital loss of $1,582,556, which is being deferred for tax purposes.

No other funds are deferring post-October capital losses.

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Ultra Series Fund | December 31, 2016

Notes to Financial Statements

At December 31, 2016, the aggregate gross unrealized appreciation/depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follow:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$4,173,513	$900,679	$3,272,834
Moderate Allocation	15,289,751	998,287	14,291,464
Aggressive Allocation	7,317,816	421,990	6,895,826
Core Bond	6,036,108	1,980,647	4,055,461
High Income	770,199	268,574	501,625
Diversified Income	49,247,785	1,524,123	47,723,662
Large Cap Value	51,037,857	1,665,867	49,371,990
Large Cap Growth	86,695,431	2,110,510	84,584,921
Mid Cap	72,725,116	1,500,404	71,224,712
International Stock	1,676,692	2,668,300	(991,608)

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT securities, adjustments related to Treasury Inflation Protected securities (TIPs), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2016, reclassifications were recorded as follows:

		Accumulated Undistributed Net	Accumulated Net
Fund	Paid-in Capital	Investment Income (Loss)	Realized Gain (Loss)
Conservative Allocation	$ –	$294,867	$(294,867)
Moderate Allocation	–	1,045,310	(1,045,310)
Aggressive Allocation	–	416,454	(416,454)
Core Bond	–	502,910	(502,910)
High Income	(1,492,801)	–	1,492,801
Diversified Income	–	137,139	(137,139)
Large Cap Value	–	(93,215)	93,215
Large Cap Growth	–	–	–
Mid Cap	–	(19,042)	19,042
International Stock	(2,071,356)	(29,848)	2,101,204

10. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

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Ultra Series Fund | December 31, 2016

Notes to Financial Statements

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Core Bond Fund is subject to derivatives risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a fund’s ability to invest in derivatives or other instruments and adversely affect such fund’s performance and ability to pursue its investment objective.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Target Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Target Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

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Ultra Series Fund | December 31, 2016

Notes to Financial Statements

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2016, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in Underlying Funds, of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). Madison Funds’ historical financial information is available to you at no cost on the Securities and Exchange Commission’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended December 31, 2016 follows:

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/15	Additions	Sales	12/31/16	12/31/16	Gain (Loss)	Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	3,765,353	48,544	(97,633)	3,716,264	$36,828,176	$4,021	$1,114,697
Madison Corporate Bond Fund Class Y	1,017,856	–	–	1,017,856	11,583,199	–	373,488
Madison Dividend Income Fund Class Y	–	532,539	–	532,539	12,333,613	–	444,716
Madison High Quality Bond Fund Class Y	321,484	–	(321,484)	–	–	123,032	12,894
Madison Investors Fund Class Y	112,318	400,571	–	512,889	10,129,559	–	324,489
Madison Large Cap Growth Fund Class Y	525,747	23,225	(548,972)	–	–	(1,141,975)	95,027
Madison Large CapValue Fund Class Y	907,044	28,167	(887,483)	47,728	671,060	2,822,177	94,199
Madison Mid Cap Fund Class Y	–	511,228	(43,011)	468,217	4,139,040	58,925	172,103
Madison NorthRoad International Fund Class Y	317,754	–	(317,754)	–	–	(768,743)	58,445
Totals					$75,684,647	$1,097,437	$2,690,058

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Ultra Series Fund | December 31, 2016

Notes to Financial Statements

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/15	Additions	Sales	12/31/16	12/31/16	Gain (Loss)	Received[1]
Moderate Allocation Fund
Madison Core Bond Fund Class Y	4,878,371	–	(328,625)	4,549,746	$45,087,981	$(23,571)	$1,402,875
Madison Corporate Bond Fund Class Y	481,207	–	–	481,207	5,476,135	–	176,572
Madison Dividend Income Fund Class Y	–	1,235,841	(14,088)	1,221,753	28,295,800	(1,409)	1,015,754
Madison Investors Fund Class Y	512,938	1,012,510	(66,649)	1,458,799	28,811,272	(82,190)	922,935
Madison Large Cap Growth Fund Class Y	1,824,802	16,955	(1,841,757)	–	–	692,631	296,375
Madison Large CapValue Fund Class Y	2,475,069	107,040	(1,815,233)	766,876	10,782,276	4,774,579	1,513,550
Madison Mid Cap Fund Class Y	–	1,222,805	(16,538)	1,206,267	10,663,405	18,026	443,389
Madison NorthRoad International Fund Class Y	975,734	–	(975,734)	–	–	119,641	181,830
Totals					$129,116,869	$5,497,707	$5,953,280
Aggressive Allocation Fund
Madison Core Bond Fund Class Y	969,809	–	(88,732)	881,077	$8,731,473	$(15,132)	$268,473
Madison Dividend Income Fund Class Y	–	514,058	(10,836)	503,222	11,654,618	(1,192)	417,126
Madison Investors Fund Class Y	170,596	448,478	(35,102)	583,972	11,533,445	(88,529)	369,460
Madison Large Cap Growth Fund Class Y	733,302	7,545	(740,847)	–	–	(258,593)	131,885
Madison Large CapValue Fund Class Y	949,383	82,454	(699,560)	332,277	4,671,810	1,709,997	655,800
Madison Mid Cap Fund Class Y	99,737	636,191	(144,241)	591,687	5,230,517	302,744	217,487
Madison NorthRoad International Fund Class Y	367,094	–	(367,094)	–	–	109,352	63,142
Totals					$41,821,863	$1,758,647	$2,123,373

1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

12. SUBSEQUENT EVENTS

All Matters

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

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Ultra Series Fund | December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, and International Stock Fund, each a portfolio constituting Ultra Series Fund (collectively, the “Funds”) as of December 31, 2016 the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Ultra Series Fund as of December 31, 2016 the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Milwaukee, WI
February 22, 2017

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Ultra Series Fund | December 31, 2016

Other Information (unaudited)

SUMMARY OF BOARD’S ANNUAL APPROVAL PROCESS AND CONSIDERATIONS

The Board of Trustees reviewed a variety of materials provided by the Adviser and Subadvisers in connection with the Board’s consideration of the renewal of the Trust’s Investment Advisory Agreement with the Investment Adviser and the sub-advisory contracts with the applicable Subadvisers at an in-person meeting of the Board held in July 2016. The following summarizes the Board’s process and considerations during that meeting.

In evaluating the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered a variety of information relating to each Fund, the Adviser and the applicable Subadvisers.The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s and applicable Subadviser’s personnel.

The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement and Sub-Advisory Agreements with respect to the Funds. Prior to voting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement and Sub-Advisory Agreements with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Adviser and, as applicable, the Subadviser, including the personnel providing such services; comparative performance, fee and expense information for each Fund; the profitability of each Fund to the Adviser and its affiliates; the direct and indirect benefits, if any, derived by the Adviser, Subadviser and their affiliates from their relationship with a Fund; economies of scale; and the Adviser’s and, as applicable, the Subadviser’s performance of substantially similar duties for other clients with similar investment strategies.

With regard to the nature, extent and quality of the services provided by the Adviser and each Subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable Subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each Subadviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each Fund’s investment objectives under various market scenarios.

The Board discussed the various administrative services provided directly by the Adviser. The Board took into account that the services provided by the Adviser included arranging for third-party service providers to provide all necessary Fund administration as well as ongoing monitoring of any Subadvisers to Fund portfolios.

Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided to the Fund were satisfactory.

With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed with the Adviser the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. They discussed with the Adviser the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context.

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Ultra Series Fund | December 31, 2016

Other Information (unaudited)

They reviewed with the Adviser both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous portfolio managers to any Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that it reviews on a quarterly basis detailed information about investment performance results, portfolio composition and investment strategies. The Board and the portfolio managers discussed the Funds that adhere to the Adviser’s “participate and protect” investment philosophy and, recognizing that this is a conservative investment philosophy, the portfolio managers explained that individual Fund performance indicative of the strategy may be reflected in relative underperformance during periods of high risk market environments, such as the recent market environment. The Board performed this review in connection with the Adviser and each Subadviser that manages a sub-advised Fund portfolio. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. With regard to the equity Funds, the Board noted relative outperformance of the Large Cap Value Fund, Mid Cap Fund and Small Cap Fund for the one-year period compared to their respective benchmarks. Regarding the Allocation Funds, the Board noted the risk-adjusted performance of all three allocation Funds rank in the top quartile over the trailing five year period. With regard to fixed-income Funds, the Board considered each Fund’s relatively conservative investment philosophy and high-quality bias during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. For example, the Board took into account that the Core Bond Fund held more conservative shorter duration exposure than their respective benchmarks for the period, resulting in that Fund’s relative underperformance. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes the Morningstar categories the Funds fall into do not precisely match a Fund’s investment strategy and philosophy. Based on their review, the Independent Trustees determined that, given the totality of the above factors and considerations, each Fund’s investment performance had been satisfactory.

With regard to the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund portfolio’s peer group with similar investment objectives. The Board reviewed these matters in connection with the Adviser and each Subadviser that manages a sub-advised Fund portfolio. Based on their review, the Independent Trustees concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided. Because the Adviser pays the unaffiliated Subadvisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the cost of services to be provided and the profits to be realized by the unaffiliated Subadvisers were not material factors in the Board’s deliberations.

The Board noted that the Adviser or its affiliates, and, as applicable, each sub-adviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective Subadviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences

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Ultra Series Fund | December 31, 2016

Other Information (unaudited)

in services and time required by the various types of funds and clients to which the Adviser (or Subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser (or Subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Subadviser, if applicable) may act as either investment adviser or Subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board also noted the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Subadviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees reviewed each Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: (1) an advisory fee and a capped administrative “services” expense for the Target Retirement Date Funds, and (2) for the remaining series of the Trust, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee (“Unitary Fee”). The Board reviewed total expense ratios paid by other funds with similar investment strategies, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Funds were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Funds pursuant to its administrative services agreement with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees, in the case of the Target Retirement Date Funds, or in excess of the Unitary Fee, in the case of the remaining series, are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides services to the Trust’s “Fund-of-Funds” that are in addition to, rather than duplicative of, the services the Adviser (or its affiliates) provides to the underlying mutual funds in which each such Fund-of-Funds invests.

In reviewing costs and profits, the Board noted that for some smaller Fund portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. As a result, the Trustees took into account that although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

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Ultra Series Fund | December 31, 2016

Other Information (unaudited)

With regard to the extent to which economies of scale would be realized as each Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under Investment Advisory (Unitary Fee) and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving fees (pursuant to its investment management agreement, with respect to the Conservative, Moderate and Aggressive Allocation Funds). The Board also recognized that the Adviser had arranged for the fees to be capped for the Target Retirement Date Funds. Based on their review, the Independent Trustees concluded that the fee arrangements and waivers (as applicable) were acceptable. Because the Adviser pays the unaffiliated Subadvisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale in the unaffiliated Subadvisers’ management of the sub-advised Funds to be a material factor in its consideration.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on their review, the Independent Trustees concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously outside of the presence of management and had reviewed the written contract renewal materials provided by the Adviser and applicable Subadvisers. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the sub-advisers, and representatives of the Adviser and Subadvisers, respectively, discussed with the Independent Trustees each of those additional inquiries.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that each Fund’s advisory fees (including applicable sub-advisory fees) are reasonable for such Fund and that the renewal of the Investment Advisory Agreement (including Unitary Fee) and, as applicable, the Sub-Advisory Agreement with respect to such Fund are in the best interests of such Fund and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by certain Funds. Advisory personnel directed the Board to the written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees and expenses; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

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Ultra Series Fund | December 31, 2016

Other Information (unaudited)

The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2016. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

	CLASS I				CLASS II
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Conservative Allocation*	$1,000	$1,007.40	0.22%	$1.11	$1,006.10	0.47%	$2.37
Moderate Allocation*	1,000	1,029.40	0.22%	1.12	1,028.10	0.47%	2.40
Aggressive Allocation*	1,000	1,048.50	0.22%	1.13	1,047.10	0.47%	2.42
Core Bond	1,000	978.50	0.57%	2.83	977.20	0.82%	4.08
High Income	1,000	1,055.10	0.77%	3.98	1,053.80	1.02%	5.27
Diversified Income	1,000	1,025.20	0.72%	3.67	1,023.90	0.97%	4.93
Large Cap Value	1,000	1,068.20	0.62%	3.22	1,066.90	0.87%	4.52
Large Cap Growth	1,000	1,048.90	0.82%	4.22	1,047.60	1.07%	5.51
Mid Cap	1,000	1,074.30	0.92%	4.80	1,000.70	1.17%	5.88
International Stock	1,000	1,011.60	1.17%	5.92	1,010.40	1.42%	7.18

*The annual expense ratio does not include the expenses of the underlying funds.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

		CLASS I				CLASS II
				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period
Conservative Allocation*	$1,000	$1,024.03	0.22%	$1.12	$1,022.77	0.47%	$2.39
Moderate Allocation*	1,000	1,024.03	0.22%	1.12	1,022.77	0.47%	2.39
Aggressive Allocation*	1,000	1,024.03	0.22%	1.12	1,022.77	0.47%	2.39
Core Bond	1,000	1,021.27	0.57%	2.90	1,020.01	0.82%	4.17
High Income	1,000	1,021.52	0.77%	3.91	1,020.26	1.02%	5.18
Diversified Income	1,000	1,022.02	0.72%	3.66	1,020.76	0.97%	4.93
Large Cap Value	1,000	1,021.01	0.62%	3.15	1,019.76	0.87%	4.42
Large Cap Growth	1,000	1,020.51	0.82%	4.17	1,019.25	1.07%	5.43
Mid Cap	1,000	1,019.25	0.92%	4.67	1,018.00	1.17%	5.94
International Stock	1,000	1,019.26	1.17%	5.94	1,018.00	1.42%	7.20

*The annual expense ratio does not include the expenses of the underlying funds.

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Ultra Series Fund | December 31, 2016

Other Information (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credit: The International Stock Fund expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended December 31, 2016 the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for reporting purposes will be $96,396 (all of which represent taxes withheld) and $1,326,293, respectively.

Corporate Dividends Received Deduction: For the taxable year ended December 31, 2016, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	14.44%	Large Cap Value	44.53%
Moderate Allocation	30.47%	Large Cap Growth	100.00%
Aggressive Allocation	40.35%	Mid Cap	100.00%
Diversified Income	52.25%

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Ultra Series Fund | December 31, 2016

Ultra Series Fund’s Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.

Interested Trustees and Officers

			Portfolios	Other Directorships
	Position(s)		Overseen in	Held by Director/
Name and	and Length of		Fund Complex by	Trustee During Past
Year of Birth	Time Served	Principal Occupation(s) During Past Five Years	Director/Trustee[1]	Five Years
Katherine L. Frank[2]	Trustee and	Madison Investment Holdings, Inc. (“MIH”) (affiliated	34	Madison Strategic
1960	President,	investment advisory firm of Madison), Member,		Sector Premium Fund,
	2009 - Present	Executive Committee and Chief Operating Officer,		2005 - Present;
		2010 - Present; Managing Director and Vice President,		Madison Funds (18),
		1986 - 2010		2009 - Present

Madison Asset Management, LLC (“Madison”), Member,
Executive Committee and Chief Operating Officer, 2010 -
Present; Vice President, 2004 - 2010

Madison Investment Advisors, LLC (“MIA”) (affiliated
investment advisory firm of Madison), Member,
Executive Committee and Chief Operating Officer, 2010 -
Present; Vice President, 1996 - 2010

Madison Strategic Sector Premium Fund (closed end
fund), President, December 2005 - Present; Madison
Covered Call & Equity Strategy Fund (closed end fund),
President, December 2012 - Present; Madison Funds
(18) (mutual funds), President, 2009 - Present

Jay R. Sekelsky	Vice President,	MIH, Member, Executive Committee and Chief	N/A	N/A
1959	2009 - Present	Investment Officer, 2010 - Present; Managing Director
and Vice President, 1990 - 2010; Madison, Member,
Executive Committee and Chief Investment Officer,
2010 - Present

MIA, Member, Executive Committee and Chief
Investment Officer, 2010 - Present; Vice President,
1996 - 2010

Madison Strategic Sector Premium Fund, Vice President,
2005 - Present; Madison Covered Call & Equity Strategy
Fund, Vice President, December 2012 - Present; Madison
Funds (18), Vice President, 2012 - Present

1	As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex”in the following tables have the meaning disclosed in this paragraph.
2	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

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Ultra Series Fund’s Trustees and Officers

			Portfolios	Other Directorships
	Position(s)		Overseen in	Held by Director/
Name and	and Length of		Fund Complex by	Trustee During Past
Year of Birth	Time Served	Principal Occupation(s) During Past Five Years	Director/Trustee[1]	Five Years

Paul A. Lefurgey	Vice President,	MIH, Chairman - Executive Committee, 2015 - Present;	N/A	N/A
1964	2009 - Present	Member, Executive Committee and Director of Fixed
Income Investments, 2013 - Present; Madison and
MIA, Managing Director and Head of Fixed Income
Investments, 2005 - 2013

Madison and MIA, Member, Executive Committee and
Director of Fixed Income Investments, 2013 - Present;
Madison and MIA, Managing Director and Head of Fixed
Income Investments, 2010 - 2013

MEMBERS Capital Advisors, Inc. (“MCA”) (investment
advisory firm), Madison, WI, Vice President, 2003 - 2005
Madison Strategic Sector Premium Fund, Vice President,
2010 - Present; Madison Covered Call & Equity Strategy
Fund, Vice President, December 2012 - Present; Madison
Funds (18), Vice President, 2009 - Present

Greg D. Hoppe	Treasurer,	MIH and MIA, Vice President, 1999 - Present; Madison,	N/A	N/A
1969	2009 - Present	Vice President, 2009 - Present

Madison Strategic Sector Premium Fund, Treasurer,
2009 - Present; Chief Financial Officer, 2005 - 2009

Madison Covered Call & Equity Strategy Fund, Vice
President, December 2012 - Present; Madison Funds
(18), Treasurer, 2009 - Present

Holly S. Baggot	Secretary, 1999 -	MIH and MIA, Vice President, 2010 - Present; Madison,	N/A	N/A
1960	Present	Vice President, 2009 - Present; MFD Distributor, LLC
	Assistant	(“MFD”) (an affiliated brokerage firm of Madison), Vice
	Treasurer,	President, 2012 - Present
	1999 - 2007;	MCA, Director-Mutual Funds, 2008-2009; Director-
	2009 - Present	Mutual Fund Operations, 2006-2008; Operations Officer-
	Treasurer, 2008	Mutual Funds, 2005 - 2006; Senior Manager-Product &
Fund Operations, 2001-2005

Madison Strategic Sector Premium Fund, Secretary and
Assistant Treasurer, 2010 - Present;

Madison Strategic Covered Call & Equity Strategy Fund,
Vice President, December 2012 - Present; Madison Funds
(18), Secretary, 1999-Present and Treasurer, 2008-2009
and Assistant Treasurer, 1997-2007 and 2009 - Present

1	As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

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Ultra Series Fund | December 31, 2016

Ultra Series Fund’s Trustees and Officers

				Portfolios	Other Directorships
	Position(s)			Overseen in	Held by Director/
Name and	and Length of			Fund Complex by	Trustee During Past
Year of Birth	Time Served	Principal Occupation(s) During Past Five Years		Director/Trustee[1]	Five Years

Lisa R. Lange	Chief Compliance	MIH, MIA and Madison, Chief Compliance Officer and		N/A	N/A
1969	Officer,	Chief Legal Officer, April 2015 - Present;
	Chief Legal	NorthRoad Capital Management LLC (“NorthRoad”)
	Officer and	(former affiliated investment advisory firm of Madison),
	Assistant	Chief Compliance Officer and Chief Legal Officer,
	Secretary,	April 2015 - September 2016
April 2015 -
	Present	Madison Strategic Sector Premium Fund, Chief
Compliance Officer, Chief Legal Officer and Assistant
Secretary, April 2015 - Present;

Madison Covered Call & Equity Strategy Fund, Chief
Compliance Officer, Chief Legal Officer and Assistant
Secretary, April 2015 - Present

Madison Funds (18), Chief Compliance Officer, Chief
Legal Officer and Assistant Secretary, April 2015 - Present
Whyte Hirschboeck Dudek S.C. (law firm), Attorney and
Shareholder, 2003-2015

Independent Trustees

Portfolios
Overseen in
	Position(s)		Fund Complex
Name and	and Length of	Principal Occupation(s)	by Director/	Other Directorships Held by Director/
Year of Birth	Time Served[2]	During Past Five Years	Trustee[1]	Trustee During Past Five Years

Philip E. Blake	Trustee,	Retired Investor	34	Edgewood College, 2003 - Present; Chairman
1944	2009 - Present	Lee Enterprises, Inc (news and		of the Board, 2010 - 2012
		advertising publisher), Madison, WI,		Nerites Corporation (technology company),
		Vice President, 1998 - 2001		2004 - 2013

		Madison Newspapers, Inc., Madison,		Madison Funds (18), 2009 - Present;
		WI, President and Chief Executive		Madison Strategic Sector Premium Fund,
		Officer, 1993 - 2000		2005 - Present; Madison Covered Call &
Equity Strategy Fund, 2005-Aug 2009, and
December 2012 - Present

1	As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.
2	Independent Trustees serve in such capacity until the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis

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Ultra Series Fund | December 31, 2016

Ultra Series Fund’s Trustees and Officers

Portfolios
Overseen in
	Position(s)		Fund Complex
Name and	and Length of	Principal Occupation(s)	by Director/	Other Directorships Held by Director/
Year of Birth	Time Served[1]	During Past Five Years	Trustee[2]	Trustee During Past Five Years

James R.	Trustee,	FirstWeber Group (real estate	34	Park Bank, 1978 - Present
Imhoff, Jr.	2009 - Present	brokers), Madison, WI, Chief		Madison Funds (18), 2009 - Present;
1944		Executive Officer, 1996 - Present		Madison Strategic Sector Premium Fund,
2005 - Present; Madison Covered Call &
Equity Strategy Fund, 2005 - Present

Steven P. Riege	Trustee,	Ovation Leadership (management	34	Forward Service Corporation (employment
1954	2005 - Present	consulting), Milwaukee, WI, Owner/		training non-profit), 2010 - Present
		President, 2001 - Present		StanekTool Corp., 1990 - 2016
		Robert W. Baird & Company		Madison Funds (18), 2005 - Present
(financial services), Milwaukee, WI,
		Senior Vice President-Marketing and		Madison Strategic Sector Premium Fund,
		Vice President-Human Resources,		2014 - Present
		1986 - 2001		Madison Covered Call & Equity Strategy Fund,
2015-Present

Richard E.	Trustee, 2004 -	Clearwater Capital Management	32	Park Nicolet Health Services, 2001 - 2012
Struthers	Present	(investment advisory firm),		HealthPartners, 2013 - 2016
1952		Minneapolis, MN, Chair and Chief
		Executive Officer, 1998 - Present		Madison Funds (18), 2004 - Present

Park Nicollet Health Services,
Minneapolis, MN, Chairman, Finance
and Investment Committee,
2006 - 2012

IAI Mutual Funds, Minneapolis, MN,
President and Director, 1992-1997

1 Independent Trustees serve in such capacity until the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis

2 As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

SEC File Number: 811-04815

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Annual Report December 31, 2016

Ultra Series Madison Target Retirement 2020 Fund

Ultra Series Madison Target Retirement 2030 Fund

Ultra Series Madison Target Retirement 2040 Fund

Ultra Series Madison Target Retirement 2050 Fund

Ultra Series Fund | December 31, 2016

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your plan administrator or call CUNA Mutual Retirement Solutions at 1-800-999-8786. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Ultra Series Fund | December 31, 2016

Management’s Discussion of Fund Performance (unaudited)

Period in Review

Point-to-point, U.S. stocks posted solid gains for the fiscal year ended December 31, 2016. These gains, however, masked a year of volatility. By mid-February, the value of the S&P 500® Index had fallen 10.5% since December 31 of 2015 as markets focused on struggles in Europe, tepid economic growth in the U.S. and the ongoing need for central bank accommodation to prop up global economies and asset values. From their February low, however, domestic stocks staged an almost 20% rally by mid-August, interrupted only briefly by a sharp pullback after the UK’s decision to leave the European Union in June. Since the November election, stocks continued to move upward, adding 5.4% of total return to the S&P 500 through the end of 2016. For the full fiscal year, the S&P 500 returned 11.96%. Mid cap stocks, as represented by the Russell Mid Cap® Index, returned 13.80%. Foreign equities were the underperformers for the year, as the MSCI EAFE® Index (net) returned 1.00% over the last twelve months. In general, value outpaced growth by a wide margin as value components in the Financial and Energy sectors posted strong returns for the year.

Fixed income markets were similarly volatile. Longer-term interest rates (10-year U.S. Treasury benchmark rate) ended fiscal 2015 at 2.27% but steadily fell in the first half of 2016, reaching a low of 1.36% in early July as it became evident that economic growth was stalling, inflation remained under control and the case for additional Fed tightening was weak. The resulting lack of confidence in the U.S. economy, declining oil prices and weak food prices allowed the Central Bank to ease off of the brake pedal, at least temporarily. The Fed, however, resumed its monetary sabre rattling late in the fiscal year as the economy improved, the Unemployment Rate fell and the inflation outlook firmed. From their July low, 10-year Treasury rates rose to a peak of 2.60% by mid-December as the Fed raised the Fed Funds Rate again by one quarter percentage point. Nonetheless, bonds posted positive total returns for the year. The Bloomberg Barclays Aggregate Index® totaled 2.65% for the fiscal year-to-date, and the Bloomberg Barclays Intermediate Government/Credit Index® rose 2.08% for the period.

Outlook

The U.S. economy has accelerated and inflation measures are firming. Real GDP growth, which began 2016 below a 1% annualized rate, is now advancing at a rate in excess of 3% and is expected to continue to move grudgingly higher. The Unemployment Rate is currently at 4.6% - down incrementally from the beginning of the fiscal year. This metric suggests modest improvement in the overall employment situation in the U.S. over the last year. In reality, over 2.5 million new jobs have been created in the last twelve months as previously discouraged job seekers have re-entered the labor force. Commensurate with more jobs, household incomes have rebounded as well, leading to forecasts of continued advance in consumption spending. The buoyancy of the labor markets, and an inflation rate near the Fed’s 2% target, have reignited the debate over the need for incremental monetary tightening. Recent comments by Fed officials suggest more interest rate increases lie ahead in 2017.

Fiscal policy in 2017 will likely prove stimulative to the economy. Initiatives offered so far by incoming President Trump and the Republican-controlled Congress suggest the potential for lower tax rates, higher infrastructure spending and a looser regulatory environment. As a result, we expect overall economic activity to continue to advance at a moderate pace and inflation to inch higher, sufficient for the Federal Reserve to continue raising short-term interest rates in the year ahead. Rising short-term interest rates will continue to have a negative effect on the U.S. bond market as yields across the term structure adjust to reflect the reality of tighter monetary policy. At some point, rising interest rates will catch the attention of the stock market too.

The blend of better economic growth here in the U.S., buoyant labor markets, advancing incomes and rising (although still relatively tame) inflation paint a challenging backdrop for U.S. financial markets. Combined with historically full equity valuations, rising interest rates both here and abroad and persistent fears over the soundness of Europe’s banking system, near-term caution is warranted. We believe that investors will be well-served going forward by focusing on lower-risk, higher-quality stocks along with shorter duration, higher-quality bonds in their portfolios. This approach should provide a measure of safety amid more volatile markets.

2

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2016

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2020 Fund returned 5.68% in the 12-month period, underperforming the S&P Target Date® To 2020 Index which returned 6.52%, but slightly outperforming the Morningstar Target Date 2016-2020 Category peer group which returned 5.63%.

Factors contributing positively to performance within the Fund’s fixed income allocation included overweight allocations to TIPS and corporate bonds, specifically below investment grade bonds and bank loans, as well as an underweight duration stance as interest rates rose over the back half of the year. After contributing positively for the first half of 2016, the Fund’s dedicated U.S. Treasury holdings provided a net drag on performance. Within the equity allocation, our preference for U.S. over foreign stocks was the largest positive contributor to performance, followed by an overweight to U.S. mid cap and technology stocks. Timely additions to Energy equities in February and Financial stocks in the fall provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets within the international equity allocation.

We continue to maintain a rather cautious stance. The divergence between generally elevated equity valuations and the preponderance of fragile, highly indebted global economies is both concerning and confounding. We believe investor expectations are quite extended. We’d prefer to make fuller commitments to higher risk asset classes when valuations are more closely aligned with the overall risk/reward profile of global economies. In short, we believe investors are generally not receiving adequate compensation for investing in higher risk asset classes.

Average Annual Total Return (%) through December 31, 2016[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception
Ultra Series Madison Target Retirement 2020	5.68	4.10	6.60	2.47
S&P Target Date® To 2020 Index	6.52	3.72	6.49	3.69
See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2030 Fund returned 7.35% in the 12-month period, underperforming the S&P Target Date® To 2030 Index which returned 7.75%, but outperforming the Morningstar Target Date 2026-2030 Category peer group, which returned 6.22%.

Factors contributing positively to performance within the Fund’s fixed income allocation included overweight allocations to TIPS and corporate bonds, specifically below investment grade bonds and bank loans, as well as an underweight duration stance as interest rates rose over the back half of the year. After contributing positively for the first half of 2016, the Fund’s dedicated U.S. Treasury holdings provided a net drag on performance. Within the equity allocation, our preference for U.S. over foreign stocks was the largest positive contributor to performance, followed by an overweight to U.S. mid cap and technology stocks. Timely additions to Energy equities in February and Financial stocks in the fall provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets within the international equity allocation.

We continue to maintain a rather cautious stance. The divergence between generally elevated equity valuations and the preponderance of fragile, highly indebted global economies is both concerning and confounding. We believe investor expectations are quite extended. We’d prefer to make fuller commitments to higher risk asset classes when valuations are more closely aligned with the overall risk/reward profile of global economies. In short, we believe investors are generally not receiving adequate compensation for investing in higher risk asset classes.

Average Annual Total Return (%) through December 31, 2016[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception
Ultra Series Madison Target Retirement 2030	7.35	4.77	8.28	2.86
S&P Target Date® To 2030 Index	7.75	4.09	7.96	3.63
See accompanying Notes to Management’s Discussion of Fund Performance.

3

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2016

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2040 Fund returned 8.31% in the 12-month period, underperforming the S&P Target Date® To 2040 Index which returned 8.77%, but outperforming the Morningstar Target Date 2036-2040 Category peer group, which returned 6.66%.

Factors contributing positively to performance within the fund’s fixed income allocation included overweight allocations to TIPS and corporate bonds, specifically below investment grade bonds and bank loans, as well as an underweight duration stance as interest rates rose over the back half of the year. After contributing positively for the first half of 2016, the Fund’s dedicated U.S. Treasury holdings provided a net drag on performance. Within the equity allocation, our preference for U.S. over foreign stocks was the largest positive contributor to performance, followed by an overweight to U.S. mid cap and technology stocks. Timely additions to Energy equities in February and Financial stocks in the fall provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets within the international equity allocation.

We continue to maintain a rather cautious stance. The divergence between generally elevated equity valuations and the preponderance of fragile, highly indebted global economies is both concerning and confounding. We believe investor expectations are quite extended. We’d prefer to make fuller commitments to higher risk asset classes when valuations are more closely aligned with the overall risk/reward profile of global economies. In short, we believe investors are generally not receiving adequate compensation for investing in higher risk asset classes.

Average Annual Total Return (%) through December 31, 2016[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception
Ultra Series Madison Target Retirement 2040	8.31	5.10	9.12	2.67
S&P Target Date® To 2040 Index	8.77	4.32	9.10	3.65

See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2050 Fund returned 8.97% in the 12-month period, underperforming the S&P Target Date® To 2050 Index which returned 9.43%, but outperforming the Morningstar Target Date 2046-2050 Category peer group, which returned 6.76%.

Factors contributing positively to performance within the fund’s fixed income allocation included overweight allocations to TIPS and corporate bonds, specifically below investment grade bonds and bank loans, as well as an underweight duration stance as interest rates rose over the back half of the year. After contributing positively for the first half of 2016, the Fund’s dedicated U.S. Treasury holdings provided a net drag on performance. Within the equity allocation, our preference for U.S. over foreign stocks was the largest positive contributor to performance, followed by an overweight to U.S. mid cap and technology stocks. Timely additions to Energy equities in February and Financial stocks in the fall provided a boost to performance. On the negative side, the Fund was held back by its elevated cash position and more defensive posturing during the strong market advance from the February market low. Also detracting from performance was our preference for developed markets over emerging markets within the international equity allocation.

We continue to maintain a rather cautious stance. The divergence between generally elevated equity valuations and the preponderance of fragile, highly indebted global economies is both concerning and confounding. We believe investor expectations are quite extended. We’d prefer to make fuller commitments to higher risk asset classes when valuations are more closely aligned with the overall risk/reward profile of global economies. In short, we believe investors are generally not receiving adequate compensation for investing in higher risk asset classes.

Average Annual Total Return (%) through December 31, 2016[1,2]
				Since
				1/3/11
	1 Year	3 Years	5 Years	Inception
Ultra Series Madison Target Retirement 2050	8.97	5.42	10.03	8.11
S&P Target Date® To 2050 Index	9.43	4.46	10.00	7.54

See accompanying Notes to Management’s Discussion of Fund Performance.

4

Ultra Series Fund | December 31, 2016

Notes to Management’s Discussion of Fund Performance (unaudited)

[1]	Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the group variable annuity contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[2]	Effective October 1, 2009, Madison contractually agreed to waive a portion of the management fee of the Target Retirement Date 2020, 2030, 2040 and 2050 Funds from 0.40% to 0.20%. Effective February 17, 2011, the fee was permanently reduced to 0.20%. On September 1, 2011, shareholders of the Target Retirement Date Funds approved a new fee arrangement which includes an investment advisory fee of 0.25% annualized and a services agreement fee of 0.05% annualized. Effective August 30, 2014, each Ultra Series Target Retirement Date Fund (USF Target Date Fund) invests substantially all of its assets in a corresponding Madison Target Retirement Fund. In order to avoid duplicate fees, from August 30 through December 31, 2014, all direct fees and expenses (0.25% management and 0.05% services) of each USF Target Date Fund were waived; and effective January 1, 2015, the USF Target Date Funds did not charge Management or Services Fees, only the acquired fees from the Madison Target Retirement Funds. Effective, August 22, 2016, the Madison Target Retirement Funds were reorganized (the “Reorganization”) into the Goldman Sachs Trust II Target Date Portfolios managed by Goldman Sachs Asset Management, L.P. and subadvised by Madison. Following the Reorganization, so long as Madison is the sub-adviser of the Goldman Target Date Portfolios, the USF Target Date Funds will not charge Management or Service Fees, only the acquired fees from the Goldman Target Date Portfolios. If these fees had not been reduced, returns would have been lower.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

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BENCHMARK DESCRIPTIONS

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

• The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.
• The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.
• The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.
• The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Past performance is no guarantee of future results.

5

Ultra Series Fund | December 31, 2016

Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 98.2%
Target Date Fund - 98.2%*
Goldman Sachs Target Date 2020 Portfolio,
Class R6	5,377,445	$50,547,985

Value (Note 2)
TOTAL INVESTMENTS - 98.2% (Cost $48,896,577**)	$50,547,985
NET OTHER ASSETS AND LIABILITIES - 1.8%	937,226
TOTAL NET ASSETS - 100.0%	$51,485,211

*	See Appendix A for a complete listing of holdings of the underlying Target Date Fund.
**	Aggregate cost for Federal tax purposes was $48,896,577.

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 97.7%
Target Date Fund - 97.7%*
Goldman Sachs Target Date 2030 Portfolio,
Class R6	7,813,350	$73,836,157

Value (Note 2)
TOTAL INVESTMENTS - 97.7% (Cost $67,700,539**)	$73,836,157
NET OTHER ASSETS AND LIABILITIES - 2.3%	1,727,942
TOTAL NET ASSETS - 100.0%	$75,564,099

*	See Appendix A for a complete listing of holdings of the underlying Target Date Fund.
**	Aggregate cost for Federal tax purposes was $67,700,539.

Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 96.9%
Target Date Fund - 96.9%*
Goldman Sachs Target Date 2040 Portfolio,
Class R6	5,200,764	$48,003,052

Value (Note 2)
TOTAL INVESTMENTS - 96.9% (Cost $43,587,710**)	$48,003,052
NET OTHER ASSETS AND LIABILITIES - 3.1%	1,511,912
TOTAL NET ASSETS - 100.0%	$49,514,964

*	See Appendix A for a complete listing of holdings of the underlying Target Date Fund.
**	Aggregate cost for Federal tax purposes was $43,587,710.

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 95.2%
Target Date Fund - 95.2%*
Goldman Sachs Target Date 2050 Portfolio,
Class R6	2,337,683	$22,324,868

Value (Note 2)
TOTAL INVESTMENTS - 95.2% (Cost $20,298,237**)	$22,324,868
NET OTHER ASSETS AND LIABILITIES - 4.8%	1,116,948
TOTAL NET ASSETS - 100.0%	$23,441,816

*	See Appendix A for a complete listing of holdings of the underlying Target Date Fund.
**	Aggregate cost for Federal tax purposes was $20,298,237.

See accompanying Notes to Financial Statements.

6

Ultra Series Fund | December 31, 2016

Statements of Assets and Liabilities as of December 31, 2016

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$48,896,577	$67,700,539	$43,587,710	$20,298,237
Net unrealized appreciation
Unaffiliated issuers	1,651,408	6,135,618	4,415,342	2,026,631
Total investments at value	50,547,985	73,836,157	48,003,052	22,324,868
Cash	491,937	1,528,792	1,335,034	969,339
Receivables:
Fund shares sold	445,289	203,368	176,878	147,609
Total assets	51,485,211	75,568,317	49,514,964	23,441,816
Liabilities:
Payables:
Fund shares repurchased	–	4,218	–	–
Total liabilities	–	4,218	–	–
Net assets applicable to outstanding capital stock	$51,485,211	$75,564,099	$49,514,964	$23,441,816
Net assets consist of:
Paid-in capital in excess of par	$49,780,984	$69,356,046	$45,039,436	$21,389,932
Accumulated undistributed net investment income	21,163	30,271	23,264	10,950
Accumulated net realized gain on investments sold	31,656	42,164	36,922	14,303
Net unrealized appreciation of investments	1,651,408	6,135,618	4,415,342	2,026,631
Net Assets	$51,485,211	$75,564,099	$49,514,964	$23,441,816

Net Assets	$51,485,211	$75,564,099	$49,514,964	$23,441,816
Shares of beneficial interest outstanding	6,391,083	9,149,515	6,460,043	1,865,283
Net Asset Value and redemption price per share	$8.06	$8.26	$7.66	$12.57

See accompanying Notes to Financial Statements.

7

Ultra Series Fund | December 31, 2016

Statements of Operations for the Year Ended December 31, 2016

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Investment Income:
Interest	$1,146	$1,748	$1,720	$1,220
Dividends
Unaffiliated issuers	930,571	1,465,756	1,008,125	461,490
Total investment income	931,717	1,467,504	1,009,845	462,710
Expenses[1]	–	–	–	–
Net Investment Income	931,717	1,467,504	1,009,845	462,710
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Unaffiliated issuers	188,728	376,190	336,219	26,397
Affiliated issuers[2]	69,677	29,466	(2,215)	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	1,868,171	2,304,846	2,104,127	875,770
Net change in unrealized appreciation (depreciation) on investments
Unaffiliated issuers	1,651,408	6,135,618	4,415,342	2,026,631
Affiliated issuers[2]	(1,809,636)	(4,882,215)	(3,853,021)	(1,428,364)
Net Realized and Unrealized Gain on Investments.	1,968,348	3,963,905	3,000,452	1,500,434
Net Increase in Net Assets from Operations	$2,900,065	$5,431,409	$4,010,297	$1,963,144

[1] See Note 3 for information on expenses.
[2] See Note 8 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

8

Ultra Series Fund | December 31, 2016

Statements of Changes in Net Assets

	Madison Target		Madison Target		Madison Target		Madison Target
	Retirement 2020 Fund		Retirement 2030 Fund		Retirement 2040 Fund		Retirement 2050 Fund
Year Ended December 31,	2016	2015	2016	2015	2016	2015	2016	2015
Net Assets at beginning of period	$52,858,479	$62,086,994	$74,258,209	$84,935,455	$49,576,290	$59,498,853	$21,173,170	$22,798,839
Increase (decrease) in net assets from operations:
Net investment income	931,717	888,754	1,467,504	1,240,982	1,009,845	835,992	462,710	342,254
Net realized gain.	2,126,576	2,551,186	2,710,502	3,567,547	2,438,131	3,420,071	902,167	735,016
Net change in unrealized appreciation (depreciation)	(158,228)	(3,559,651)	1,253,403	(5,368,467)	562,321	(4,671,217)	598,267	(1,250,237)
Net increase (decrease) in net assets from operations	2,900,065	(119,711)	5,431,409	(559,938)	4,010,297	(415,154)	1,963,144	(172,967)
Distributions to shareholders from:
Net investment income	(1,061,413)	(1,232,070)	(1,511,801)	(1,539,158)	(1,162,210)	(1,120,298)	(545,783)	(461,247)
Net realized gains	(1,599,588)	(2,535,543)	(2,146,522)	(3,763,105)	(1,867,444)	(3,435,249)	(713,406)	(623,257)
Total distributions	(2,661,001)	(3,767,613)	(3,658,323)	(5,302,263)	(3,029,654)	(4,555,547)	(1,259,189)	(1,084,504)
Capital Stock transactions:
Shares sold	18,107,940	17,955,487	20,505,495	24,673,115	13,688,202	15,715,878	10,091,461	11,556,097
Issued to shareholders in reinvestment of distributions	2,661,001	3,767,612	3,658,323	5,302,263	3,029,655	4,555,546	1,259,189	1,084,504
Shares redeemed	(22,381,273)	(27,064,290)	(24,631,014)	(34,790,423)	(17,759,826)	(25,223,286)	(9,785,959)	(13,008,799)
Total increase (decrease) from capital stock transactions	(1,612,332)	(5,341,191)	(467,196)	(4,815,045)	(1,041,969)	(4,951,862)	1,564,691	(368,198)
Total increase (decrease) in net assets	(1,373,268)	(9,228,515)	1,305,890	(10,677,246)	(61,326)	(9,922,563)	2,268,646	(1,625,669)
Net Assets at end of period	$51,485,211	$52,858,479	$75,564,099	$74,258,209	$49,514,964	$49,576,290	$23,441,816	$21,173,170
Undistributed net investment income included in net assets	$21,163	$24,470	$30,271	$28,485	$23,264	$22,292	$10,950	$9,234
Capital Share transactions:
Shares sold	2,186,104	2,057,092	2,477,424	2,781,632	1,771,037	1,862,045	808,845	880,973
Issued to shareholders in reinvestment of distributions	330,038	463,651	442,869	648,077	395,172	597,134	100,210	88,680
Shares redeemed	(2,699,257)	(3,103,891)	(2,957,998)	(3,929,355)	(2,285,451)	(2,987,668)	(781,090)	(990,668)
Net increase (decrease) from capital share transactions	(183,115)	(583,148)	(37,705)	(499,646)	(119,242)	(528,489)	127,965	(21,015)

See accompanying Notes to Financial Statements.

9

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$8.04	$8.67	$8.76	$8.31	$7.82
Income from Investment Operations:
Net investment income[1]	0.15	0.13	0.19	0.21	0.24
Net realized and unrealized gain (loss) on investments	0.32	(0.15)	0.42	0.70	0.53
Total from investment operations	0.47	(0.02)	0.61	0.91	0.77
Less Distributions From:
Net investment income	(0.18)	(0.20)	(0.24)	(0.22)	(0.25)
Capital gains	(0.27)	(0.41)	(0.46)	(0.24)	(0.03)
Total distributions	(0.45)	(0.61)	(0.70)	(0.46)	(0.28)
Net increase (decrease) in net asset value	0.02	(0.63)	(0.09)	0.45	0.49
Net Asset Value at end of period	$8.06	$8.04	$8.67	$8.76	$8.31
Total Return (%)[2]	5.68	(0.34)	7.11	10.94	9.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$51,485	$52,858	$62,087	$70,472	$56,607
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00[4]	0.00[3,4]	0.30	0.30	0.30
After reimbursement of expenses by Adviser (%)	0.00[4]	0.00[3,4]	0.21[5]	0.30	0.30
Ratio of net investment income to average net assets (%)	1.80[4]	1.51[4]	2.08	2.37	2.96
Portfolio turnover (%)[6]	7	7	142	167	90

MADISON TARGET RETIREMENT 2030 FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$8.08	$8.77	$8.92	$8.04	$7.49
Income from Investment Operations:
Net investment income[1]	0.16	0.13	0.18	0.19	0.23
Net realized and unrealized gain (loss) on investments	0.44	(0.21)	0.54	1.13	0.60
Total from investment operations	0.60	(0.08)	0.72	1.32	0.83
Less Distributions From:
Net investment income	(0.17)	(0.18)	(0.22)	(0.18)	(0.22)
Capital gains	(0.25)	(0.43)	(0.65)	(0.26)	(0.06)
Total distributions	(0.42)	(0.61)	(0.87)	(0.44)	(0.28)
Net increase (decrease) in net asset value	0.18	(0.69)	(0.15)	0.88	0.55
Net Asset Value at end of period	$8.26	$8.08	$8.77	$8.92	$8.04
Total Return (%)[2]	7.35	(0.86)	8.06	16.56	11.05
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$75,564	$74,258	$84,935	$93,187	$68,009
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00[3,4]	0.00[3,4]	0.30	0.30	0.30
After reimbursement of expenses by Adviser (%)	0.00[3,4]	0.00[3,4]	0.21[5]	0.30	0.30
Ratio of net investment income to average net assets (%)	1.95[4]	1.51[4]	1.98	2.16	2.84
Portfolio turnover (%)[6]	6	7	103	136	86

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amounts represent less than 0.01%.
[4]	Amount does not include income or expenses of the underlying Target Date Fund, nor the underlying expenses of the funds held by the Target Date Fund. See Note 1 for an explanation of the Fund organizational structure and current prospectus for more complete information regarding the charges and expenses of the Fund.
[5]	Amount includes fees waived by the adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

10

Ultra Series Fund | December 31, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$7.54	$8.37	$8.68	$7.61	$7.06
Income from Investment Operations:
Net investment income[1]	0.16	0.13	0.17	0.17	0.20
Net realized and unrealized gain (loss) on investments	0.46	(0.20)	0.55	1.32	0.61
Total from investment operations	0.62	(0.07)	0.72	1.49	0.81
Less Distributions From:
Net investment income	(0.19)	(0.19)	(0.22)	(0.16)	(0.19)
Capital gains	(0.31)	(0.57)	(0.81)	(0.26)	(0.07)
Total distributions	(0.50)	(0.76)	(1.03)	(0.42)	(0.26)
Net increase (decrease) in net asset value	0.12	(0.83)	(0.31)	1.07	0.55
Net Asset Value at end of period	$7.66	$7.54	$8.37	$8.68	$7.61
Total Return (%)[2]	8.31	(1.01)	8.27	19.63	11.42
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,515	$49,576	$59,499	$68,917	$49,269
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00[3,4]	0.00[3,4]	0.30	0.30	0.30
After reimbursement of expenses by Adviser (%)	0.00[3,4]	0.00[3,4]	0.21[5]	0.30	0.30
Ratio of net investment income to average net assets (%)	2.01[4]	1.52[4]	1.95	2.01	2.65
Portfolio turnover (%)[6]	7	8	108	151	101

MADISON TARGET RETIREMENT 2050 FUND
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$12.19	$12.97	$12.78	$10.69	$9.75
Income from Investment Operations:
Net investment income[2]	0.26	0.21	0.27	0.24	0.30
Net realized and unrealized gain (loss) on investments	0.84	(0.33)	0.82	2.19	0.89
Total from investment operations	1.10	(0.12)	1.09	2.43	1.19
Less Distributions From:
Net investment income	(0.31)	(0.28)	(0.27)	(0.18)	(0.21)
Capital gains	(0.41)	(0.38)	(0.63)	(0.16)	(0.04)
Total distributions	(0.72)	(0.66)	(0.90)	(0.34)	(0.25)
Net increase (decrease) in net asset value	0.38	(0.78)	0.19	2.09	0.94
Net Asset Value at end of period	$12.57	$12.19	$12.97	$12.78	$10.69
Total Return(%)[3]	8.97	(0.91)	8.51	22.78	12.12
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,442	$21,173	$22,799	$18,123	$7,160
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.00[3,4]	0.00[3,4]	0.30	0.30	0.30
After reimbursement of expenses by Adviser (%)	0.00[3,4]	0.00[3,4]	0.20[5]	0.30	0.30
Ratio of net investment income to average net assets (%)	2.08[4]	1.57[4]	2.02	1.98	2.90
Portfolio turnover (%)[9]	6	13	133	215	86

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Amounts represent less than 0.01%.
[4]	Amount does not include income or expenses of the underlying Target Date Fund, nor the underlying expenses of the funds held by the Target Date Fund. See Note 1 for an explanation of the Fund organizational structure and current prospectus for more complete information regarding the charges and expenses of the Fund.
[5]	Amount includes fees waived by the adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

11

Ultra Series Fund | December 31, 2016

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the investment company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 14 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds currently reporting within this book at the end of the period were the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds” or “Ultra Series Madison Target Retirement Funds” or “USF Target Date Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. The Target Date Funds only offer a single class of shares, Class I shares. The shares represent an interest in the assets of the respective Fund and identical voting, dividend, liquidation and other rights, and its proportional share of Fund level expenses. Shares are offered to the Group Variable Annuity Separate Accounts (“GVA Separate Accounts”) of CMFG Life Insurance Company (“CMFG Life”). The purchase of shares of the USF Target Date Funds is limited to separate accounts of insurance companies that exclusively support variable contracts that qualify as pension plan contracts under section 818(a) of the Internal Revenue Code (the “Code”). The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”).

Previously, the Ultra Series Madison Target Retirement Funds aimed to achieve their investment objectives by investing in the shares of the corresponding Madison Funds Target Retirement Fund series, other than cash required to process shareholder transactions. As of August 22, 2016 the Madison Funds Target Retirement Fund series were reorganized into the Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio, respectively (collectively, the “GS Target Date Portfolios”), each a newly formed “shell” series of the Goldman Sachs Trust II.

The GS Target Date Portfolios’ principal investment objectives and strategies are substantially similar to those of the corresponding predecessor Madison Funds Target Retirement Fund. Goldman Sachs Asset Management, L.P. serves as the investment adviser of the GS Target Date Portfolios, and Madison Asset Management, LLC, serves as the subadviser of the GS Target Date Portfolios. The predecessor Madison Funds Target Retirement Funds’ portfolio managers continue to manage the GS Target Date Portfolios.

As of December 31, 2016, the Ultra Series Madison Target Retirement 2020 Fund owned approximately 92.39% of the respective Goldman Sachs Target Date 2020 Portfolio, the Ultra Series Madison Target Retirement 2030 Fund owned approximately 95.57% of the respective Goldman Sachs Target Date 2030 Portfolio, the Ultra Series Madison Target Retirement 2040 Fund owned approximately 98.41% of the respective Goldman Sachs Target Date 2040 Portfolio, and the Ultra Series Madison Target Retirement 2050 Fund owned approximately 97.92% of the respective Goldman Sachs Target Date 2050 Portfolio. See also Appendix A, page 21 for the Portfolio of Investments, and Appendix B, page 23 for the Statements of Assets and Liabilities for the respective GS Target Date Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price.

Investments in shares of open-end mutual funds are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”), usually 4:00 p.m. Eastern Standard Time), on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Date Funds primarily invest in Underlying Funds, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the

12

Ultra Series Fund | Notes to the Financial Statements - continued | December 31, 2016

nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to independent fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded in is on holiday.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2016, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended December 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2016, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

13

Ultra Series Fund | Notes to the Financial Statements - continued | December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	12/31/16
Ultra Series Madison Target
Retirement 2020: Goldman Sachs
Target Retirement 2020[1]	$50,547,985	$ –	$ –	$50,547,985

Ultra Series Madison Target
Retirement 2030: Goldman Sachs
Target Retirement 2030[1]	$73,836,157	$ –	$ –	$73,836,157

Ultra Series Madison Target
Retirement 2040: Goldman Sachs
Target Retirement 2040[1]	$48,003,052	$ –	$ –	$48,003,052

Ultra Series Madison Target
Retirement 2050: Goldman Sachs
Target Retirement 2050[1]	$22,324,868	$ –	$ –	$22,324,868

1 Please refer to Appendix A of this report (page 21) for a list of underlying holdings of the GS Target Date Portfolio held by each respective Ultra Series Target Date Fund. For additional information on the underlying funds held by each respective GS Target Date Fund, including shareholder prospectuses and financial reports, please visit the GSAM website at www.GSAMFUNDS.com or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Recently Issued Accounting Pronouncements: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

3. MANAGEMENT AND SERVICES AGREEMENTS AND OTHER EXPENSES

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of each Fund’s average daily net assets. Effective with the launch of the Madison Funds Madison Target Date Funds (see Note 1), the Funds invested substantially all of their assets in these Madison Funds. In order to avoid charging duplicate fees, from August 30, 2014 through December 31, 2014, these fees were waived by the Investment Adviser. The Investment Adviser does not have the right to recoup any of these waived fees. In that same regard, effective January 1, 2015 through August 21, 2016, while each USF Target Date Fund invested substantially all of its assets in the underlying Madison Target Date Fund discussed above, the USF Target Date Funds did not pay any management fees to the Investment Adviser in recognition of the fees paid to the Adviser by the corresponding Madison Funds Madison Target Date Funds to avoid charging duplicate fees. Effective August 22, 2016, Goldman Sachs Asset Management L.P. (“GSAM”), the Investment Adviser of the GS Target Date Portfolios, charges 0.25% of each GS Target Date Portfolios average daily net assets. In order to avoid charging duplicate fees to the USF Target Date Funds, for as long as the USF Target Date Funds invest substantially all of their assets in the corresponding GS Target Date Portfolio, series of Goldman Sachs Trust II, sub-advised by Madison, no management or service fees will be paid by the USF Target Date Funds. This arrangement will remain in effect through at least August 22, 2018, and prior to such date, GSAM may not terminate the arrangements without the approval of the Board of Trustees of the GS Target Date Portfolios.

Services Agreement: The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee, which is calculated daily and paid monthly, at an annual rate of 0.05% of each Fund’s average daily net assets. Effective with the launch of the Goldman Sachs Target Date Portfolios (See Note 1), the Funds invested substantially all of their assets in these Goldman Sachs Target Date Portfolios. Prior to August 21, 2016, the funds invested substantially all their assets in the Madison Funds Madison Target Date Funds. In order to avoid charging duplicate fees, from August 30, 2014 through December 31, 2014, these fees were waived by the Investment Adviser. The Investment Adviser does not have the right to recoup any of these waived fees. In that same regard, effective January 1, 2015 through August 21, 2016, while each USF Target Date Fund invested substantially all of its assets in the underlying Madison Target Date Fund discussed above, the USF Target Date Funds did not pay any service fees to the Investment Adviser in recognition of the fees paid to the Adviser by the corresponding Madison Funds Madison Target Date Funds to avoid charging duplicate fees. Effective August 22, 2016, GSAM has agreed to limit its fees and expenses (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.05% of each GS Target Date Portfolio’s average daily net assets.

Other Expenses: In addition to the fees described above, the Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, overdrafts, any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board may change trustee fees paid at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2016, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

Fund	Purchases	Sales
Ultra Series Madison Target Retirement 2020	$3,798,742	$4,822,451
Ultra Series Madison Target Retirement 2030	4,770,602	5,582,867
Ultra Series Madison Target Retirement 2040	3,662,252	4,935,868
Ultra Series Madison Target Retirement 2050	2,587,260	1,195,573

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2016. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2013 through December 31, 2016.

14

Ultra Series Fund | Notes to the Financial Statements - continued | December 31, 2016

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2016	2015	2016	2015
Ultra Series Madison Target Retirement 2020	$1,063,482	$1,795,008	$1,597,519	$1,972,605
Ultra Series Madison Target Retirement 2030	1,511,801	1,972,507	2,146,522	3,329,756
Ultra Series Madison Target Retirement 2040	1,168,014	1,717,851	1,861,640	2,837,696
Ultra Series Madison Target Retirement 2050	547,497	542,952	711,692	541,552

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Ultra Series Madison Target Retirement 2020	$21,163	$31,656
Ultra Series Madison Target Retirement 2030	30,272	42,163
Ultra Series Madison Target Retirement 2040	23,264	36,922
Ultra Series Madison Target Retirement 2050	10,950	14,303

For federal income tax purposes, the Target Date Funds did not have capital loss carryforwards as of December 31, 2016.

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended December 31, 2016, none of the Funds elected to defer late-year losses.

For the year ended December 31, 2016, there were no capital losses utilized for the Target Date Funds.

At December 31, 2016, the aggregate gross unrealized appreciation/depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Ultra Series Madison Target Retirement 2020	$1,651,408	$ –	$1,651,408
Ultra Series Madison Target Retirement 2030	6,135,618	–	6,135,618
Ultra Series Madison Target Retirement 2040	4,415,342	–	4,415,342
Ultra Series Madison Target Retirement 2050	2,026,631	–	2,026,631

Reclassification Adjustments: Paid-in capital, undistributed net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to distribution re-designations from investments in other regulated investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2016, reclassifications were recorded as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
Fund	Income (Loss)	Gain (Loss)
Ultra Series Madison Target Retirement 2020	$126,389	$(126,389)
Ultra Series Madison Target Retirement 2030	46,083	(46,083)
Ultra Series Madison Target Retirement 2040	153,337	(153,337)
Ultra Series Madison Target Retirement 2050	84,789	(84,789)

7. INVESTMENT RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Target Date Funds are fund of funds, meaning that they invest primarily in the shares of the GS Target Date Portfolios, including exchange traded funds (“ETFs”). Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the GS Target Date Portfolios in which it invests; and the GS Target Date Portfolio’s performance, in turn, depends on the particular securities in which that Fund invests and the expenses of that Fund. Accordingly, these Funds are subject to the risks of the GS Target Date Portfolios in direct proportion to the allocation of their respective assets among the Funds.

Additionally, the Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the underlying fund selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These system, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cyber security breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

15

Ultra Series Funds | Notes to the Financial Statements - concluded | December 31, 2016

8. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2016 are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company. A summary of the transactions with each affiliated underlying fund as of December 31, 2016, follows:

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Master Fund	12/31/15	Additions	Sales	12/31/16	12/31/16	Gain (Loss)	Received[1]
Ultra Series Madison Target Retirement 2020 Fund
Madison Funds: Madison Target Retirement 2020 Fund Class R6	5,469,874	–	(5,469,874)	–	$ –	$ 69,677	$ –
Totals					$ –	$ 69,677	$ –
Ultra Series Madison Target Retirement 2030 Fund
Madison Funds: Madison Target Retirement 2030 Fund Class R6	7,882,221	–	(7,882,221)	–	$ –	$ 29,466	$ –
Totals					$ –	$ 29,466	$ –
Ultra Series Madison Target Retirement 2040 Fund
Madison Funds: Madison Target Retirement 2040 Fund Class R6	5,322,370	58,761	(5,381,131)	–	$ –	$ (2,215)	$ –
Totals					$ –	$ (2,215)	$ –
Ultra Series Madison Target Retirement 2050 Fund
Madison Funds: Madison Target Retirement 2050 Fund Class R6	2,188,418	101,374	(2,289,792)	–	$ –	$ –	$ –
Totals					$ –	$ –	$ –
[1] Distributions received include distributions from net investment income and from capital gains from the underlying funds.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

16

Ultra Series Fund | December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, each a portfolio constituting Ultra Series Fund (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Ultra Series Fund as of December 31, 2016, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Milwaukee, WI
February 22, 2017

17

Ultra Series Fund | December 31, 2016

Other Information (unaudited)

SUMMARY OF BOARD’S ANNUAL APPROVAL PROCESS AND CONSIDERATIONS

The Board of Trustees reviewed a variety of materials provided by the Adviser and Subadvisers in connection with the Board’s consideration of the renewal of the Trust’s Investment Advisory Agreement with the Investment Adviser and the sub-advisory contracts with the applicable Subadvisers at an in-person meeting of the Board held in July 2016. The following summarizes the Board’s process and considerations during that meeting.

In evaluating the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered a variety of information relating to each Fund, the Adviser and the applicable Subadvisers. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s and applicable Subadviser’s personnel.

The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement and Sub-Advisory Agreements with respect to the Funds. Prior to voting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement and Sub-Advisory Agreements with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement and Sub-Advisory Agreements, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Adviser and, as applicable, the Subadviser, including the personnel providing such services; comparative performance, fee and expense information for each Fund; the profitability of each Fund to the Adviser and its affiliates; the direct and indirect benefits, if any, derived by the Adviser, Subadviser and their affiliates from their relationship with a Fund; economies of scale; and the Adviser’s and, as applicable, the Subadviser’s performance of substantially similar duties for other clients with similar investment strategies.

With regard to the nature, extent and quality of the services provided by the Adviser and each Subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable Subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each Subadviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each Fund’s investment objectives under various market scenarios.

The Board discussed the various administrative services provided directly by the Adviser. The Board took into account that the services provided by the Adviser included arranging for third-party service providers to provide all necessary Fund administration as well as ongoing monitoring of any Subadvisers to Fund portfolios.

Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided to the Fund were satisfactory.

With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed with the Adviser the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. They discussed with the Adviser the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context.

They reviewed with the Adviser both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous portfolio managers to any Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that it reviews on a quarterly basis detailed information about investment performance results, portfolio composition and investment strategies. The Board and the portfolio managers discussed the Funds that adhere to the Adviser’s “participate and protect” investment philosophy and, recognizing that this is a conservative investment philosophy, the portfolio managers explained that individual Fund performance indicative of the strategy may be reflected in relative underperformance during periods of high risk market environments, such as the recent market environment. The Board performed this review in connection with the Adviser and each Subadviser that manages a sub-advised Fund portfolio. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. With regard to the equity Funds, the Board noted relative outperformance of the Large Cap Value Fund, Mid Cap Fund and Small Cap Fund for the one-year period compared to their respective benchmarks. Regarding the Allocation Funds, the Board noted the risk-adjusted performance of all three allocation Funds rank in the top quartile over the trailing five year period. With regard to fixed-income Funds, the Board considered each Fund’s relatively conservative investment philosophy and high-quality bias during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. For example, the Board took into account that the Core Bond Fund held more conservative shorter duration exposure than their respective benchmarks for the period, resulting in that Fund’s relative underperformance. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes the Morningstar categories the Funds fall into do not precisely match a Fund’s investment strategy and philosophy. Based on their review, the Independent Trustees determined that, given the totality of the above factors and considerations, each Fund’s investment performance had been satisfactory.

With regard to the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund portfolio’s peer group with similar investment objectives. The Board reviewed these matters in connection with the Adviser and each Subadviser that manages a sub-advised Fund portfolio. Based on their review, the Independent Trustees concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided. Because the Adviser pays the unaffiliated Subadvisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the cost of services to be provided and the profits to be realized by the unaffiliated Subadvisers were not material factors in the Board’s deliberations.

The Board noted that the Adviser or its affiliates, and, as applicable, each sub-adviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective Subadviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees

18

Ultra Series Funds | Other Information (unaudited) - continued | December 31, 2016

into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser (or Subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Subadviser, if applicable) may act as either investment adviser or Subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board also noted the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Subadviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees reviewed each Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: (1) an advisory fee and a capped administrative “services” expense for the Target Retirement Date Funds, and (2) for the remaining series of the Trust, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee (“Unitary Fee”). The Board reviewed total expense ratios paid by other funds with similar investment strategies, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Funds were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Funds pursuant to its administrative services agreement with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees, in the case of the Target Retirement Date Funds, or in excess of the Unitary Fee, in the case of the remaining series, are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides services to the Trust’s “Fund-of-Funds” that are in addition to, rather than duplicative of, the services the Adviser (or its affiliates) provides to the underlying mutual funds in which each such Fund-of-Funds invests.

In reviewing costs and profits, the Board noted that for some smaller Fund portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. As a result, the Trustees took into account that although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under Investment Advisory (Unitary Fee) and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving fees (pursuant to its investment management agreement, with respect to the Conservative, Moderate and Aggressive Allocation Funds). The Board also recognized that the Adviser had arranged for the fees to be capped for the Target Retirement Date Funds. Based on their review, the Independent Trustees concluded that the fee arrangements and waivers (as applicable) were acceptable. Because the Adviser pays the unaffiliated Subadvisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale in the unaffiliated Subadvisers’ management of the sub-advised Funds to be a material factor in its consideration.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on their review, the Independent Trustees concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously outside of the presence of management and had reviewed the written contract renewal materials provided by the Adviser and applicable Subadvisers. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the sub- advisers, and representatives of the Adviser and Subadvisers, respectively, discussed with the Independent Trustees each of those additional inquiries.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that each Fund’s advisory fees (including applicable sub-advisory fees) are reasonable for such Fund and that the renewal of the Investment Advisory Agreement (including Unitary Fee) and, as applicable, the Sub-Advisory Agreement with respect to such Fund are in the best interests of such Fund and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by certain Funds. Advisory personnel directed the Board to the written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but may indirectly (see Note 3) incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2016. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half fiscal year period).

19

Ultra Series Funds | Other Information (unaudited) - continued | December 31, 2016

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio[1]	During Period[1]
Ultra Series Target Retirement
2020 Fund	$1,000	$1,009.40	0.31%	$1.58
Ultra Series Target Retirement
2030 Fund	1,000	1,031.50	0.31%	$1.58
Ultra Series Target Retirement
2040 Fund	1,000	1,042.90	0.31%	$1.58
Ultra Series Target Retirement
2050 Fund	1,000	1,053.70	0.31%	$1.58

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Beginning	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio[1]	During Period[1]
Ultra Series Target Retirement
2020 Fund	$1,000	$1,025.14	0.31%	$1.58
Ultra Series Target Retirement
2030 Fund	1,000	$1,025.14	0.31%	$1.58
Ultra Series Target Retirement
2040 Fund	1,000	$1,025.14	0.31%	$1.58
Ultra Series Target Retirement
2050 Fund	1,000	$1,025.14	0.31%	$1.58

1 Amounts include expenses of the underlying Target Date Fund, and the underlying expense of the funds held by the Target Date Fund. See Note 1 for an explanation of the Fund organizational structure, Note 3 for a description of the expense structure, and the current prospectus for more complete information regarding the charges and expenses of the Target Date Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the group variable annuity contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.

More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management‘s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Corporate Dividends Received Deduction: For the taxable year ended December 31, 2016, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage
Ultra Series Madison Target Retirement 2020 Fund	17.36%
Ultra Series Madison Target Retirement 2030 Fund	31.11%
Ultra Series Madison Target Retirement 2040 Fund	29.30%
Ultra Series Madison Target Retirement 2050 Fund	30.12%

RESULTS OF SHAREHOLDER VOTE

On August 17, 2016, the shareholders of each Ultra Series (“USF”) Target Retirement Fund voted to instruct each respective USF Target Retirement Fund to approve the reorganization of Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund series of the Madison Funds into the Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio, respectively, each a newly formed “shell” series of the Goldman Sachs Trust II. The reorganizations were approved by the shareholders of each respective USF Target Retirement Fund at a special joint meeting of the USF Target Retirement Funds’ shareholders on August 17, 2016. The proxy vote totals were as follows:

	For	Against/Withhold	Abstain
USF Madison Target Retirement 2020 Fund	4,581,338	198,570	899,266
USF Madison Target Retirement 2030 Fund	7,622,210	19,050	485,848
USF Madison Target Retirement 2040 Fund	5,162,505	3,442	191,297
USF Madison Target Retirement 2050 Fund	2,182,522	19,829	99,940

The reorganization occurred after the close of business on August 19, 2016.

20

Ultra Series Funds | Other Information (unaudited) - continued | December 31, 2016

APPENDIX A: GOLDMAN SACHS FUNDS: GOLDMAN SACHS TARGET DATE PORTFOLIOS SCHEDULES OF INVESTMENTS - Target Date Funds (unaudited) - December 31, 2016

Goldman Sachs Target Date 2020 Portfolio Schedule of Investments1

	Shares	Value
EXCHANGE TRADED FUNDS - 96.3%
Alternative Funds* - 2.0%
PowerShares DB Gold Fund	29,637	$1,097,458

Bond Funds – 63.7%
iShares 20+ Year Treasury Bond ETF	11,513	1,371,544
iShares 3-7 Year Treasury Bond ETF	40,290	4,935,928
iShares 7-10 Year Treasury Bond ETF	57,574	6,034,907
iShares TIPS Bond ETF	43,650	4,939,871
RidgeWorth Seix Floating Rate High Income Fund	532,900	4,662,871
Vanguard Intermediate-Term Corporate Bond ETF	19,219	1,647,068
Vanguard Long-Term Corporate Bond ETF	12,297	1,098,737
Vanguard Short-Term Corporate Bond ETF	79,520	6,311,502
Vanguard Short-Term Inflation-Protected Securities ETF	78,134	3,841,067
		34,843,495
Foreign Stock Funds - 7.7%
iShares Edge MSCI Minimum Volatility EAFE ETF	12,379	757,843
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	5,576	272,722
iShares MSCI United Kingdom ETF	8,964	275,105
Vanguard FTSE All-World ex-U.S. ETF	46,573	2,057,595
WisdomTree Europe Hedged Equity Fund	7,190	412,706
WisdomTree Japan Hedged Equity Fund	8,302	411,281
		4,187,252
Stock Funds - 22.9%
Energy Select Sector SPDR Fund	3,630	273,412
Industrial Select Sector SPDR Fund	4,383	272,710
iShares Core S&P 500 ETF	25,635	5,767,619
iShares Core S&P Mid-Cap ETF	8,268	1,367,031
PowerShares Buyback Achievers Portfolio	15,012	757,506
Schwab U.S. Dividend Equity ETF	25,213	1,098,530
SPDR S&P Regional Banking ETF	19,743	1,097,119
Vanguard Growth ETF	8,621	961,069
Vanguard Health Care ETF	3,233	409,847
Vanguard Information Technology ETF	4,518	548,937
		12,553,780
TOTAL INVESTMENTS - 96.3% (Cost $51,057,977)		52,681,985
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.7%		2,030,200
NET ASSETS - 100.0%		$54,712,185

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
[1] Calculated on a cash basis.
* Non-income producing.security
Investment Abbreviations:
ETF - Exchange Traded Fund.
For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

Goldman Sachs Target Date 2030 Portfolio Schedule of Investments1

	Shares	Value)
EXCHANGE TRADED FUNDS - 95.5%
Alternative Funds* – 2.0%
PowerShares DB Gold Fund	41,731	$1,545,299

Bond Funds - 36.0%
iShares 20+ Year Treasury Bond ETF	16,200	1,929,906
iShares 3-7 Year Treasury Bond ETF	21,999	2,695,097
iShares 7-10 Year Treasury Bond ETF	66,329	6,952,606
iShares TIPS Bond ETF	47,805	5,410,092
RidgeWorth Seix Floating Rate High Income Fund	485,968	4,252,224
Vanguard Intermediate-Term Corporate Bond ETF	4,522	387,535
Vanguard Short-Term Corporate Bond ETF	63,288	5,023,169
Vanguard Short-Term Inflation-Protected Securities ETF	23,605	1,160,422
		27,811,051
Foreign Stock Funds - 14.0%
iShares Edge MSCI Minimum Volatility EAFE ETF	31,578	1,933,205
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	7,860	384,432
iShares MSCI Canada ETF	22,131	578,726
iShares MSCI United Kingdom ETF	18,967	582,097
Vanguard FTSE All-World ex-U.S. ETF	109,298	4,828,786
Vanguard FTSE Emerging Markets ETF	10,727	383,812
Vanguard FTSE Europe ETF	12,100	580,074
WisdomTree Europe Hedged Equity Fund	10,096	579,510
WisdomTree Japan Hedged Equity Fund	19,557	968,854
		10,819,496
Stock Funds - 43.5%
Energy Select Sector SPDR Fund	7,690	579,211
Industrial Select Sector SPDR Fund	9,315	579,579
iShares Core S&P 500 ETF	79,034	17,781,860
iShares Core S&P Mid-Cap ETF	25,633	4,238,160
PowerShares Buyback Achievers Portfolio	34,463	1,739,003
Schwab U.S. Dividend Equity ETF	44,377	1,933,506
SPDR S&P Homebuilders ETF	11,393	385,653
SPDR S&P Regional Banking ETF	31,275	1,737,952
VanEck Vectors Agribusiness ETF	15,096	775,029
Vanguard Growth ETF	12,140	1,353,367
Vanguard Health Care ETF	7,627	966,875
Vanguard Information Technology ETF	12,723	1,545,844
		33,616,039
TOTAL EXCHANGE TRADED FUNDS (Cost $69,972,685)		73,791,885
INVESTMENT COMPANIES - 0.5%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
(Cost $340,213)	25,259	384,701
TOTAL INVESTMENTS - 96.0% (Cost $70,312,898)		74,176,586
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.0%		3,083,272
NET ASSETS - 100.0%		$77,259,858

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
[1] Calculated on a cash basis.
* Non-income producing.security
Investment Abbreviations:
ETF - Exchange Traded Fund.
For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

See accompanying Notes to Financial Statements.

21

Ultra Series Funds | Other Information (unaudited) - continued | December 31, 2016

Goldman Sachs Target Date 2040 Portfolio Schedule of Investments1

	Shares	Value
EXCHANGE TRADED FUNDS - 95.3%
Alternative Funds* - 2.0%
PowerShares DB Gold Fund	26,425	$978,518

Bond Funds – 26.1%
iShares 20+ Year Treasury Bond ETF	10,258	1,222,036
iShares 3-7 Year Treasury Bond ETF	9,939	1,217,627
iShares 7-10 Year Treasury Bond ETF	35,001	3,668,805
iShares TIPS Bond ETF	19,460	2,202,288
RidgeWorth Seix Floating Rate High Income Fund	252,077	2,205,671
Vanguard Short-Term Corporate Bond ETF	21,579	1,712,725
Vanguard Short-Term Inflation-Protected Securities ETF	9,968	490,027
		12,719,179
Foreign Stock Funds - 16.5%
iShares Edge MSCI Minimum Volatility EAFE ETF	23,995	1,468,974
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	7,502	366,923
iShares MSCI Canada ETF	18,697	488,927
iShares MSCI United Kingdom ETF	12,015	368,740
Vanguard FTSE All-World ex-U.S. ETF	71,979	3,180,032
Vanguard FTSE Emerging Markets ETF	6,832	244,449
Vanguard FTSE Europe ETF	12,770	612,194
WisdomTree Europe Hedged Equity Fund	8,522	489,163
WisdomTree Japan Hedged Equity Fund	17,271	855,605
		8,075,007
Stock Funds - 50.7%
Energy Select Sector SPDR Fund	4,870	366,808
Industrial Select Sector SPDR Fund	7,865	489,360
iShares Core S&P 500 ETF†	56,599	12,734,209
iShares Core S&P Mid-Cap ETF	19,167	3,169,072
PowerShares Buyback Achievers Portfolio	24,248	1,223,554
Schwab U.S. Dividend Equity ETF	33,721	1,469,224
SPDR S&P Homebuilders ETF	7,214	244,194
SPDR S&P Regional Banking ETF	24,205	1,345,072
VanEck Vectors Agribusiness ETF	9,545	490,040
Vanguard Growth ETF	10,982	1,224,273
Vanguard Health Care ETF	5,795	734,632
Vanguard Information Technology ETF	10,071	1,223,627
		24,714,065
TOTAL EXCHANGE TRADED FUNDS (Cost $43,491,521)		46,486,769
INVESTMENT COMPANIES - 1.0%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
(Cost $363,474)	31,990	487,205
TOTAL INVESTMENTS - 96.3% (Cost $43,854,995)		46,973,974
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.7%		1,804,863
NET ASSETS - 100.0%		$48,778,837

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
[1] Calculated on a cash basis.
* Non-income producing.security
† The annual report and prospectus for the iShares Core S&P 500 ETF Trust can be found at: https://www.ishares.com/us/library
Investment Abbreviations:
ETF - Exchange Traded Fund.
For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

Goldman Sachs Target Date 2050 Portfolio Schedule of Investments1

	Shares	Value
EXCHANGE TRADED FUNDS - 95.6%
Alternative Funds* - 2.0%
PowerShares DB Gold Fund	12,393	$458,913

Bond Funds - 16.1%
iShares 20+ Year Treasury Bond ETF	4,808	572,777
iShares 3-7 Year Treasury Bond ETF	3,725	456,350
iShares 7-10 Year Treasury Bond ETF	12,038	1,261,823
iShares TIPS Bond ETF	4,056	459,018
RidgeWorth Seix Floating Rate High Income Fund	65,702	574,889
Vanguard Short-Term Corporate Bond ETF	4,338	344,307
		3,669,164
Foreign Stock Funds - 19.1%
iShares Edge MSCI Minimum Volatility EAFE ETF	13,129	803,757
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	4,691	229,437
iShares MSCI Canada ETF	8,787	229,780
iShares MSCI United Kingdom ETF	7,510	230,482
Vanguard FTSE All-World ex-U.S. ETF	35,057	1,548,818
Vanguard FTSE Emerging Markets ETF	4,807	171,994
Vanguard FTSE Europe ETF	8,385	401,977
WisdomTree Europe Hedged Equity Fund	3,999	229,543
WisdomTree Japan Hedged Equity Fund	10,417	516,058
		4,361,846
Stock Funds - 58.4%
Energy Select Sector SPDR Fund	3,045	229,349
Industrial Select Sector SPDR Fund	3,689	229,529
iShares Core S&P 500 ETF†	29,608	6,661,504
iShares Core S&P Mid-Cap ETF	10,373	1,715,072
PowerShares Buyback Achievers Portfolio	14,784	746,001
Schwab U.S. Dividend Equity ETF	21,087	918,761
SPDR S&P Homebuilders ETF	3,384	114,548
SPDR S&P Regional Banking ETF	13,417	745,583
VanEck Vectors Agribusiness ETF	4,474	229,695
Vanguard Growth ETF	6,181	689,058
Vanguard Health Care ETF	3,171	401,988
Vanguard Information Technology ETF	5,196	631,314
		13,312,402
TOTAL EXCHANGE TRADED FUNDS (Cost $20,039,523)		21,802,325
INVESTMENT COMPANIES - 1.0%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
(Cost $159,481)	15,003	228,503
TOTAL INVESTMENTS - 96.6% (Cost $20,199,004)		22,030,828
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%		768,829
NET ASSETS - 100.0%		$22,799,657

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
[1] Calculated on a cash basis.
* Non-income producing.security
† The annual report and prospectus for the iShares Core S&P 500 ETF Trust can be found at: https://www.ishares.com/us/library
Investment Abbreviations:
ETF - Exchange Traded Fund.
For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

See accompanying Notes to Financial Statements.

22

Ultra Series Funds | Other Information (unaudited) - concluded | December 31, 2016

APPENDIX B: GOLDMAN SACHS FUNDS: GOLDMAN SACHS TARGET DATE FUNDS STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

	Target Date	Target Date	Target Date	Target Date
	2020 Portfolio	2030 Portfolio	2040 Portfolio	2050 Portfolio
Assets:
Investments, at value (cost $51,057,977, $70,312,898, $43,854,995 and $20,199,004)	$52,681,985	$74,176,586	$46,973,974	$22,030,828
Cash	2,304,330	3,327,983	2,131,053	1,097,046
Investments sold	2,720,507	1,393,282	990,559	427,255
Reimbursement from investment adviser	74,360	73,568	73,829	74,567
Receivables:
Fund shares sold	2,340	163,793	14,352	4,886
Other assets	5,669	7,925	5,160	2,508
Total assets	57,789,191	79,143,137	50,188,927	23,637,090

Liabilities:
Payables:
Investments purchased	2,839,837	1,636,967	1,174,541	614,228
Management fees	11,445	16,206	10,337	4,786
Distribution and Service fees and Transfer Agency fees	931	1,312	843	398
Accrued expenses	224,793	228,794	224,369	218,021
Total liabilities	3,077,006	1,883,279	1,410,090	837,433

Net Assets:
Paid-in capital	52,242,092	70,028,648	43,025,431	20,757,729
Distributions in excess of net investment income.	(4,931)	(8,377)	(4,507)	(3,329)
Accumulated net realized gain	851,016	3,375,899	2,638,934	213,433
Net unrealized gain	1,624,008	3,863,688	3,118,979	1,831,824
NET ASSETS	$54,712,185	$77,259,858	$48,778,837	$22,799,657

Net Assets:
Class A	$9,891	$164,241	$13,006	$10,143
Institutional	9,906	10,029	10,092	10,159
Service	9,887	10,010	10,073	10,139
Class IR	9,900	10,022	10,086	10,152
Class R	9,882	10,005	10,067	10,134
Administration	54,662,719	77,055,551	48,725,513	22,748,930
Total Net Assets	$54,712,185	$77,259,858	$48,778,837	$22,799,657

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,052	17,398	1,410	1,062
Institutional	1,054	1,061	1,094	1,063
Service	1,052	1,059	1,092	1,062
Class IR	1,053	1,060	1,093	1,063
Class R	1,051	1,059	1,091	1,061
Administration	5,812,964	8,156,843	5,277,249	2,381,536

Net asset value, offering and redemption price per share:(a)
Class A	$9.40	$9.44	$9.23	$9.55
Institutional	9.40	9.45	9.23	9.55
Service	9.40	9.45	9.23	9.55
Class IR	9.40	9.45	9.23	9.55
Class R	9.40	9.45	9.23	9.55
Administration	9.40	9.45	9.23	9.55

(a) Maximum public offering price per share for Class A Shares of the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios
is $9.95, $9.99, $9.77 and $10.11, respectively.

See accompanying Notes to Financial Statements.

23

Ultra Series Fund | December 31, 2016

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.

Interested Trustees and Officers
			Portfolios Overseen	Other Directorships Held
Name and	Position(s) and Length		in Fund Complex by	by Director/ Trustee
Year of Birth	of Time Served	Principal Occupation(s) During Past Five Years	Director/Trustee[1]	During Past Five Years
Katherine L. Frank2 1960	Trustee and President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Member, Executive Committee and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010	34	Madison Strategic Sector Premium Fund, 2005 - Present;
		Madison Asset Management, LLC (“Madison”), Member, Executive Committee and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010		Madison Funds (18), 2009 - Present
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Member, Executive Committee and Chief Operating Officer, 2010 - Present; President, 1996 - 2010
Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison Funds (18) (mutual funds), President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 - Present

Jay R. Sekelsky 1959	Vice President, 2009 - Present	MIH, Member, Executive Committee and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010	N/A	N/A
Madison, Member, Executive Committee and Chief Investment Officer, 2010 - Present MIA, Member, Executive Committee and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010
Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison Funds (18), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present
Paul A. Lefurgey 1964	Vice President, 2009 - Present	MIH, Chairman - Executive Committee, 2015-Present, Member, Executive Committee and Director of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2005 - 2013; Madison and MIA, Member, Executive Committee and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2010 - 2013 MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005	N/A	N/A
Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Madison Funds (18), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present
Greg D. Hoppe 1969	Treasurer, 2009 - Present	MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison Funds (18),Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 - Present	N/A	N/A
Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007; 2009 - Present	MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006
		Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Madison Funds (18), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012- Present	N/A	N/A
Lisa R. Lange 1969	Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present	MIH, MIA, and Madison, Chief Compliance Officer and Chief Legal Officer, April 2015-Present NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer April 2015-September 2016	N/A	N/A
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary April 2015-Present
Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary April 2015-Present,
Madison Funds (18), Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 -Present
Whyte Hirschboeck Dudek S.C. (law firm), Attorney and Shareholder, 2003-2015
1 As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.
[2]“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Ultra Series Fund.

24

Ultra Series Funds | Trustees and Officers - concluded | December 31, 2016

Independent Trustees

Name and	Position(s) and Length		Portfolios Overseen	Other Directorships Held by Director/ Trustee
Year of Birth	of Time Served[1]	Principal Occupation(s) During Past Five Years	in Fund Complex[2]	During Past Five Years

Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor	34	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012
		Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001		Nerites Corporation (technology company), 2004 - 2013
		Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000		Madison Strategic Sector Premium Fund, 2005 - Present;
				Madison Funds (18), 2009 - Present; Madison Covered Call & Equity Strategy Fund, 2005-Aug 2009, and December 2012 - Present
James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	FirstWeber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	34	Park Bank, 1978 - Present Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (18), 2009 - Present
Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present	34	Forward Service Corporation (employment training non-profit), 2010 - Present

		Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001		StanekTool Corp., 1990 - 2016
				Madison Funds (18), 2005 - Present
				Madison Strategic Sector Premium Fund, 2014 - Present
				Madison Covered Call & Equity Strategy Fund, 2015-Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present	32	Park Nicolet Health Services, 2001 - 2012
		Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012		HealthPartners, 2013 - 2016
		IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-		Madison Funds (18), 2004 - Present
		1997
[1] Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

SEC File Number: 811-04815

25

Goldman Sachs Funds

Annual Report October 31, 2016

Target Date Portfolios
Target Date 2020 Target Date 2025 Target Date 2030 Target Date 2035 Target Date 2040 Target Date 2045 Target Date 2050 Target Date 2055

Goldman Sachs Target Date Portfolios

■  TARGET DATE 2020

■  TARGET DATE 2025

■  TARGET DATE 2030

■  TARGET DATE 2035

■  TARGET DATE 2040

■  TARGET DATE 2045

■  TARGET DATE 2050

■  TARGET DATE 2055

TABLE OF CONTENTS

Market Review	1

Portfolio Management Discussions and
Performance Summaries	7

Schedules of Investments	40

Financial Statements	48

Financial Highlights	58

Notes to Financial Statements	74

Report of Independent Registered Public
Accounting Firm	94

Other Information	95

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Target Date Portfolios

Market Review

During the 12-month period ended October 31, 2016 (the “Reporting Period”), U.S. and emerging markets equities recorded positive returns, while international equities declined. Spread, or non-government bond, sectors posted gains. As explained further below, for certain share classes of Target Date 2020 Portfolio, Target Date 2030 Portfolio, Target Date 2040 Portfolio and Target Date 2050 Portfolio, the Reporting Period is from each class’s inception on August 22, 2016 through October 31, 2016. The Reporting Period for all classes of Target Date 2025 Portfolio, Target Date 2035 Portfolio, Target Date 2045 Portfolio and Target Date 2055 Portfolio is also from their inception on August 22, 2016 through October 31, 2016.

U.S. Equities

Monetary policy and economic data were among the biggest themes dominating the U.S. equity markets during the Reporting Period. After leaving the targeted federal funds rate unchanged at its September and October 2015 policy meetings, the Federal Reserve (“the Fed”) voted unanimously for a 25 basis point interest rate increase in December 2015, a move largely expected by the markets. (A basis point is 1/100th of a percentage point.) However, the fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage the markets. (Dovish language tends to imply lower interest rates; opposite of hawkish.)

At the beginning of 2016, U.S. equities were embroiled in a rout that encompassed the broad global equity market, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. In its January 2016 policy statement, the Fed acknowledged these external risks and tightening financial conditions. U.S. equity markets stabilized in mid-February 2016, as market sentiment improved on the more dovish tone set by global central banks broadly. U.S. equities were also supported by stronger economic data, rallying as the fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two hikes in 2016, down from four. Along with receding global economic concerns, the dovish forecast helped to drive a recovery in U.S. equities.

Market sentiment appeared to remain optimistic in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. However, U.S. equities fell near the end of April 2016, as investors were disappointed by a lack of additional stimulus from the Bank of Japan (“BoJ”) and by first quarter 2016 U.S. GDP growth that was weaker than expected at 0.5%. In May 2016, weaker U.S. payrolls data drove expectations for a Fed hike during June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived market expectations. The Fed ultimately held rates steady and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. During June 2016, investors were focused on the U.K. referendum about whether to leave the European Union. Late in the month, after the surprise “leave” result, popularly known as “Brexit”, U.S. equities declined amid a broad global sell-off. The market later rebounded, owing to improving risk appetite, as investors digested the outcome and on dovish remarks from Bank of England (“BoE”) Governor Mark Carney.

U.S. equities were further buoyed in July 2016 by strong economic data and corporate earnings, though uncertainty generally increased following the Brexit vote. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other hawkish comments from the Fed, Yellen’s speech significantly increased market

1

MARKET REVIEW

expectations of an interest rate hike by year-end 2016, leading to a selloff in U.S. equities. In early September 2016, U.S. equities declined as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extending monetary easing beyond March 2017. However, U.S. equities rebounded after the Fed’s decision to leave interest rates unchanged.

In October 2016, a combination of a hawkish Fed commentary and stronger U.S. economic data heightened market expectations of a December 2016 interest rate hike. Third quarter 2016 U.S. GDP increased at a 2.9% annual rate, higher than consensus expectations and the strongest growth rate in two years.

For the Reporting Period overall, the S&P 500® Index returned 4.51%, with eight of the 11 sectors generating positive returns. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) The utilities and telecommunication services sectors generated double-digit gains, followed by the information technology and consumer staples sectors. The health care, consumer discretionary and financials sectors posted declines.

In terms of market capitalization, large-cap stocks outperformed small-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 4.10% during the Reporting Period. In the style arena, value stocks outperformed growth stocks overall. The Russell 1000® Value Index, representing large-cap value stocks, rose 6.35% during the Reporting Period, while the Russell 1000® Growth Index, representing large-cap growth stocks, returned 2.28%.

International Equities

Divergent monetary policy between international developed market central banks and an increasingly hawkish Fed were key themes at the beginning of the Reporting Period. When the Fed hiked interest rates by 25 basis points in December 2015, the fairly dovish language in the statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment. Meanwhile, the BoJ announced supplementary support for its quantitative and qualitative easing programs in the same month. While the ECB also lowered its deposit rate by 10 basis points and announced an extension of its quantitative easing program at its December 2015 meeting, market reaction was one of disappointment as more had been expected.

International equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January ECB press conference and the BoJ’s introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. During March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including corporate bonds, and unveiling a new series of four-year loans to banks. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain optimistic in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold in April 2016, not making any changes to their monetary policies. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected

2

MARKET REVIEW

first quarter U.S. GDP release and an uneventful Fed meeting during which rates were left unchanged. In May 2016, disappointing U.S. payrolls data drove expectations for a Fed hike in June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived the market-implied probability. Equities rallied toward month-end on anticipation of better economic data, rising oil prices and optimism that the economy could withstand interest rate hikes. Japanese equities also benefited from stronger than expected first quarter 2016 GDP growth and a weaker yen. Markets were dominated in June 2016 by the U.K. referendum on whether to leave the European Union. International equities declined in the global sell-off in late June 2016 following the surprise “leave” result, popularly known as Brexit. Markets later rebounded, amid improving risk appetite, as markets digested the outcome and on dovish remarks from BoE Governor Carney.

International equities rallied strongly in July 2016, buoyed by expectations of easier monetary policy and a rebound in risk appetite, despite the increased uncertainty post Brexit. Sentiment was propped up as BoE Governor Carney hinted at monetary easing during the summer. In August 2016, the BoE delivered, cutting U.K. policy rates by 25 basis points and introducing a significant extension to its quantitative easing program. However, investor concerns about the impending U.S. interest rate hike intensified following a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish Jackson Hole speech. In September 2016, equities fell on the ECB’s lack of commitment to extending monetary easing beyond March 2017. However, there was a subsequent rebound following Fed and BoJ decisions, which markets viewed as generally benign—the Fed left rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (Yield curve indicates the spectrum of maturities within a particular sector.)

In October 2016, ECB minutes stressed a commitment to continued monthly bond-buying of 80 billion euros at least through March 2017, helping to dispel earlier concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit vote was more robust than the consensus expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness of the Japanese yen, as BoJ governor Kuroda stated there was room for further easing if necessary to achieve its 2% inflation target.

During the Reporting Period overall, international equities, as represented by the MSCI® Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® EAFE Index”), posted a return of -3.22%. Materials, industrials, energy, information technology and real estate were the only sectors in the MSCI® EAFE Index to post a positive return. The weakest performing sectors in the MSCI® EAFE Index during the Reporting Period were health care, financials and consumer discretionary.

From a country perspective, Australia and Japan were the only constituents of the MSCI® EAFE Index to post a positive return during the Reporting Period. Italy was the weakest individual country constituent in the MSCI® EAFE Index during the Reporting Period, followed at some distance by the U.K., Ireland and Spain.

Emerging Markets Equities

When the Reporting Period began in November 2015, there was broad emerging market “risk off” sentiment based on a combination of Fed interest rate hike concerns and disappointing macroeconomic data and negative news flow from China. When the Fed finally raised U.S. interest rates by 25 basis points in December 2015, the fairly dovish language in its statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment.

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MARKET REVIEW

Emerging market equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Market sentiment improved in February 2016, and emerging market equities stabilized as global central banks set a more accommodative tone. For example, the BoJ introduced negative interest rates in late January 2016 and the People’s Bank of China resumed quantitative easing, while the Fed released dovish remarks in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and a commodity price rebound, helped to drive a strong recovery in emerging market equities. Notably, the ECB implemented heavy monetary policy easing, cutting its deposit rate to -40 basis points and raising its monthly quantitative easing purchases. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain optimistic in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. The Fed left rates unchanged but expressed less concern about market volatility and global economic growth, opening up the possibility of a June 2016 rate hike. However, global sentiment moderated near the end of April 2016, as the BoJ disappointed markets by not implementing an additional monetary stimulus. Emerging market equities declined in May 2016, as they were affected by hawkish Fed meeting minutes that resulted in U.S. dollar strength against emerging market currencies. Moreover, disappointing April 2016 economic data from China, which indicated a slowdown in both consumption and industrial activity, fueled investor concerns of an economic slowdown within the emerging markets more broadly. Markets around the world were dominated in June 2016 by the U.K.’s referendum decision to leave the European Union, popularly known as Brexit. Emerging market equities shrugged off the initial risk-off response and rebounded quickly, outperforming developed market equities.

In July 2016, emerging market equities were buoyed by rebounding risk appetite and expectations of easier monetary policy following Brexit. Moreover, China’s economic data indicated improving momentum. Emerging market equities continued their ascent in August 2016, as China performed better than consensus expectations on a robust earnings season and on encouraging consumption and industrial data. While investor concerns about an impending U.S. interest rate hike intensified after a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish speech at Jackson Hole, there was limited impact on sentiment toward emerging market equities, which rallied further. In September 2016, emerging market equities maintained their uptrend, as the Fed left interest rates unchanged amidst much anticipation, citing concerns over low inflation. In October 2016, despite the headwinds from a stronger U.S. dollar that resulted from hawkish Fed commentary and strong U.S. economic data, emerging market equities, led by Latin America, outperformed their developed market counterparts.

During the Reporting Period overall, emerging market equities, as measured by the MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “MSCI® EM Index”), generated a return of 9.24%. Energy, materials and information technology were the best performing sectors in the MSCI® EM Index during the Reporting Period. Health care, industrials and telecommunication services were the weakest sectors in the MSCI® EM Index, the only three sectors in the MSCI® EM Index to post negative returns during the Reporting Period.

From a country perspective, Brazil, Hungary, Indonesia and Peru were by a wide margin the best performing individual country constituents of the MSCI® EM Index for the Reporting Period. Conversely, Greece was by far the weakest individual country constituent of the MSCI® EM Index, followed at some distance by Poland, Qatar, Turkey, the Czech Republic and Mexico, which also significantly lagged the MSCI® EM Index during the Reporting Period.

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MARKET REVIEW

Fixed Income Markets

Spread sectors started off the Reporting Period on a positive note, performing well during November and December 2015. Spread sectors then sold off in January 2016 through mid-February 2016. The sell-off was driven by an increase in a number of perceived risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply and concerns about the effect of negative interest rates on the banking system after the BoJ surprised markets by cutting interest rates into negative territory. Some of these risks eased in the second half of the first quarter of 2016, as economic news from China improved, U.S. oil production showed signs of slowing and commodity prices appeared to stabilize. As a result, spread sectors largely retraced their earlier losses by the end of March 2016.

During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Fed’s April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed interest rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, Brexit renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the “leave” vote relatively well, selling off at first but then recovering most of their losses afterwards.

During the third calendar quarter and through the end of the Reporting Period, spread sectors generally advanced. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. However, the Fed’s July 2016 policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 U.S. GDP report that showed growth of 1.2%. In the Eurozone, the ECB kept interest rates unchanged during July 2016. The BoJ, meanwhile, fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In August 2016, the BoE unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged that same month, the European and U.K. credit markets received support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016, and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of an interest rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. During October 2016, the ECB kept monetary policy unchanged and offered little guidance on the possibility of an extension to its asset purchase program. Other central banks, including those in Australia, Canada and Sweden, also kept policy rates unchanged at their October 2016 meetings. In the U.S., the October 2016 non-farm payrolls report indicated 161,000 new jobs

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MARKET REVIEW

were added, below market consensus, although August and September 2016 figures were revised upwards.

The broad U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, generated a return of 4.36% for the Reporting Period overall. High yield corporate bonds and sovereign emerging markets debt outperformed U.S. Treasuries, followed at some distance by investment grade corporate bonds. Commercial mortgage-backed securities, asset-backed securities and agency mortgage-backed securities also outperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as yields on maturities of two years and less edged up and yields on maturities of three years and longer fell. The yield on the bellwether 10-year U.S. Treasury dropped approximately 32 basis points to end the Reporting Period at 1.84%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected the economic growth outlook for the U.S., Japan and China to improve. In the U.S., a strong labor market appeared to be supporting consumption, and a slower pace of monetary policy normalization should, in our view, prevent a sharp tightening of financial conditions. We also believed that positive developments in the manufacturing sector, arising from a decline in inventories as well as a boost in consumer spending due to a strengthening labor market, may further support U.S. economic growth for the rest of 2016. Looking to 2017, we expect President-elect Donald Trump’s administration to pursue tax cuts and increased fiscal spending, which could lead to an acceleration in both U.S. economic growth and inflation. As a result, we believe the Fed is likely to raise interest rates at its December 2016 meeting.

In Japan, we believe the continuation and expansion of the BoJ’s accommodative monetary policy means economic growth could potentially surprise to the upside, though we believe Abenomics is running out of ammunition. (Abenomics refers to the multi-pronged economic program of Japanese Prime Minister Shinzo Abe. It seeks to remedy two decades of economic stagnation by increasing Japan’s money supply, boosting government spending and enacting reforms to make the economy more competitive.) In China, the government’s rapid fiscal policy response to the economic slowdown earlier in 2016 suggests to us that the country’s positive growth impulses are likely to continue in the near term.

In Europe, we expect the ECB to extend its quantitative easing program beyond March 2017, when it is currently scheduled to end, to address a weak economic growth and inflation outlook. We believe Eurozone inflation will likely continue to be disappointing and that economic growth may slow in 2017. While the U.K. appears to have avoided the worst immediate near-term Brexit scenario, we expect additional easing from the BoE in the coming months. Political uncertainty arising from negotiations on issues such as immigration and access to the European Union’s single market are likely, in our view, to provide challenges for the U.K.’s economic outlook, and thus we anticipate weak economic growth in the U.K. during 2017.

In the months ahead, global political uncertainty has the potential to increase market volatility. These uncertainties include the December 2016 Italian referendum on constitutional reform and 2017 elections in Germany and France.

6

PORTFOLIO RESULTS

Goldman Sachs Target Date 2020 Portfolio,
Goldman Sachs Target Date 2030 Portfolio,
Goldman Sachs Target Date 2040 Portfolio and
Goldman Sachs Target Date 2050 Portfolio

Investment Process and Principal Strategies
The Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio (collectively, the “Portfolios”) seek to provide capital appreciation and current income consistent with each respective Portfolio’s current asset allocation. The Portfolios employ asset allocation strategies designed for investors who plan to retire and to begin gradually withdrawing their investment beginning on or around 2020, 2030, 2040 and 2050, respectively (the “Target Dates”). The Portfolios generally seek to achieve their investment objective by investing in shares of exchange-traded funds (“ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy developed by Madison Asset Management, LLC, the sub-adviser, which is unaffiliated with Goldman Sachs Asset Management, L.P., the investment adviser for the Portfolios.

Portfolio Management Discussion and Analysis
Below, the Madison Asset Management, LLC portfolio management team, the Portfolios’ sub-adviser, discusses the Portfolios’ performance and positioning for the 12-month period ended October 31, 2016 (the “Reporting Period”). Effective August 22, 2016, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (each, a “Predecessor Fund”) were reorganized into a corresponding Portfolio. Each Portfolio has assumed the applicable Predecessor Fund’s historical performance. Therefore, the performance information reported below for each Portfolio is the combined performance of the Portfolio and its Predecessor Fund (except for Class A, Institutional, Service, IR and R Shares, which were not offered by the Predecessor Fund).

Q How did the Portfolios perform during the Reporting Period?

A Goldman Sachs Target Date 2020 Portfolio — During the Reporting Period, the Target Date 2020 Portfolio’s Class R6 Shares generated an average annual total return of 3.65%. This compares to the 3.48% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2020 Index (Total Return, Unhedged, USD) during the same period. For the period since their inception on August 22, 2016 through October 31, 2016, the Target Date 2020 Portfolio’s Class A, Institutional, Service, IR, and R Shares generated cumulative total returns of -1.49%, -1.39%, -1.49%, -1.39% and -1.49%, respectively. This compares to the -1.37% cumulative total return of the S&P Target Date To 2020 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2030 Portfolio — During the Reporting Period, the Target Date 2030 Portfolio’s Class R6 Shares generated an average annual total return of 3.23%. This compares to the 3.43% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2030 Index (Total Return, Unhedged, USD) during the same period. For the period since their inception on August 22, 2016 through October 31, 2016, the Target Date 2030 Portfolio’s Class A, Institutional, Service, IR, and R Shares generated cumulative total returns of -1.91%, -1.81%, -1.91%, -1.81% and -1.91%, respectively. This compares to the -1.63% cumulative total return of the S&P Target Date To 2030 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2040 Portfolio — During the Reporting Period, the Target Date 2040 Portfolio’s Class R6

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PORTFOLIO RESULTS

Shares generated an average annual total return of 3.33%. This compares to the 3.23% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2040 Index (Total Return, Unhedged, USD) during the same period. For the period since their inception on August 22, 2016 through October 31, 2016, the Target Date 2040 Portfolio’s Class A, Institutional, Service, IR, and R Shares generated cumulative total returns of -1.94%, -1.94%, -1.94%, -1.94% and -2.05%, respectively. This compares to the -1.89% cumulative total return of the S&P Target Date To 2040 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2050 Portfolio — During the Reporting Period, the Target Date 2050 Portfolio’s Class R6 Shares generated an average annual total return of 3.37%. This compares to the 3.13% average annual total return of the Portfolio’s benchmark, the S&P Target Date To 2050 Index (Total Return, Unhedged, USD) during the same period. For the period since their inception on August 22, 2016 through October 31, 2016, the Target Date 2050 Portfolio’s Class A, Institutional, Service, IR, and R Shares generated cumulative total returns of -2.00%, -2.00%, -2.10%, -2.00% and -2.10%, respectively. This compares to the -1.96% cumulative total return of the S&P Target Date To 2050 Index (Total Return, Unhedged, USD) during the same period.

Q What key factors affected the Portfolios’ performance during the Reporting Period?

A During the Reporting Period, the Portfolios benefited from our strategic allocation decisions to favor certain asset classes through the Underlying Funds. The implementation of our tactical allocation decisions produced mixed results. Overall, the performance of the Underlying Funds hurt the Portfolios’ returns during the Reporting Period.

Q How did the Portfolios’ strategic allocations affect performance during the Reporting Period?

A Within the Portfolios’ strategic allocations, our preference for U.S. equities over international equities added to performance as U.S. stocks outperformed international equities during the Reporting Period. Within U.S. stocks, the Portfolios’ allocations to large-cap and mid-cap stocks contributed positively to results. The Portfolios also benefited from allocations to the information technology and energy sectors as well as to the regional banking industry. However, the Portfolios were hampered by stock selection within their strategic allocations to the PowerShares BuyBack Achievers™ Portfolio, the SPDR® S&P® Homebuilders ETF and the Vanguard Health Care ETF.

Overall, the Portfolios’ limited exposure to fixed income did not have meaningful impact on performance. Within fixed income, the Portfolios were biased toward U.S. Treasury securities, which hurt returns overall. On the positive side, allocations to long duration U.S. Treasury securities, bank loans and Treasury inflation-protected securities (“TIPS”) added to results.

Q How did your tactical allocation decisions help or hurt performance during the Reporting Period?

A Our tactical allocation decisions to focus on certain asset classes through the Underlying Funds generated mixed results during the Reporting Period.

The Portfolios were hindered overall by our preference for U.S. Treasury securities. Although our emphasis on long-duration Treasuries added to performance, these results were more than offset by large allocations to three-to seven-year Treasuries as well as to corporate credit, which detracted from performance. In addition, the Portfolios were hurt by their large cash positions. The Portfolios’ limited exposure to emerging market equities also dampened results.

The Portfolios’ allocations to TIPS bolstered returns as inflation expectations increased throughout the Reporting Period. In addition, allocations to bank loans performed well as spreads (or yield differentials) narrowed between U.S. Treasuries and high yield corporate bonds of comparable maturity. The Portfolios were also helped by their allocations to gold. Within U.S. equities, a bias toward information technology stocks contributed positively.

Q Did the Underlying Funds help or hurt the Portfolios’ performance during the Reporting Period?

A During the Reporting Period, the performance of the Portfolios’ Underlying Funds overall detracted from returns.

Of the Portfolios’ equity-related Underlying Funds, the Portfolios’ weakest performers were the iShares® Edge MSCI® Min Vol EAFE ETF (EFAV), the WisdomTree Japan Hedged Equity Fund (DXJ) and the PowerShares BuyBack Achievers™ Portfolio (PKW). EFAV, which was rather conservatively positioned, lagged as riskier asset classes rallied during the last six months of the Reporting Period. DXJ’s hedged U.S. dollar positions were hurt by the strength of the Japanese yen. PKW was hampered by its emphasis on consumer discretionary stocks. The Portfolios’

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PORTFOLIO RESULTS

strongest performers were the Vanguard Information Technology ETF (VGT), the Energy Select Sector SPDR® ETF (XLE) and the SPDR® S&P® Regional Banking ETF (KRE). VGT performed well as large-cap technology companies maintained strong earnings. XLE benefited from rising oil prices. KRE gained as interest rates rose during the last three months of the Reporting Period.

Of the Portfolios’ fixed income-related Underlying Funds, the iShares® TIPS Bond ETF (TIP) and the PowerShares Senior Loan Fund (BKLN) posted solid results. TIP gained as inflation expectations increased throughout the Reporting Period. BKLN benefited as spreads narrowed between U.S. Treasuries and high yield corporate bonds. Although the iShares® 20+ Year Treasury Bond ETF performed well, the iShares® 3-7 Year Treasury Bond ETF retreated.

Of the Portfolios’ Underlying Funds focused on alternative investments, the SPDR® Gold Shares ETF generated positive returns as gold prices rose during the Reporting Period.

Q How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A The Portfolios do not directly invest in derivatives. However, some of the Underlying Funds used derivatives during the Reporting Period to allow them to track their respective benchmark indices with more precision. These included options, forwards, futures, swaps, structured securities and other derivative instruments.

Q What changes did you make to the Portfolios’ strategic allocations during the Reporting Period?

A During the Reporting Period, we modestly increased the Portfolios’ strategic allocations to international equities. In addition, we modestly reduced the Portfolios’ strategic allocations to U.S. equities as we considered non-U.S. equities somewhat more attractive after the uncertainty of the Brexit vote had passed.

Q What is the Portfolios’ tactical view and strategy for the months ahead?

A In the near term, we expect to see low returns from virtually all asset classes. Therefore, we believe managing risk is likely to be of greater importance going forward. We plan to maintain a defensive posture in the Portfolios, with a continued emphasis on seeking to generate strong risk-adjusted returns.

9

FUND BASICS

Target Date 2020 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW

	Portfolio Total Return	S&P Target Date To 2020
November 1, 2015–October 31, 2016	(based on NAV)[1]	(Total Return, Unhedged, USD)[2]

Class R6	3.65%	3.48%

August 22, 2016–October 31, 2016

Class A	-1.49%	-1.37%
Institutional	-1.39	-1.37
Service	-1.49	-1.37
Class IR	-1.39	-1.37
Class R	-1.49	-1.37

[1] The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2] The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.
Effective August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.
Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

10

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 09/30/16	One Year	Five Years	Since Inception	Inception Date

Class A	N/A	N/A	-5.74%	8/22/16
Institutional	N/A	N/A	-0.20	8/22/16
Service	N/A	N/A	-0.30	8/22/16
Class IR	N/A	N/A	-0.20	8/22/16
Class R	N/A	N/A	-0.30	8/22/16
Class R6	7.60%	7.92%	2.60	10/01/07

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2020 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS [4]

	Net Expense Ratio (Current)		Gross Expense Ratio (Before Waivers)

Class A		0.96%		1.06%
Institutional		0.56		0.66
Service		1.06		1.16
Class IR		0.71		0.81
Class R		1.21		1.31
Class R6		0.54		0.64

[4] The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

11

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business

iShares 3-7 Year Treasury Bond ETF	17.5%	Exchange Traded Funds
iShares TIPS Bond ETF	15.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	10.0	Exchange Traded Funds
iShares Core S&P 500 ETF	8.6	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	7.0	Exchange Traded Funds
PowerShares Senior Loan Portfolio	7.0	Exchange Traded Funds
SPDR S&P 500 ETF Trust	4.9	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	3.5	Exchange Traded Funds
PowerShares DB Gold Fund	2.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	2.3	Exchange Traded Funds
[5] The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION [6]
	As of October 31, 2016	As of October 31, 2015

Bond Funds	59.6%	60.6%
Stock Funds	25.5	27.4
Foreign Stock Funds	8.5	7.5
Alternative Funds	2.5	2.5
Investment Companies	—	2.0

[6] The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

12

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Performance Summary
October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2020 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2020 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	N/A	N/A	-1.49%*
Including sales charges	N/A	N/A	-6.87%*
Institutional Class (Commenced August 22, 2016)	N/A	N/A	-1.39%*
Service Class (Commenced August 22, 2016)	N/A	N/A	-1.49%*
Class IR (Commenced August 22, 2016)	N/A	N/A	-1.39%*
Class R (Commenced August 22, 2016)	N/A	N/A	-1.49%*
Class R6 (Commenced October 1, 2007)	3.65%	6.56%	2.44%
* Total return for periods of less than one year represents cumulative total return.

13

FUND BASICS

Target Date 2030 Portfolio
as of October 31, 2016

PERFORMANCE REVIEW
	Portfolio Total Return	S&P Target Date To 2030
November 1, 2015–October 31, 2016	(based on NAV)[1]	(Total Return, Unhedged, USD)[2]
Class R6	3.23%	3.43%

August 22, 2016–October 31, 2016
Class A	-1.91%	-1.63%
Institutional	-1.81	-1.63
Service	-1.91	-1.63
Class IR	-1.81	-1.63
Class R	-1.91	-1.63
[1] The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2] The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

14

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 09/30/16	One Year	Five Years	Since Inception	Inception Date

Class A	N/A	N/A	-5.80%	8/22/16
Institutional	N/A	N/A	-0.30	8/22/16
Service	N/A	N/A	-0.30	8/22/16
Class IR	N/A	N/A	-0.30	8/22/16
Class R	N/A	N/A	-0.30	8/22/16
Class R6	9.25%	9.59%	2.89	10/01/07

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2030 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)		Gross Expense Ratio (Before Waivers)

Class A		0.96%		1.06%
Institutional		0.56		0.66
Service		1.06		1.16
Class IR		0.71		0.81
Class R		1.21		1.31
Class R6		0.54		0.64

[4] The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]

Holding	% of Net Assets	Line of Business

SPDR S&P 500 ETF Trust	14.0%	Exchange Traded Funds
iShares TIPS Bond ETF	11.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	9.0	Exchange Traded Funds
iShares Core S&P 500 ETF	8.5	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.8	Exchange Traded Funds
PowerShares Senior Loan Portfolio	5.5	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF	4.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	3.8	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility	3.3	Exchange Traded Funds
EAFE ETF
iShares 3-7 Year Treasury Bond ETF	3.0	Exchange Traded Funds
[5] The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION[6]

	As of October 31, 2016	As of October 31, 2015

Stock Funds	43.5%	43.8%
Bond Funds	35.0	39.1
Foreign Stock Funds	14.3	12.0
Alternative Funds	2.5	3.1
Investment Companies	0.8	2.0

[6] The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

16

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Performance Summary
October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2030 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2030 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through October 31, 2016.

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Class R6 Shares
S&P Target Date to 2030 Index (Total Return, Unhedged, USD)
$13,569
$12,728
10/1/07
10/31/07
10/08
10/09
10/10
10/11
10/12
10/13
10/14
10/15
10/16

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	N/A	N/A	-1.91%*
Including sales charges	N/A	N/A	-7.33%*
Institutional Class (Commenced August 22, 2016)	N/A	N/A	-1.81%*
Service Class (Commenced August 22, 2016)	N/A	N/A	-1.91%*
Class IR (Commenced August 22, 2016)	N/A	N/A	-1.81%*
Class R (Commenced August 22, 2016)	N/A	N/A	-1.91%*
Class R6 (Commenced October 1, 2007)	3.23%	7.91%	2.69%
* Total return for periods of less than one year represents cumulative total return.

17

FUND BASICS

Target Date 2040 Portfolio
as of October 31, 2016

PERFORMANCE REVIEW
	Portfolio Total Return	S&P Target Date To 2040
November 1, 2015–October 31, 2016	(based on NAV)[1]	(Total Return, Unhedged, USD)[2]
Class R6	3.33%	3.23%

August 22, 2016–October 31, 2016

Class A	-1.94%	-1.85%
Institutional	-1.94	-1.85
Service	-1.94	-1.85
Class IR	-1.94	-1.85
Class R	-2.05	-1.85

[1] The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2] The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

18

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 09/30/16	One Year	Five Years	Since Inception	Inception Date

Class A	N/A	N/A	-5.80%	8/22/16
Institutional	N/A	N/A	-0.31	8/22/16
Service	N/A	N/A	-0.41	8/22/16
Class IR	N/A	N/A	-0.31	8/22/16
Class R	N/A	N/A	-0.41	8/22/16
Class R6	10.28%	10.50%	2.61	10/01/07

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2040 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)		Gross Expense Ratio (Before Waivers)

Class A		0.96%		1.06%
Institutional		0.56		0.66
Service		1.06		1.16
Class IR		0.71		0.81
Class R		1.21		1.31
Class R6		0.54		0.64

[4] The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

19

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business

SPDR S&P 500 ETF Trust	15.5%	Exchange Traded Funds
iShares Core S&P 500 ETF	10.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	8.0	Exchange Traded Funds
iShares TIPS Bond ETF	7.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.8	Exchange Traded Funds
PowerShares Senior Loan Portfolio	4.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	4.3	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	4.0	Exchange Traded Funds
Vanguard Information Technology ETF	4.0	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility	3.8	Exchange Traded Funds
EAFE ETF
[5] The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION [6]
	As of October 31, 2016	As of October 31, 2015

Stock Funds	50.5%	51.4%
Bond Funds	25.0	29.1
Foreign Stock Funds	16.8	14.5
Alternative Funds	2.5	3.0
Investment Companies	1.3	2.0

[6] The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

20

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on October 1, 2007 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2040 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2040 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from October 1, 2007 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	N/A	N/A	-1.94%*
Including sales charges	N/A	N/A	-7.35%*
Institutional Class (Commenced August 22, 2016)	N/A	N/A	-1.94%*
Service Class (Commenced August 22, 2016)	N/A	N/A	-1.94%*
Class IR (Commenced August 22, 2016)	N/A	N/A	-1.94%*
Class R (Commenced August 22, 2016)	N/A	N/A	-2.05%*
Class R6 (Commenced October 1, 2007)	3.33%	8.62%	2.41%
* Total return for periods of less than one year represents cumulative total return.

21

FUND BASICS

Target Date 2050 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW

	Portfolio Total Return	S&P Target Date To 2050
November 1, 2015–October 31, 2016	(based on NAV)[1]	(Total Return, Unhedged, USD)[2]

Class R6	3.37%	3.13%

August 22, 2016–October 31, 2016

Class A	-2.00%	-1.96%
Institutional	-2.00	-1.96
Service	-2.10	-1.96
Class IR	-2.00	-1.96
Class R	-2.10	-1.96

[1] The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2] The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

22

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 09/30/16	One Year	Five Years	Since Inception	Inception Date

Class A	N/A	N/A	-5.77%	8/22/16
Institutional	N/A	N/A	-0.30	8/22/16
Service	N/A	N/A	-0.30	8/22/16
Class IR	N/A	N/A	-0.30	8/22/16
Class R	N/A	N/A	-0.40	8/22/16
Class R6	11.36%	11.55%	8.16	10/01/07
[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Effective August 22, 2016, the Madison Target Retirement 2050 Fund (the “Predecessor Fund”) was reorganized into the Portfolio. The Portfolio has assumed the Predecessor Fund’s historical performance. The returns for the Predecessor Fund for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”). As of August 29, 2014, the inception date of the Predecessor Fund, the Ultra Predecessor Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the Predecessor Fund. As a result, the Predecessor Fund assumed the performance of the Ultra Predecessor Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS [4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64
[4] The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

23

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]
Holding	% of Net Assets	Line of Business

iShares Core S&P 500 ETF	21.5%	Exchange Traded Funds
SPDR S&P 500 ETF Trust	6.5	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	6.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.8	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	5.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	4.8	Exchange Traded Funds
Vanguard Information Technology ETF	4.7	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility	4.3	Exchange Traded Funds
EAFE ETF
iShares TIPS Bond ETF	4.0	Exchange Traded Funds
PowerShares Buyback Achievers Portfolio	3.5	Exchange Traded Funds
[5] The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION [6]

	As of October 31, 2016	As of October 31, 2016

Stock Funds	58.0%	58.9%
Foreign Stock Funds	19.3	17.0
Bond Funds	15.0	19.1
Alternative Funds	2.5	3.0
Investment Companies	1.3	2.0
[6] The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

24

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Performance Summary

October 31, 2016

The following graph shows the value, as of October 31, 2016, of a $10,000 investment made on January 3, 2011 (commencement of operations of the Ultra Predecessor Fund) in Class R6 Shares. For comparative purposes, the performance of the Portfolio’s benchmark, the S&P Target Date to 2050 Index (Total Return, Unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Institutional, Service, Class IR and Class R Shares will vary from Class R6 Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Target Date 2050 Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from January 3, 2011 through October 31, 2016.

Average Annual Total Return through October 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced August 22, 2016)
Excluding sales charges	N/A	N/A	-2.00	%*
Including sales charges	N/A	N/A	-7.37	%*
Institutional Class (Commenced August 22, 2016)	N/A	N/A	-2.00	%*
Service Class (Commenced August 22, 2016)	N/A	N/A	-2.10	%*
Class IR (Commenced August 22, 2016)	N/A	N/A	-2.00	%*
Class R (Commenced August 22, 2016)	N/A	N/A	-2.10	%*
Class R6 (Commenced January 3, 2011)	3.37%	9.37%	7.72%
* Total return for periods of less than one year represents cumulative total return.

25

PORTFOLIO RESULTS

Goldman Sachs Target Date 2025 Portfolio,
Goldman Sachs Target Date 2035 Portfolio,
Goldman Sachs Target Date 2045 Portfolio and
Goldman Sachs Target Date 2055 Portfolio

Investment Process and Principal Strategies
The Goldman Sachs Target Date 2025 Portfolio, the Goldman Sachs Target Date 2035 Portfolio, the Goldman Sachs Target Date 2045 Portfolio and the Goldman Sachs Target Date 2055 Portfolio (collectively, the “Portfolios”) seek to provide capital appreciation and current income consistent with each respective Portfolio’s current asset allocation. The Portfolios employ asset allocation strategies designed for investors who plan to retire and to begin gradually withdrawing their investment beginning on or around 2025, 2035, 2045 and 2055, respectively (the “Target Dates”). The Portfolios generally seek to achieve their investment objective by investing in shares of exchange-traded funds (“ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy developed by Madison Asset Management, LLC, the sub-adviser, which is unaffiliated with Goldman Sachs Asset Management, L.P., the investment adviser for the Portfolios.

Portfolio Management Discussion and Analysis

Below, the Madison Asset Management, LLC portfolio management team, the Portfolios’ sub-adviser, discusses the Portfolios’ performance and positioning for the period since inception on August 22, 2016 through October 31, 2016 (the “Reporting Period”).

Q How did the Portfolios perform during the Reporting Period?

A  Goldman Sachs Target Date 2025 Portfolio — During the Reporting Period, the Target Date 2025 Portfolio’s Class A Institutional, Service, IR, R and R6 Shares generated cumulative total returns of -1.70%, -1.70%, -1.80%, -1.70% -1.80% and -1.70%, respectively. This compares to the -1.51% cumulative total return of the Portfolio’s benchmark the S&P Target Date To 2025 Index (Total Return Unhedged, USD) during the same period.

Goldman Sachs Target Date 2035 Portfolio — During the Reporting Period, the Target Date 2035 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of -1.90%, -1.90%, -2.00%, -1.90%, -2.00% and -1.90%, respectively. This compares to the -1.74% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2035 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2045 Portfolio — During the Reporting Period, the Target Date 2045 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of -2.00%, -1.90%, -2.00%, -2.00%, -2.10% and -2.00%, respectively. This compares to the -1.91% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2045 Index (Total Return, Unhedged, USD) during the same period.

Goldman Sachs Target Date 2055 Portfolio — During the Reporting Period, the Target Date 2055 Portfolio’s Class A, Institutional, Service, IR, R and R6 Shares generated cumulative total returns of -2.10%, -2.00%, -2.10%, -2.00%, -2.10% and -2.00%, respectively. This compares to the -1.99% cumulative total return of the Portfolio’s benchmark, the S&P Target Date To 2055 Index (Total Return, Unhedged, USD) during the same period.

26

PORTFOLIO RESULTS

Q What key factors affected the Portfolios’ performance during the Reporting Period?

A  During the Reporting Period, the Portfolios were hurt by our strategic allocation decisions to favor certain asset classes through the Underlying Funds. The implementation of our tactical allocation decisions added to returns. Overall, the performance of Underlying Funds detracted from results during the Reporting Period.

Q How did the Portfolios’ strategic allocations affect performance during the Reporting Period?

A  The Portfolios’ limited exposure to fixed income and international equities detracted from performance. U.S. stocks outperformed both the broad fixed income market and international equities during the Reporting Period. Within U.S. equities, the Portfolios benefited from their allocations to information technology and regional banks as well as to the S&P 500® Index and dividend-paying stocks. However, stock selection within the Portfolios’ strategic allocation to the SPDR® S&P® Homebuilders ETF detracted from results.

Within international equities, security selection with the Portfolios’ strategic allocations to the iShares® Edge MSCI® Min Vol EAFE ETF and the VanEck Vectors™ Gold Miners ETF hurt performance. On the other hand, the Portfolios were helped by their U.S. dollar-hedged positions in the Japanese and European stock markets.

Within fixed income, security selection within the Portfolios’ strategic allocations to the iShares® 20+ Year Treasury Bond ETF dampened returns. However, allocations to Treasury inflation-protected securities (“TIPS”) and bank loans bolstered performance.

Q How did your tactical allocation decisions help or hurt performance during the Reporting Period?

A Our tactical allocation decisions to focus on certain asset classes through the Underlying Funds added to relative performance during the Reporting Period.

The Portfolios’ tactical allocations to TIPS and bank loans contributed positively. Within U.S. equities, the Portfolios’ emphasis on information technology and regional bank stocks added to returns. In addition, a bias toward Japanese stocks produced gains.

The Portfolios were hurt by their tactical allocations to longer-duration U.S. Treasury securities. In addition, exposure to rising interest rates through the iShares® Edge MSCI® Min Vol EAFE ETF had negative impact on the performance of the Portfolios’ non-U.S. tactical allocations. Our preference for U.S. homebuilders detracted from overall results.

Q Did the Underlying Funds help or hurt the Portfolios’ performance during the Reporting Period?

A  During the Reporting Period, the performance of the Underlying Funds detracted overall from the Portfolios’ returns.

Of the Portfolios’ equity-related Underlying Funds, the weakest performers were the SPDR® S&P® Homebuilders ETF and the Vanguard Health Care ETF. Health care stocks struggled during the Reporting Period on a combination of political uncertainty going into the November 2016 U.S. election and downgrades to forward guidance by certain companies (Forward guidance is information a company provides as an indication or estimate of its future earnings.). The Portfolios’ strongest performers were the Vanguard Information Technology ETF (VGT) and the SPDR® S&P® Regional Banking ETF (KRE). VGT performed well as large-cap technology companies maintained strong earnings. KRE gained as interest rates rose during the Reporting Period.

Of the Portfolios’ fixed income-related Underlying Funds, the weakest performer was the iShares® 20+ Year Treasury Bond ETF, which retreated as long-term interest rates rose during the Reporting Period. The strongest performers were the iShares® TIPS Bond ETF (TIP) and the PowerShares Senior Loan Fund (BKLN). TIP gained as inflation expectations increased. BKLN benefited as spreads (or yield differentials) narrowed between U.S. Treasuries and high yield corporate bonds of comparable maturity.

Of the Portfolios’ Underlying Funds focused on alternative investments, the SPDR® Gold Shares ETF was hurt as interest rates rose and gold prices fell during the Reporting Period.

Q How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A  The Portfolios do not directly invest in derivatives. However, some of the Underlying Funds used derivatives during the Reporting Period to allow them to track their respective benchmark indices with more precision. These may have included options, forwards, futures, swaps, structured securities and other derivative instruments.

27

PORTFOLIO RESULTS

Q What changes did you make to the Portfolios’ strategic allocations during the Reporting Period?

A  During the Reporting Period, we reduced the Portfolios’ strategic allocations to long-duration U.S. Treasuries and increased their strategic allocations to TIPS because we expected the U.S. Treasury yield curve to steepen and inflation expectations to rise. (Yield curve is a spectrum of maturities. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.)

Q What is the Portfolios’ tactical view and strategy for the months ahead?

A  In the near term, we expect to see low returns from virtually all asset classes. Therefore, we believe managing risk is likely to be of greater importance going forward. We plan to maintain a defensive posture in the Portfolios, with a continued emphasis on seeking to generate strong risk-adjusted returns.

28

FUND BASICS

Target Date 2025 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW

	Portfolio Total Return	S&P Target Date To 2025
August 22, 2016–October 31, 2016	(based on NAV)[1]	(Total Return, Unhedged, USD)[2]

Class A	-1.70%	-1.51%
Institutional	-1.70	-1.51
Service	-1.80	-1.51
Class IR	-1.70	-1.51
Class R	-1.80	-1.51
Class R6	-1.70	-1.51

[1] The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2] The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.
Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 09/30/16	Since Inception	Inception Date

Class A	-5.77%	8/22/16
Institutional	-0.30	8/22/16
Service	-0.30	8/22/16
Class IR	-0.30	8/22/16
Class R	-0.30	8/22/16
Class R6	-0.30	8/22/16

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

29

FUND BASICS

EXPENSE RATIOS [4]

	Net Expense Ratio (Current)		Gross Expense Ratio (Before Waivers)

Class A	0.96%		1.06%
Institutional	0.56		0.66
Service	1.06		1.16
Class IR	0.71		0.81
Class R	1.21		1.31
Class R6	0.54		0.64

[4] The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]

Holding		% of Net Assets	Line of Business

SPDR S&P 500 ETF Trust		18.9%	Exchange Traded Funds
iShares TIPS Bond ETF		12.9	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF		9.4	Exchange Traded Funds
iShares 3-7 Year Treasury Bond ETF		6.5	Exchange Traded Funds
PowerShares Senior Loan Portfolio		6.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF		5.7	Exchange Traded Funds
Vanguard Short-Term Corporate Bond ETF		5.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF		3.4	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility		2.6	Exchange Traded Funds
EAFE ETF
PowerShares DB Gold Fund		2.5	Exchange Traded Funds

[5] The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION [6]

			As of October 31, 2016

Bond Funds			42.2%
Stock Funds			37.9
Foreign Stock Funds			12.3
Alternative Funds			2.5
Investment Companies			0.5

[6] The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

30

FUND BASICS

Target Date 2035 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW

	Portfolio Total Return	S&P Target Date To 2035
August 22, 2016–October 31, 2016	(based on NAV)[1]	(Total Return, Unhedged, USD)[2]

Class A	-1.90%	-1.74%
Institutional	-1.90	-1.74
Service	-2.00	-1.74
Class IR	-1.90	-1.74
Class R	-2.00	-1.74
Class R6	-1.90	-1.74

[1] The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2] The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 09/30/16	Since Inception	Inception Date

Class A	-5.77%	8/22/16
Institutional	-0.30	8/22/16
Service	-0.40	8/22/16
Class IR	-0.30	8/22/16
Class R	-0.40	8/22/16
Class R6	-0.30	8/22/16

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

31

FUND BASICS

EXPENSE RATIOS [4]

	Net Expense Ratio (Current)		Gross Expense Ratio (Before Waivers)

Class A	0.96%		1.06%
Institutional	0.56		0.66
Service	1.06		1.16
Class IR	0.71		0.81
Class R	1.21		1.31
Class R6	0.54		0.64

[4] The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/16[5]

Holding		% of Net Assets	Line of Business

SPDR S&P 500 ETF Trust		21.8%	Exchange Traded Funds
iShares TIPS Bond ETF		9.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF		8.5	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF		5.7	Exchange Traded Funds
PowerShares Senior Loan Portfolio		5.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF		4.0	Exchange Traded Funds
Vanguard Information Technology ETF		3.5	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF		3.5	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility		3.5	Exchange Traded Funds
EAFE ETF
Vanguard Short-Term Corporate Bond ETF		3.0	Exchange Traded Funds

[5] The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION [6]

			As of October 31, 2016

Stock Funds			46.7%
Bond Funds			29.8
Foreign Stock Funds			15.4
Alternative Funds			2.5
Investment Companies			1.0

[6] The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

32

FUND BASICS

Target Date 2045 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW

	Portfolio Total Return	S&P Target Date To 2045
August 22, 2016–October 31, 2016	(based on NAV)[1]	(Total Return, Unhedged, USD)[2]

Class A	-2.00%	-1.91%
Institutional	-1.90	-1.91
Service	-2.00	-1.91
Class IR	-2.00	-1.91
Class R	-2.10	-1.91
Class R6	-2.00	-1.91

[1] The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2] The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.
Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

33

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 09/30/16	Since Inception	Inception Date

Class A	-5.77%	8/22/16
Institutional	-0.30	8/22/16
Service	-0.40	8/22/16
Class IR	-0.30	8/22/16
Class R	-0.40	8/22/16
Class R6	-0.30	8/22/16
[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS [4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4] The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

34

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]

Holding	% of Net Assets	Line of Business

SPDR S&P 500 ETF Trust	25.3%	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	7.5	Exchange Traded Funds
iShares TIPS Bond ETF	6.0	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	5.7	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	4.5	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	4.5	Exchange Traded Funds
Vanguard Information Technology ETF	4.5	Exchange Traded Funds
PowerShares Senior Loan Portfolio	4.0	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility	4.0	Exchange Traded Funds
EAFE ETF
Vanguard Growth ETF	3.0	Exchange Traded Funds

[5] The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION [6]

		As of October 31, 2016

Stock Funds		53.9%
Bond Funds		19.9
Foreign Stock Funds		17.8
Alternative Funds		2.5
Investment Companies		1.3

[6] The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

35

FUND BASICS

Target Date 2055 Portfolio

as of October 31, 2016

PERFORMANCE REVIEW

	Portfolio Total Return	S&P Target Date To 2055
August 22, 2016–October 31, 2016	(based on NAV)[1]	(Total Return, Unhedged, USD)[2]

Class A	-2.10%	-1.99%
Institutional	-2.00	-1.99
Service	-2.10	-1.99
Class IR	-2.00	-1.99
Class R	-2.10	-1.99
Class R6	-2.00	-1.99

[1] The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2] The S&P Target Date Index Series is a component of the S&P Target Allocation Index Family, and is related to the S&P Target Risk Index Series. Both series are broadly representative of the investment opportunity available to investors in target risk and target date funds, respectively. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.
Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns less than 12 months are cumulative, not annualized.

36

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]

For the period ended 09/30/16	Since Inception	Inception Date

Class A	-5.77%	8/22/16
Institutional	-0.30	8/22/16
Service	-0.30	8/22/16
Class IR	-0.30	8/22/16
Class R	-0.40	8/22/16
Class R6	-0.30	8/22/16

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS [4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.96%	1.06%
Institutional	0.56	0.66
Service	1.06	1.16
Class IR	0.71	0.81
Class R	1.21	1.31
Class R6	0.54	0.64

[4] The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to the inclusion of Underlying Fund fees and expenses, which are not included in the operating expenses of the Portfolio reflected in the Financial Highlights. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least August 22, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

37

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/16[5]

Holding	% of Net Assets	Line of Business

SPDR S&P 500 ETF Trust	27.4%	Exchange Traded Funds
Vanguard FTSE All-World ex-U.S. ETF	6.0	Exchange Traded Funds
Schwab U.S. Dividend Equity ETF	5.0	Exchange Traded Funds
iShares Core S&P Mid-Cap ETF	5.0	Exchange Traded Funds
Vanguard Information Technology ETF	5.0	Exchange Traded Funds
iShares 7-10 Year Treasury Bond ETF	4.5	Exchange Traded Funds
iShares Edge MSCI® Minimum Volatility	4.5	Exchange Traded Funds
EAFE ETF
PowerShares Buyback Achievers Portfolio	4.0	Exchange Traded Funds
Vanguard Growth ETF	3.5	Exchange Traded Funds
PowerShares DB Gold Fund	2.5	Exchange Traded Funds

[5] The top 10 holdings may not be representative of the Portfolio’s future investments.

PORTFOLIO COMPOSITION [6]

		As of October 31, 2016

Stock Funds		61.4%
Foreign Stock Funds		20.3
Bond Funds		9.9
Alternative Funds		2.5
Investment Companies		1.3

[6] The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each fund type reflects the value of that fund type as a percentage of the Portfolio’s net assets. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

38

FUND BASICS

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

The MSCI® EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI® Emerging Markets Index captures large-cap and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasury, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-through securities), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The Russell 2000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

39

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 96.1%

Alternative Funds* – 2.5%
32,691	PowerShares DB Gold Fund	$1,350,138

Bond Funds – 59.6%
4,108	iShares 20+ Year Treasury Bond ETF	539,175
74,912	iShares 3-7 Year Treasury Bond ETF	9,410,446
48,879	iShares 7-10 Year Treasury Bond ETF	5,379,623
69,650	iShares TIPS Bond ETF	8,069,649
162,232	PowerShares Senior Loan Portfolio	3,760,538
12,140	Vanguard Intermediate-Term Corporate
	Bond ETF	1,075,118
46,857	Vanguard Short-Term Corporate Bond
	ETF	3,763,554
		31,998,103

Foreign Stock Funds – 8.5%
16,738	iShares Edge MSCI Minimum Volatility
	EAFE ETF	1,076,086
5,080	iShares Edge MSCI Minimum Volatility
	Emerging Markets ETF	268,377
10,500	iShares MSCI Canada ETF	266,175
17,833	iShares MSCI United Kingdom ETF	267,495
42,111	Vanguard FTSE All-World ex-U.S. ETF	1,880,677
7,376	WisdomTree Europe Hedged Equity
	Fund	400,664
8,914	WisdomTree Japan Hedged Equity Fund	402,467
		4,561,941

Stock Funds – 25.5%
3,910	Energy Select Sector SPDR Fund	268,304
4,691	Industrial Select Sector SPDR Fund	268,372
21,602	iShares Core S&P 500 ETF	4,616,131
8,066	iShares Core S&P Mid-Cap ETF	1,214,498
17,166	PowerShares Buyback Achievers
	Portfolio	804,055
25,781	Schwab U.S. Dividend Equity ETF	1,073,779
12,378	SPDR S&P 500 ETF Trust	2,630,944
8,497	SPDR S&P Homebuilders ETF	268,675
15,333	SPDR S&P Regional Banking ETF	671,432
6,139	Vanguard Growth ETF	671,484
2,177	Vanguard Health Care ETF	268,533
7,830	Vanguard Information Technology ETF	937,408
		13,693,615

TOTAL EXCHANGE TRADED FUNDS
(Cost $48,618,783)		$51,603,797

TOTAL INVESTMENTS – 96.1%
(Cost $48,618,783)		$51,603,797

OTHER ASSETS IN EXCESS OF
LIABILITIES – 3.9%		2,116,786

NET ASSETS – 100.0%		$53,720,583

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviations:
ETF—Exchange Traded Fund

40  The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.9%

Alternative Funds* – 2.5%
5,960	PowerShares DB Gold Fund	$246,148

Bond Funds – 42.2%
745	iShares 20+ Year Treasury Bond ETF	97,781
5,056	iShares 3-7 Year Treasury Bond ETF	635,135
8,436	iShares 7-10 Year Treasury Bond ETF	928,466
10,968	iShares TIPS Bond ETF	1,270,753
25,286	PowerShares Senior Loan Portfolio	586,130
1,663	Vanguard Intermediate-Term Corporate
	Bond ETF	147,275
6,082	Vanguard Short-Term Corporate Bond ETF	488,506
		4,154,046

Foreign Stock Funds – 12.3%
3,995	iShares Edge MSCI Minimum Volatility
	EAFE ETF	256,839
1,371	iShares Edge MSCI Minimum Volatility
	Emerging Markets ETF	72,430
2,827	iShares MSCI Canada ETF	71,664
3,208	iShares MSCI United Kingdom ETF	48,120
12,570	Vanguard FTSE All-World ex-U.S. ETF	561,376
2,235	WisdomTree Europe Hedged Equity Fund	121,405
1,621	WisdomTree Japan Hedged Equity Fund	73,188
		1,205,022

Stock Funds – 37.9%
1,066	Energy Select Sector SPDR Fund	73,149
590	Guggenheim S&P 500 Equal Weight ETF	48,114
1,282	Industrial Select Sector SPDR Fund	73,343
685	iShares Core S&P 500 ETF	146,378
2,198	iShares Core S&P Mid-Cap ETF	330,953
3,642	PowerShares Buyback Achievers Portfolio	170,591
5,865	Schwab U.S. Dividend Equity ETF	244,277
8,733	SPDR S&P 500 ETF Trust	1,856,199
2,306	SPDR S&P Homebuilders ETF	72,916
2,787	SPDR S&P Regional Banking ETF	122,043
1,963	VanEck Vectors Agribusiness ETF	96,795
1,563	Vanguard Growth ETF	170,961
593	Vanguard Health Care ETF	73,147
2,051	Vanguard Information Technology ETF	245,546
		3,724,412

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,465,474)		$9,329,628

Investment Company – 0.5%
3,232	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares (Cost $50,021)	$48,866
TOTAL INVESTMENTS – 95.4%
(Cost $9,515,495)		$9,378,494
OTHER ASSETS IN EXCESS OF
LIABILITIES – 4.6%		453,821
NET ASSETS – 100.0%		$9,832,315

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviations:
ETF—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements. 41

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 95.3%

Alternative Funds* – 2.5%
45,206	PowerShares DB Gold Fund	$1,867,008

Bond Funds – 35.0%
5,681	iShares 20+ Year Treasury Bond ETF	745,631
17,782	iShares 3-7 Year Treasury Bond ETF	2,233,775
60,810	iShares 7-10 Year Treasury Bond ETF	6,692,749
70,607	iShares TIPS Bond ETF	8,180,527
176,349	PowerShares Senior Loan Portfolio	4,087,770
12,587	Vanguard Intermediate-Term Corporate
	Bond ETF	1,114,705
37,017	Vanguard Short-Term Corporate Bond
	ETF	2,973,205
		26,028,362

Foreign Stock Funds – 14.3%
37,561	iShares Edge MSCI Minimum Volatility
	EAFE ETF	2,414,797
14,051	iShares Edge MSCI Minimum Volatility
	Emerging Markets ETF	742,314
29,245	iShares MSCI Canada ETF	741,361
37,015	iShares MSCI United Kingdom ETF	555,225
95,728	Vanguard FTSE All-World ex-U.S. ETF	4,275,212
20,476	WisdomTree Europe Hedged Equity
	Fund	1,112,256
16,444	WisdomTree Japan Hedged Equity Fund	742,447
		10,583,612

Stock Funds – 43.5%
10,814	Energy Select Sector SPDR Fund	742,057
4,556	Guggenheim S&P 500 Equal Weight ETF	371,542
12,974	Industrial Select Sector SPDR Fund	742,242
29,525	iShares Core S&P 500 ETF	6,309,197
18,509	iShares Core S&P Mid-Cap ETF	2,786,900
31,795	PowerShares Buyback Achievers
	Portfolio	1,489,278
53,549	Schwab U.S. Dividend Equity ETF	2,230,316
48,907	SPDR S&P 500 ETF Trust	10,395,183
23,404	SPDR S&P Homebuilders ETF	740,034
25,444	SPDR S&P Regional Banking ETF	1,114,193
15,034	VanEck Vectors Agribusiness ETF	741,326
15,291	Vanguard Growth ETF	1,672,530
6,020	Vanguard Health Care ETF	742,567
18,619	Vanguard Information Technology ETF	2,229,067
		32,306,432

TOTAL EXCHANGE TRADED FUNDS
(Cost $63,606,603)		$70,785,414

Investment Company – 0.8%
36,883	Schwab Fundamental U.S. Large
	Company Index Fund Institutional Shares
	(Cost $505,943)	557,665
TOTAL INVESTMENTS – 96.1%
(Cost $64,112,546)		$71,343,079
OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		2,930,062
NET ASSETS – 100.0%		$74,273,141

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviations:
ETF—Exchange Traded Fund

42   The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.4%

Alternative Funds* – 2.5%
5,931	PowerShares DB Gold Fund	$244,950

Bond Funds – 29.8%
738	iShares 20+ Year Treasury Bond ETF	96,862
1,548	iShares 3-7 Year Treasury Bond ETF	194,460
7,546	iShares 7-10 Year Treasury Bond ETF	830,513
7,587	iShares TIPS Bond ETF	879,030
21,078	PowerShares Senior Loan Portfolio	488,588
1,642	Vanguard Intermediate-Term Corporate
	Bond ETF	145,416
3,632	Vanguard Short-Term Corporate Bond ETF	291,722
		2,926,591

Foreign Stock Funds – 15.4%
5,300	iShares Edge MSCI Minimum Volatility
	EAFE ETF	340,737
2,281	iShares Edge MSCI Minimum Volatility
	Emerging Markets ETF	120,505
3,837	iShares MSCI Canada ETF	97,268
6,491	iShares MSCI United Kingdom ETF	97,365
12,552	Vanguard FTSE All-World ex-U.S. ETF	560,572
3,132	WisdomTree Europe Hedged Equity Fund	170,130
2,718	WisdomTree Japan Hedged Equity Fund	122,718
		1,509,295

Stock Funds – 46.7%
1,419	Energy Select Sector SPDR Fund	97,372
591	Guggenheim S&P 500 Equal Weight ETF	48,196
1,705	Industrial Select Sector SPDR Fund	97,543
911	iShares Core S&P 500 ETF	194,672
2,590	iShares Core S&P Mid-Cap ETF	389,976
4,676	PowerShares Buyback Achievers Portfolio	219,024
8,197	Schwab U.S. Dividend Equity ETF	341,405
10,083	SPDR S&P 500 ETF Trust	2,143,142
3,079	SPDR S&P Homebuilders ETF	97,358
3,917	SPDR S&P Regional Banking ETF	171,525
1,974	VanEck Vectors Agribusiness ETF	97,338
2,229	Vanguard Growth ETF	243,808
790	Vanguard Health Care ETF	97,447
2,856	Vanguard Information Technology ETF	341,920
		4,580,726

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,416,396)		$9,261,562

Investment Company – 1.0%
6,517	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
	(Cost $100,963)	98,532
TOTAL INVESTMENTS – 95.4%
(Cost $9,517,359)		$9,360,094
OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%		453,588
NET ASSETS – 100.0%		$9,813,682

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviations:
ETF—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.   43

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.8%

Alternative Funds* – 2.5%
28,850	PowerShares DB Gold Fund	$1,191,505

Bond Funds – 25.0%
3,625	iShares 20+ Year Treasury Bond ETF	475,781
3,779	iShares 3-7 Year Treasury Bond ETF	474,718
34,496	iShares 7-10 Year Treasury Bond ETF	3,796,630
28,675	iShares TIPS Bond ETF	3,322,285
92,082	PowerShares Senior Loan Portfolio	2,134,461
8,033	Vanguard Intermediate-Term Corporate Bond ETF	711,402
11,818	Vanguard Short-Term Corporate Bond ETF	949,222
		11,864,499

Foreign Stock Funds – 16.8%
27,659	iShares Edge MSCI Minimum Volatility EAFE ETF	1,778,197
13,450	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	710,564
18,664	iShares MSCI Canada ETF	473,132
39,465	iShares MSCI United Kingdom ETF	591,975
61,063	Vanguard FTSE All-World ex-U.S. ETF	2,727,074
17,472	WisdomTree Europe Hedged Equity Fund	949,079
15,742	WisdomTree Japan Hedged Equity Fund	710,751
		7,940,772

Stock Funds – 50.5%
6,901	Energy Select Sector SPDR Fund	473,547
2,890	Guggenheim S&P 500 Equal Weight ETF	235,679
8,301	Industrial Select Sector SPDR Fund	474,900
22,168	iShares Core S&P 500 ETF	4,737,080
13,387	iShares Core S&P Mid-Cap ETF	2,015,681
25,317	PowerShares Buyback Achievers Portfolio	1,185,848
45,566	Schwab U.S. Dividend Equity ETF	1,897,824
34,556	SPDR S&P 500 ETF Trust	7,344,878
14,976	SPDR S&P Homebuilders ETF	473,541
21,651	SPDR S&P Regional Banking ETF	948,097
9,580	VanEck Vectors Agribusiness ETF	472,390
11,927	Vanguard Growth ETF	1,304,575
3,842	Vanguard Health Care ETF	473,911
15,843	Vanguard Information Technology ETF	1,896,724
		23,934,675

TOTAL EXCHANGE TRADED FUNDS
(Cost $39,431,799)		$44,931,451

Investment Company – 1.3%
39,230	Schwab Fundamental U.S. Large
	Company Index Fund Institutional Shares
	(Cost $459,973)	593,160
TOTAL INVESTMENTS – 96.1%
(Cost $39,891,772)		$45,524,611
OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		1,867,109
NET ASSETS – 100.0%		$47,391,720

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviations:
ETF—Exchange Traded Fund

44   The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.1%

Alternative Funds* – 2.5%
5,927	PowerShares DB Gold Fund	$244,785

Bond Funds – 19.9%
745	iShares 20+ Year Treasury Bond ETF	97,781
6,644	iShares 7-10 Year Treasury Bond ETF	731,239
5,052	iShares TIPS Bond ETF	585,325
16,814	PowerShares Senior Loan Portfolio	389,748
1,816	Vanguard Short-Term Corporate Bond ETF	145,861
		1,949,954

Foreign Stock Funds – 17.8%
6,061	iShares Edge MSCI Minimum Volatility EAFE ETF	389,662
3,210	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	169,584
3,834	iShares MSCI Canada ETF	97,192
9,729	iShares MSCI United Kingdom ETF	145,935
12,537	Vanguard FTSE All-World ex-U.S. ETF	559,902
4,022	WisdomTree Europe Hedged Equity Fund	218,475
3,794	WisdomTree Japan Hedged Equity Fund	171,299
		1,752,049

Stock Funds – 53.9%
1,418	Energy Select Sector SPDR Fund	97,303
591	Guggenheim S&P 500 Equal Weight ETF	48,196
1,702	Industrial Select Sector SPDR Fund	97,371
683	iShares Core S&P 500 ETF	145,950
2,912	iShares Core S&P Mid-Cap ETF	438,460
6,230	PowerShares Buyback Achievers Portfolio	291,813
10,531	Schwab U.S. Dividend Equity ETF	438,616
11,679	SPDR S&P 500 ETF Trust	2,482,372
3,077	SPDR S&P Homebuilders ETF	97,295
5,026	SPDR S&P Regional Banking ETF	220,089
1,959	VanEck Vectors Agribusiness ETF	96,598
2,673	Vanguard Growth ETF	292,373
789	Vanguard Health Care ETF	97,323
3,662	Vanguard Information Technology ETF	438,415
		5,282,174

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,390,214)		$9,228,962

Investment Company – 1.3%

8,123	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
	(Cost $125,879)	$122,827

TOTAL INVESTMENTS – 95.4%
(Cost $9,516,093)		$9,351,789

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%		453,678
NET ASSETS – 100.0%		$9,805,467

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviations:
ETF—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.   45

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.8%

Alternative Funds* – 2.5%
13,219	PowerShares DB Gold Fund	$545,945

Bond Funds – 15.0%
1,661	iShares 20+ Year Treasury Bond ETF	218,006
11,854	iShares 7-10 Year Treasury Bond ETF	1,304,651
7,514	iShares TIPS Bond ETF	870,572
23,439	PowerShares Senior Loan Portfolio	543,316
4,051	Vanguard Short-Term Corporate Bond ETF	325,377
		3,261,922

Foreign Stock Funds – 19.3%
14,366	iShares Edge MSCI Minimum Volatility EAFE ETF	923,590
8,197	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	433,047
8,551	iShares MSCI Canada ETF	216,768
25,315	iShares MSCI United Kingdom ETF	379,725
27,988	Vanguard FTSE All-World ex-U.S. ETF	1,249,944
10,006	WisdomTree Europe Hedged Equity Fund	543,526
9,617	WisdomTree Japan Hedged Equity Fund	434,208
		4,180,808

Stock Funds – 58.0%
3,952	Energy Select Sector SPDR Fund	271,186
1,332	Guggenheim S&P 500 Equal Weight ETF	108,625
4,752	Industrial Select Sector SPDR Fund	271,862
21,837	iShares Core S&P 500 ETF	4,666,348
6,855	iShares Core S&P Mid-Cap ETF	1,032,157
16,238	PowerShares Buyback Achievers Portfolio	760,588
26,097	Schwab U.S. Dividend Equity ETF	1,086,940
6,640	SPDR S&P 500 ETF Trust	1,411,332
6,862	SPDR S&P Homebuilders ETF	216,976
12,400	SPDR S&P Regional Banking ETF	542,996
4,399	VanEck Vectors Agribusiness ETF	216,915
6,458	Vanguard Growth ETF	706,376
2,200	Vanguard Health Care ETF	271,370
8,612	Vanguard Information Technology ETF	1,031,029
		12,594,700

TOTAL EXCHANGE TRADED FUNDS
(Cost $18,762,014)		$20,583,375

Investment Company – 1.3%
17,974	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
	(Cost $195,584)	271,774
TOTAL INVESTMENTS – 96.1%
(Cost $18,957,598)		$20,855,149
OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		850,556
NET ASSETS – 100.0%		$21,705,705

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviations:
ETF—Exchange Traded Fund

46   The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Schedule of Investments

October 31, 2016

Shares	Description	Value
Exchange Traded Funds – 94.1%

Alternative Funds* – 2.5%
5,923	PowerShares DB Gold Fund	$244,620

Bond Funds – 9.9%
746	iShares 20+ Year Treasury Bond ETF	97,912
3,983	iShares 7-10 Year Treasury Bond ETF	438,369
1,682	iShares TIPS Bond ETF	194,877
4,181	PowerShares Senior Loan Portfolio	96,916
1,816	Vanguard Short-Term Corporate Bond ETF	145,861
		973,935

Foreign Stock Funds – 20.3%
6,811	iShares Edge MSCI Minimum Volatility EAFE ETF	437,879
4,129	iShares Edge MSCI Minimum Volatility Emerging Markets ETF	218,135
4,762	iShares MSCI Canada ETF	120,717
12,938	iShares MSCI United Kingdom ETF	194,070
13,060	Vanguard FTSE All-World ex-U.S. ETF	583,259
4,474	WisdomTree Europe Hedged Equity Fund	243,028
4,323	WisdomTree Japan Hedged Equity Fund	195,183
		1,992,271

Stock Funds – 61.4%
1,771	Energy Select Sector SPDR Fund	121,526
591	Guggenheim S&P 500 Equal Weight ETF	48,196
2,552	Industrial Select Sector SPDR Fund	146,000
1,138	iShares Core S&P 500 ETF	243,179
3,233	iShares Core S&P Mid-Cap ETF	486,793
8,305	PowerShares Buyback Achievers Portfolio	389,006
11,692	Schwab U.S. Dividend Equity ETF	486,972
12,616	SPDR S&P 500 ETF Trust	2,681,531
3,113	SPDR S&P Homebuilders ETF	98,433
5,537	SPDR S&P Regional Banking ETF	242,465
1,971	VanEck Vectors Agribusiness ETF	97,190
3,105	Vanguard Growth ETF	339,625
1,175	Vanguard Health Care ETF	144,936
4,057	Vanguard Information Technology ETF	485,704
		6,011,556

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,384,422)		$9,222,382

Investment Company – 1.3%
8,053	Schwab Fundamental U.S. Large Company Index Fund Institutional Shares
	(Cost $124,907)	121,767
TOTAL INVESTMENTS – 95.4%
(Cost $9,509,329)		$9,344,149
OTHER ASSETS IN EXCESS OF LIABILITIES – 4.6%		453,306
NET ASSETS – 100.0%		$9,797,455

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviations:
ETF—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.   47

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Assets and Liabilities

October 31, 2016

Target Date 2020
Portfolio
Assets:

Investments, at value (cost $48,618,783, $9,515,495, $64,112,546, $9,517,359, $39,891,772, $9,516,093, $18,957,598 and $9,509,329, respectively)	$51,603,797
Cash	1,914,831
Deferred offering costs	—
Receivables:
Investments sold	2,376,390
Reimbursement from investment adviser	113,785

Total assets	56,008,803

Liabilities:
Payables:
Investments purchased	2,140,182
Management fees	11,552
Distribution and Service fees and Transfer Agency fees	939
Organization costs	—
Accrued offering costs	—
Accrued expenses	135,547

Total liabilities	2,288,220

Net Assets:

Paid-in capital	48,471,069
Undistributed net investment income	747,818
Accumulated net realized gain (loss)	1,516,682
Net unrealized gain (loss)	2,985,014

NET ASSETS	$53,720,583

Net Assets:
Class A	$9,852
Institutional	9,861
Service	9,850
Class IR	9,857
Class R	9,848
Class R6	53,671,315

Total Net Assets	$53,720,583

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	995
Institutional	995
Service	995
Class IR	995
Class R	995
Class R6	5,415,393

Net asset value, offering and redemption price per share:(a)
Class A	$9.90
Institutional	9.91
Service	9.90
Class IR	9.91
Class R	9.90
Class R6	9.91

(a) Maximum public offering price per share for Class A Shares of the Target Date 2020, Target Date 2025, Target Date 2030, Target Date 2035, Target Date 2040, Target Date 2045, Target Date 2050, and Target Date 2055 Portfolios is $10.48, $10.40, $10.31, $10.38, $10.14, $10.37, $10.37 and $10.36, respectively.

48   The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$9,378,494	$71,343,079	$9,360,094	$45,524,611	$9,351,789	$20,855,149	$9,344,149
355,455	2,671,796	355,005	1,718,711	355,936	774,334	387,670
136,049	—	136,049	—	136,049	—	136,321
121,409	826,029	135,002	678,182	158,358	525,907	227,255
36,523	112,988	36,524	113,368	36,524	114,651	36,523
10,027,930	74,953,892	10,022,674	48,034,872	10,038,656	22,270,041	10,131,918

86,329	524,033	99,712	497,571	123,908	429,365	224,910
2,092	15,967	2,090	10,330	2,089	4,690	2,089
350	1,292	348	841	348	390	348
12,000	—	12,000	—	12,000	—	12,000
58,027	—	58,027	—	58,027	—	58,298
36,817	139,459	36,815	134,410	36,817	129,891	36,818
195,615	680,751	208,992	643,152	233,189	564,336	334,463

9,999,493	64,693,058	9,999,493	39,835,129	9,999,493	19,083,144	9,999,493
27,333	1,109,790	27,791	738,785	27,605	333,260	27,485
(57,510)	1,239,760	(56,337)	1,184,967	(57,327)	391,750	(64,343)
(137,001)	7,230,533	(157,265)	5,632,839	(164,304)	1,897,551	(165,180)
$9,832,315	$74,273,141	$9,813,682	$47,391,720	$9,805,467	$21,705,705	$9,797,455

$9,824	$9,811	$9,806	$12,663	$9,798	$9,796	$9,790
9,783,185	9,820	9,764,645	9,812	9,756,471	9,804	9,748,499
9,823	9,810	9,804	9,801	9,796	9,794	9,788
9,830	9,816	9,811	9,808	9,803	9,801	9,795
9,820	9,807	9,802	9,798	9,793	9,791	9,785
9,833	74,224,077	9,814	47,339,838	9,806	21,656,719	9,798
$9,832,315	$74,273,141	$9,813,682	$47,391,720	$9,805,467	$21,705,705	$9,797,455

1,000	1,007	1,000	1,322	1,000	1,000	1,000
995,000	1,007	995,000	1,024	995,000	1,000	995,000
1,000	1,007	1,000	1,024	1,000	1,000	1,000
1,000	1,007	1,000	1,024	1,000	1,000	1,000
1,000	1,007	1,000	1,024	1,000	1,000	1,000
1,000	7,615,752	1,000	4,936,947	1,000	2,209,136	1,000

$9.82	$9.74	$9.81	$9.58	$9.80	$9.80	$9.79
9.83	9.75	9.81	9.58	9.81	9.80	9.80
9.82	9.74	9.80	9.58	9.80	9.79	9.79
9.83	9.75	9.81	9.58	9.80	9.80	9.79
9.82	9.74	9.80	9.57	9.79	9.79	9.79
9.83	9.75	9.81	9.59	9.81	9.80	9.80

The accompanying notes are an integral part of these financial statements.   49

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended October 31, 2016

								Target Date 2020
								Portfolio

Investment income:
Dividends								$1,133,681
Interest									2,967
Total investment income								1,136,648

Expenses:
Management fees									159,742
Registration fees									103,913
Professional fees									98,339
Printing and mailing costs									26,841
Trustee fees									10,142
Custody, accounting and administrative services									8,073
Transfer Agency fees(b)									2,172
Distribution and Service fees(b)									25
Organization Costs									—
Amortization of offering costs									—
Other									4,243

Total expenses									413,490
Less — expense reductions									(246,152)

Net expenses									167,338
NET INVESTMENT INCOME									969,310

Realized and unrealized gain (loss):

Capital gain distributions from Underlying Funds									135,945
Net realized gain (loss) from investments								2,168,805
Net change in unrealized gain (loss) on investments								(1,317,333)
Net realized and unrealized gain (loss)									987,417
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS								$1,956,727

(a) Commenced operations on August 22, 2016.
(b) Class specific Distribution and Service and Transfer Agency fees were as follows:
	Distribution and Service Fees					Transfer Agent Fees
Portfolio	Class A	Service	Class R	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	$5	$10	$10	$4	$ 1	$1	$4	$4	$2,158
Target Date 2025	5	10	10	4	755	1	4	4	1
Target Date 2030	5	10	10	4	1	1	4	4	3,005
Target Date 2035	5	10	10	4	755	1	4	4	1
Target Date 2040	5	10	10	4	1	1	4	4	1,978
Target Date 2045	5	10	10	4	755	1	4	4	1
Target Date 2050	5	10	10	4	1	1	4	4	881
Target Date 2055	5	10	10	4	755	1	4	4	1

50   The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025	Target Date 2030	Target Date 2035	Target Date 2040	Target Date 2045	Target Date 2050	Target Date 2055
Portfolio(a)	Portfolio	Portfolio(a)	Portfolio	Portfolio(a)	Portfolio	Portfolio(a)

$33,312	$1,694,381	$33,763	$1,134,608	$33,575	$512,196	$33,456
—	4,079	—	2,660	—	1,168	—

33,312	1,698,460	33,763	1,137,268	33,575	513,364	33,456

4,744	226,031	4,741	147,269	4,740	63,738	4,740
4,373	103,913	4,373	103,913	4,373	103,913	4,373
21,969	98,339	21,969	98,339	21,969	98,339	21,969
7,500	26,839	7,500	26,839	7,500	27,369	7,500
9,877	10,209	9,877	10,138	9,877	10,057	9,877
5,789	8,124	5,789	7,413	5,789	5,901	5,789
769	3,019	769	1,992	769	895	769
25	25	25	25	25	25	25
12,000	—	12,000	—	12,000	—	12,000
32,282	—	32,282	—	32,282	—	32,281
750	4,243	747	4,242	746	4,242	747
100,078	480,742	100,072	400,170	100,070	314,479	100,070
(93,591)	(244,151)	(93,592)	(245,937)	(93,592)	(247,616)	(93,591)
6,487	236,591	6,480	154,233	6,478	66,863	6,479
26,825	1,461,869	27,283	983,035	27,097	446,501	26,977

—	242,271	—	192,305	—	95,186	—
(57,510)	2,494,888	(56,337)	2,008,437	(57,327)	749,735	(64,343)
(137,001)	(1,710,529)	(157,265)	(1,495,190)	(164,304)	(529,507)	(165,180)
(194,511)	1,026,630	(213,602)	705,552	(221,631)	315,414	(229,523)
$(167,686)	$2,488,499	$(186,319)	$1,688,587	$(194,534)	$761,915	$(202,546)

The accompanying notes are an integral part of these financial statements.   51

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets

	Target Date 2020 Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
From operations:
Net investment income	$969,310	$872,479
Net realized gain (loss)	2,304,750	1,693,559
Net change in unrealized loss	(1,317,333)	(984,069)
Net increase (decrease) in net assets resulting from operations	1,956,727	1,581,969

Distributions to shareholders:
From net investment income
Class R6 Shares	(899,589)	(537,568)
From net realized gains
Class R6 Shares	(1,764,331)	(604,745)
Total distributions to shareholders	(2,663,920)	(1,142,313)

From share transactions:
Proceeds from sales of shares	5,445,589	1,965,286
Reinvestment of distributions	2,663,920	1,142,314
Cost of shares redeemed	(7,300,343)	(11,892,996)
Net increase (decrease) in net assets resulting from share transactions	809,166	(8,785,396)
TOTAL INCREASE (DECREASE)	101,973	(8,345,740)

Net assets:
Beginning of year	53,618,610	61,964,350
End of year	$53,720,583	$53,618,610
Undistributed net investment income	$747,818	$624,905
(a) Commenced operations on August 22, 2016.

52   The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2025 Portfolio(a)	Target Date 2030 Portfolio
For the Period	For the Fiscal	For the Fiscal
Ended	Year Ended	Year Ended
October 31, 2016	October 31, 2016	October 31, 2015

$26,825	$1,461,869	$1,234,059
(57,510)	2,737,159	2,099,659
(137,001)	(1,710,529)	(1,065,611)
(167,686)	2,488,499	2,268,107

—	(1,258,551)	(781,023)
—	(2,672,152)	(1,632,546)
—	(3,930,703)	(2,413,569)

10,000,066	2,761,285	2,827,154
—	3,930,703	2,413,569
(65)	(9,983,568)	(8,940,513)
10,000,001	(3,291,580)	(3,699,790)
9,832,315	(4,733,784)	(3,845,252)

—	79,006,925	82,852,177
$9,832,315	$74,273,141	$79,006,925
$27,333	$1,109,790	$815,924

The accompanying notes are an integral part of these financial statements.   53

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statements of Changes in Net Assets (continued)

Target Date 2035 Portfolio(a)
For the Fiscal
Year Ended
October 31, 2016
From operations:
Net investment income	$27,283
Net realized gain (loss)	(56,337)
Net change in unrealized loss	(157,265)
Net increase (decrease) in net assets resulting from operations	(186,319)

Distributions to shareholders:
From net investment income
Class R6 Shares	—
From net realized gains
Class R6 Shares	—
Total distributions to shareholders	—

From share transactions:
Proceeds from sales of shares	10,000,066
Reinvestment of distributions	—
Cost of shares redeemed	(65)
Net increase (decrease) in net assets resulting from share transactions	10,000,001
TOTAL INCREASE (DECREASE)	9,813,682

Net assets:
Beginning of year	—
End of year	$9,813,682
Undistributed (distributions in excess of) net investment income (loss)	$27,791
(a) Commenced operations on August 22, 2016.

54 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2040 Portfolio		Target Date 2045 Portfolio(a)
For the Fiscal	For the Fiscal	For the
Year Ended	Year Ended	Period Ended
October 31, 2016	October 31, 2015	October 31, 2016

$983,035	$839,055	$27,097
2,200,742	1,997,182	(57,327)
(1,495,190)	(1,252,918)	(164,304)
1,688,587	1,583,319	(194,534)

(839,070)	(588,549)	—
(2,209,026)	(1,513,221)	—
(3,048,096)	(2,101,770)	—

1,187,738	1,322,699	10,000,066
3,048,096	2,101,769	—
(5,514,019)	(11,779,177)	(65)
(1,278,185)	(8,354,709)	10,000,001
(2,637,694)	(8,873,160)	9,805,467

50,029,414	58,902,574	—
$47,391,720	$50,029,414	$9,805,467
$738,785	$522,865	$27,605

The accompanying notes are an integral part of these financial statements. 55

	Target Date 2050 Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
From operations:
Net investment income	$446,501	$326,330
Net realized gain (loss)	844,921	416,075
Net change in unrealized loss	(529,507)	(90,904)
Net increase (decrease) in net assets resulting from operations	761,915	651,501

Distributions to shareholders:
From net investment income
Class R6 Shares	(348,249)	(227,101)
From net realized gains
Class R6 Shares	(629,298)	(463,433)
Total distributions to shareholders	(977,547)	(690,534)

From share transactions:
Proceeds from sales of shares	1,728,932	2,060,597
Reinvestment of distributions	977,547	690,534
Cost of shares redeemed	(1,267,315)	(3,495,489)
Net increase (decrease) in net assets resulting from share transactions	1,439,164	(744,358)
TOTAL INCREASE (DECREASE)	1,223,532	(783,391)

Net assets:
Beginning of year	20,482,173	21,265,564
End of year	$21,705,705	$20,482,173
Undistributed net investment income	$333,260	$199,012
(a) Commenced operations on August 22, 2016.

56 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Target Date 2055 Portfolio(a)
For the Period
Ended
October 31, 2016

$26,977
(64,343)
(165,180)
(202,546)

–
–
–

10,000,066
–
(65)
10,000,001
9,797,455

–
$9,797,455
$27,485

The accompanying notes are an integral part of these financial statements. 57

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		Investment Operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2016 - A (Commenced August 22, 2016)	$10.05	$0.02	$(0.17)	$(0.15)	$—	$—	$—
2016 - Institutional (Commenced August 22, 2016)	10.05	0.03	(0.17)	(0.14)	—	—	—
2016 - Service (Commenced August 22, 2016)	10.05	0.02	(0.17)	(0.15)	—	—	—
2016 - IR (Commenced August 22, 2016)	10.05	0.02	(0.16)	(0.14)	—	—	—
2016 - R (Commenced August 22, 2016)	10.05	0.01	(0.16)	(0.15)	—	—	—
2016 - R	10.07	0.18	0.16	0.34	(0.17)	(0.33)	(0.50)

2015 - R	10.00	0.16	0.10	0.26	(0.09)	(0.10)	(0.19)

FOR THE PERIOD ENDED OCTOBER 31,

2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.03)	—	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2020 Portfolio’s Predecessor was the Madison Target Retirement 2020 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate(d)

$9.90	(1.49)%	$10	0.74	%(c)	3.01	%(c)	0.94	%(c)	204%
9.91	(1.39)	10	0.34	(c)	2.61	(c)	1.34	(c)	204
9.90	(1.49)	10	0.84	(c)	3.11	(c)	0.84	(c)	204
9.91	(1.39)	10	0.48	(c)	2.75	(c)	1.19	(c)	204
9.90	(1.49)	10	0.98	(c)	3.25	(c)	0.69	(c)	204
9.91	3.65	53,671	0.31		0.76		1.79		204

10.07	2.61	53,619	0.30		0.30		1.46		207

10.00	—	61,964	0.32	(c)	0.32	(c)	1.82	(c)	48

The accompanying notes are an integral part of these financial statements. 59

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

			Income (loss) from
			Investment Operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Period - Share Class	of period	income(a)	gain (loss)	operations

FOR THE PERIOD ENDED OCTOBER 31,

2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.20)	$(0.18)
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.20)	(0.17)
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.20)	(0.18)
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.19)	(0.17)
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.19)	(0.18)
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.20)	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2025 PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate(d)

$9.82	(1.70)%	$10	0.75%	4.23%	1.01%	33%
9.83	(1.70)	9,783	0.34	3.85	1.42	33
9.82	(1.80)	10	0.84	4.32	0.91	33
9.83	(1.70)	10	0.49	3.97	1.27	33
9.82	(1.80)	10	0.99	4.47	0.77	33
9.83	(1.70)	10	0.33	3.92	1.43	33

The accompanying notes are an integral part of these financial statements. 61

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

			Income (loss) from			Distributions
			Investment Operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2016 - A (Commenced August 22, 2016)	$9.93	$0.02	$(0.21)	$(0.19)	$—	$—	$—
2016 - Institutional (Commenced August 22, 2016)	9.93	0.03	(0.21)	(0.18)	—	—	—
2016 - Service ( Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - IR (Commenced August 22, 2016)	9.93	0.02	(0.20)	(0.18)	—	—	—
2016 - R (Commenced August 22, 2016)	9.93	0.02	(0.21)	(0.19)	—	—	—
2016 - R6	9.97	0.19	0.11	0.30	(0.17)	(0.35)	(0.52)

2015 - R6	9.99	0.15	0.12	0.27	(0.09)	(0.20)	(0.29)

FOR THE PERIOD ENDED OCTOBER 31,

2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.04)	(0.01)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2030 Portfolio’s Predecessor was the Madison Target Retirement 2030 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate(d)

$9.74	(1.91)%	$10	0.74	%(c)	2.33	%(c)	1.01	%(c)	176%
9.75	(1.81)	10	0.34	(c)	1.93	(c)	1.41	(c)	176
9.74	(1.91)	10	0.83	(c)	2.43	(c)	0.92	(c)	176
9.75	(1.81)	10	0.48	(c)	2.08	(c)	1.27	(c)	176
9.74	(1.91)	10	0.98	(c)	2.57	(c)	0.77	(c)	176
9.75	3.23	74,224	0.31		0.62		1.91		176
9.97	2.76	79,007	0.30		0.30		1.49		156

9.99	(0.10)	82,852	0.32	(c)	0.32	(c)	1.87	(c)	44

The accompanying notes are an integral part of these financial statements. 63

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

			Income (loss) from
			Investment Operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	income(a)	gain (loss)	operations

FOR THE PERIOD ENDED OCTOBER 31,

2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.21)	$(0.19)
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.21)	(0.19)
2016 - R (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2035 PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate(d)

$9.81	(1.90)%	$10	0.75%	4.23%	1.03%	29%
9.81	(1.90)	9,765	0.34	3.85	1.44	29
9.80	(2.00)	10	0.84	4.33	0.94	29
9.81	(1.90)	10	0.49	3.97	1.29	29
9.80	(2.00)	10	0.99	4.47	0.79	29
9.81	(1.90)	10	0.32	3.93	1.46	29

The accompanying notes are an integral part of these financial statements. 65

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

			Income (loss) from			Distributions
			Investment Operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR FISCAL YEARS ENDED OCTOBER 31,

2016 - A (Commenced August 22, 2016)	$9.77	$0.02	$(0.21)	$(0.19)	$—	$—	$—
2016 - Institutional (Commenced August 22, 2016)	9.77	0.03	(0.22)	(0.19)	—	—	—
2016 - Service (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - IR (Commenced August 22, 2016)	9.77	0.02	(0.21)	(0.19)	—	—	—
2016 - R (Commenced August 22, 2016)	9.77	0.01	(0.21)	(0.20)	—	—	—
2016 - R6	9.90	0.19	0.11	0.30	(0.17)	(0.44)	(0.61)

2015 - R6	9.98	0.15	0.13	0.28	(0.10)	(0.26)	(0.36)

FOR THE PERIOD ENDED OCTOBER 31,

2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.05)	(0.02)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2040 Portfolio’s Predecessor was the Madison Target Retirement 2040 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate(d)

$9.58	(1.94)%	$13	0.74	%(c)	3.23	%(c)	0.98	%(c)	174%
9.58	(1.94)	10	0.34	(c)	2.82	(c)	1.41	(c)	174
9.58	(1.94)	10	0.83	(c)	3.31	(c)	0.92	(c)	174
9.58	(1.94)	10	0.48	(c)	2.96	(c)	1.27	(c)	174
9.57	(2.05)	10	0.98	(c)	3.46	(c)	0.77	(c)	174
9.59	3.33	47,340	0.31		0.80		1.97	(c)	174

9.90	2.86	50,029	0.30		0.30		1.50		160

9.98	(0.20)	58,903	0.32	(c)	0.32	(c)	1.84	(c)	46

The accompanying notes are an integral part of these financial statements. 67

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

			Income (loss) from
			investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Period - Share Class	of period	income(a)	gain (loss)	operations

FOR THE PERIOD ENDED OCTOBER 31,

2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.22)	$(0.20)
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.22)	(0.21)
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.22)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2045 PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate(d)

$9.80	(2.00)%	$10	0.75%	4.23%	1.02%	29%
9.81	(1.90)	9,756	0.34	3.85	1.43	29
9.80	(2.00)	10	0.84	4.33	0.93	29
9.80	(2.00)	10	0.49	3.97	1.28	29
9.79	(2.10)	10	0.99	4.48	0.78	29
9.81	(2.00)	10	0.32	3.93	1.45	29

The accompanying notes are an integral part of these financial statements. 69

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

			Income (loss) from			Distributions
			Investment Operations		to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
	of year	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.22)	$(0.20)	$—	$—	$—
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)	—	—	—
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—	—	—
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.22)	(0.20)	—	—	—
2016 - R (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)	—	—	—
2016 - R6	9.95	0.20	0.11	0.31	(0.16)	(0.30)	(0.46)

2015 - R6	9.98	0.15	0.13	0.28	(0.10)	(0.21)	(0.31)

FOR THE PERIOD ENDED OCTOBER 31,

2014 - R6 (Commenced August 29, 2014)	10.00	0.03	(0.05)	(0.02)	—	—	—

(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Target Date 2050 Portfolio’s Predecessor was the Madison Target Retirement 2050 Fund (the “Predecessor Fund”). On August 22, 2016, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust II. Performance prior to August 22, 2016 is that of the Predecessor Fund. Total return information of the Predecessor Fund is included in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c) Annualized.
(d) The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

70 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate(d)

$9.80	(2.00)%	$10	0.74	%(c)	6.30	%(c)	1.04	%(c)	191%
9.80	(2.00)	10	0.34	(c)	5.90	(c)	1.44	(c)	191
9.79	(2.10)	10	0.83	(c)	6.40	(c)	0.95	(c)	191
9.80	(2.00)	10	0.48	(c)	6.04	(c)	1.30	(c)	191
9.79	(2.10)	10	0.98	(c)	6.54	(c)	0.80	(c)	191
9.80	3.37	21,657	0.31		1.45		2.07		191

9.95	2.87	20,482	0.30		0.30		1.51		204

9.98	(0.20)	21,266	0.32	(c)	0.32	(c)	1.72	(c)	52

The accompanying notes are an integral part of these financial statements. 71

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

			Income (loss) from
			Investment Operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	income(a)	gain (loss)	operations

FOR THE PERIOD ENDED OCTOBER 31,

2016 - A (Commenced August 22, 2016)	$10.00	$0.02	$(0.23)	$(0.21)
2016 - Institutional (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)
2016 - Service (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)
2016 - IR (Commenced August 22, 2016)	10.00	0.02	(0.23)	(0.21)
2016 - R (Commenced August 22, 2016)	10.00	0.01	(0.22)	(0.21)
2016 - R6 (Commenced August 22, 2016)	10.00	0.03	(0.23)	(0.20)

(a) Calculated based on the average shares outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

72 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TARGET DATE 2055 PORTFOLIO

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate(d)

$9.79	(2.10)%	$10	0.75%	4.23%	1.02%	34%
9.80	(2.00)	9,748	0.34	3.85	1.43	34
9.79	(2.10)	10	0.84	4.33	0.92	34
9.79	(2.00)	10	0.49	3.97	1.28	34
9.79	(2.10)	10	0.99	4.48	0.77	34
9.80	(2.00)	10	0.32	3.92	1.45	34

The accompanying notes are an integral part of these financial statements. 73

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:
Diversified/
Portfolio	Share Classes Offered	Non-diversified
Target Date 2020	A*, Institutional*, Service*, IR*, R* and R6	Diversified
Target Date 2025*	A, Institutional, Service, IR, R and R6	Diversified
Target Date 2030	A*, Institutional*, Service*, IR*, R* and R6	Diversified
Target Date 2035*	A, Institutional, Service, IR, R and R6	Diversified
Target Date 2040	A*, Institutional*, Service*, IR*, R* and R6	Diversified
Target Date 2045*	A, Institutional, Service, IR, R and R6	Diversified
Target Date 2050	A*, Institutional*, Service*, IR*, R* and R6	Diversified
Target Date 2055*	A, Institutional, Service, IR, R and R6	Diversified
* Commenced operations on August 22, 2016.

     Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.
     Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, on August 22, 2016, all of the assets and liabilities of the Madison Target Retirement 2020 Fund, the Madison Target Retirement 2030 Fund, the Madison Target Retirement 2040 Fund, and the Madison Target Retirement 2050 Fund (“Predecessor Funds”) were transferred to Goldman Sachs Target Date 2020, Goldman Sachs Target Date 2030, Goldman Sachs Target Date 2040 and Goldman Sachs Target Date 2050 Portfolios (“Reorganized Portfolios”), respectively, in exchange for shares of beneficial interest of the corresponding Reorganized Portfolio on August 22, 2016, as of the close of business on August 19, 2016 (the “Reorganization”). Holders of Class R6 Shares of the Predecessor Funds received Class R6 Shares of the Reorganized Portfolios in an amount equal to the aggregate net asset value of their investment in the Predecessor Funds. The exchange was a tax-free event to shareholders. The Predecessor Funds were the accounting survivors in the Reorganization and as such, the financial statements and financial highlights include the financial information of the Predecessor Funds through August 19, 2016. On August 22, 2016, the Reorganized Portfolios also commenced offering Class A, Institutional, Service, Class IR, and Class R Shares. Subsequent to the Reorganization, Madison Asset Management, LLC, (“Madison” or “Sub Adviser”) serves as the sub-adviser to the Portfolios. GSAM compensates the Sub Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Portfolios are not charged any separate or additional investment advisory fees by the Sub Adviser.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A. Investment Valuation — The Portfolios’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

     Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 Portfolios are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 Portfolios were expensed on the first day of operations.

E. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
     Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

     The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)
C. Fair Value Hierarchy — The following is a summary of the Portfolios’ investments classified in the fair value hierarchy as of October 31, 2016:
TARGET DATE 2020 PORTFOLIO
Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$51,603,797	$—	$—
Total	$51,603,797	$—	$—

TARGET DATE 2025 PORTFOLIO
Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,329,628	$—	$—
Investment Companies	48,866	—	—
Total	$9,378,494	$—	$—

TARGET DATE 2030 PORTFOLIO
Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$70,785,414	$—	$—
Investment Companies	557,665	—	—
Total	$71,343,079	$—	$—

TARGET DATE 2035 PORTFOLIO
Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$9,261,562	$—	$—
Investment Companies	98,532	—	—
Total	$9,360,094	$—	$—

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TARGET DATE 2040 PORTFOLIO
Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$44,931,451	$—	$—
Investment Companies	593,160	—	—

Total	$45,524,611	$—	$—

TARGET DATE 2045 PORTFOLIO
Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$9,228,962	$—	$—
Investment Companies	122,827	—	—

Total	$9,351,789	$—	$—

TARGET DATE 2050 PORTFOLIO
Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$20,583,375	$—	$—
Investment Companies	271,774	—	—

Total	$20,855,149	$—	$—

TARGET DATE 2055 PORTFOLIO
Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$9,222,382	$—	$—

Investment Companies	121,767	—	—
Total	$9,344,149	$—	$—

GOLDMAN SACHS TARGET DATE PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Portfolio’s average daily net assets.
     For the period August 22, 2016 through October 31, 2016, the contractual and effective management fees with GSAM were at the following rates for each Portfolio:

	Contractual Management Rate
			Effective
First	Next	Over	Management Fee
$2 billion	$3 billion	$5 billion	Annual Rate

0.25%	0.23%	0.21%	0.25%

     Prior to the Reorganization, Madison served as investment adviser to the Predecessor Funds. The Predecessor Funds paid Madison a fee computed and accrued daily and paid monthly at an annual rate of 0.30% of each Predecessor Fund’s average daily net assets. The 0.30% fee paid to Madison consist of a 0.25% Advisory fee and a 0.05% Administrative Services fee. Under the Administrative Services Agreement, Madison was responsible for paying substantially all of the expenses of the Predecessor Funds.

B. Distribution Plan — Effective August 22, 2016, the Trust, on behalf of each Portfolio, has adopted Distribution Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution
	Rates

	Class A*	Class R*
Distribution Plan	0.25%	0.50%
* With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended October 31, 2016, Goldman Sachs did not retain any of the Class A Shares’ front end sales charge.

D. Service Plan and Shareholder Administration Plan — Effective August 22, 2016, the Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Effective August 22, 2016, Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — Effective August 22, 2016, GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolios. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Portfolio are 0.05%. These Other Expense limitations will remain in place through at least August 22, 2018, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2016, these Other Expense reimbursements, were as follows:

Other
Expense
Portfolio	Reimbursements
Target Date 2020	$246,152
Target Date 2025	93,591
Target Date 2030	244,151
Target Date 2035	93,592
Target Date 2040	245,937
Target Date 2045	93,592
Target Date 2050	247,616
Target Date 2055	93,591

GOLDMAN SACHS TARGET DATE PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)
As of October 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Portfolios:
Portfolio	Class A	Institutional	Service	Class IR	Class R	Class R6
Target Date 2020	100%	100%	100%	100%	100%	—%
Target Date 2025	100	100	100	100	100	100
Target Date 2030	100	100	100	100	100	—
Target Date 2035	100	100	100	100	100	100
Target Date 2040	77	100	100	100	100	—
Target Date 2045	100	100	100	100	100	100
Target Date 2050	100	100	100	100	100	—
Target Date 2055	100	100	100	100	100	100

5. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year or period ended October 31,
2016, were as follows:
Portfolio			Purchases		Sales and Maturities
Target Date 2020			$106,243,199			$108,173,665
Target Date 2025			12,653,775			3,080,768
Target Date 2030			129,811,621		136,915,022
Target Date 2035			12,297,877			2,724,181
Target Date 2040			83,613,535			87,829,199
Target Date 2045			12,337,079			2,763,658
Target Date 2050			40,345,787			39,878,356
Target Date 2055			12,753,223			3,179,551

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

6. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:
					Target Date	Target Date	Target Date	Target Date
					2020	2030	2040	2050
Distribution paid from:
Ordinary income					$1,207,803	$1,551,992	$1,118,464	$469,675
Net long-term capital gains					1,456,117	2,378,711	1,929,632	507,872
Total taxable distributions					$2,663,920	$3,930,703	$3,048,096	$977,547

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:
					Target Date	Target Date	Target Date	Target Date
					2020	2030	2040	2050
Distribution paid from:
Ordinary income					$745,004	$939,469	$687,796	$240,391
Net long-term capital gains					397,309	1,474,100	1,413,974	450,143
Total taxable distributions					$1,142,313	$2,413,569	$2,101,770	$690,534

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:
	Target Date	Target Date	Target Date	Target Date	Target Date	Target Date	Target Date	Target Date
	2020	2025	2030	2035	2040	2045	2050	2055
Undistributed ordinary income — net	$884,799	$27,333	$1,157,215	$27,791	$894,024	$27,605	$419,793	$27,485
Undistributed long-term capital gains	1,887,095	—	2,360,025	—	1,980,519	—	807,554	—
Total undistributed earnings	$2,771,894	$27,333	$3,517,240	$27,791	$2,874,543	$27,605	$1,227,347	$27,485
Capital loss carryforwards:
Perpetual Short-Term	—	(42,018)	—	(43,545)	—	(42,812)	—	(42,112)
Unrealized gains (losses) — net	2,477,620	(152,493)	6,062,843	(170,057)	4,682,048	(178,819)	1,395,214	(187,411)
Total accumulated earnings (losses) net	$5,249,514	$(167,178)	$9,580,083	$(185,811)	$7,556,591	$(194,026)	$2,622,561	$(202,038)

As of October 31, 2016, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Target Date	Target Date	Target Date	Target Date	Target Date	Target Date	Target Date	Target Date
	2020	2025	2030	2035	2040	2045	2050	2055
Tax Cost	$49,126,177	$9,530,987	$65,280,236	$9,530,151	$40,842,563	$9,530,608	$19,459,935	$9,531,560
Gross unrealized gain	3,063,444	18,007	7,410,423	26,902	5,753,559	35,488	1,938,634	39,924
Gross unrealized loss	(585,824)	(170,500)	(1,347,580)	(196,959)	(1,071,511)	(214,307)	(543,420)	(227,335)
Net unrealized gains (losses)	$2,477,620	$(152,493)	$6,062,843	$(170,057)	$4,682,048	$(178,819)	$1,395,214	$(187,411)

GOLDMAN SACHS TARGET DATE PORTFOLIOS

6. TAX INFORMATION (continued)

     The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

     In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations, certain non-deductible expenses and differences in the tax treatment of underlying fund investments.

		Accumulated	Undistributed
	Paid-in	Net Realized	Net Investment
Portfolio	Capital	Gain (Loss)	Income (Loss)
Target Date 2020	$—	$(53,192)	$53,192
Target Date 2025	(508)	—	508
Target Date 2030	—	(90,548)	90,548
Target Date 2035	(508)	—	508
Target Date 2040	—	(71,955)	71,955
Target Date 2045	(508)	—	508
Target Date 2050	—	(35,996)	35,996
Target Date 2055	(508)	—	508

     GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

     The Portfolios may be indirectly exposed to the following risks through their investments in the Underlying Funds. For more information regarding the risks of an Underlying Fund, please see the Underlying Fund’s shareholder report.

Liquidity Risk — The Portfolios may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

At a meeting held on May 4, 2016, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by each Portfolio of the assets of it’s Predecessor Fund. The acquisition was completed on August 22, 2016, as of close of business on August 19, 2016.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Funds were transferred in exchange for the Reorganized Portfolios’ Class R6 Shares, which were then redistributed to the Predecessor Funds’ shareholders, in a tax-free exchange as follows:

			Acquired
		Value of	Fund’s Shares
	Exchanged Shares of	Exchanged	Outstanding as of
Predecessor Fund*/The Portfolio	Survivor Issued	Shares	August 22, 2016
Madison Target Retirement 2020 Fund, Class R6 / Goldman Sachs Target Date
2020 Portfolio, Class R6	5,656,518	$56,798,406	5,656,518
Madison Target Retirement 2030 Fund, Class R6 / Goldman Sachs Target Date
2030 Portfolio, Class R6	8,078,424	80,128,305	8,078,424
Madison Target Retirement 2040 Fund, Class R6 / Goldman Sachs Target Date
2040 Portfolio, Class R6	5,420,189	52,950,565	5,420,189
Madison Target Retirement 2050 Fund, Class R6 / Goldman Sachs Target Date
2050 Portfolio, Class R6	2,327,735	23,271,762	2,327,735

* Represents the accounting survivor.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

9. OTHER MATTERS (continued)

     Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Funds’ were transferred in exchange for the Reorganized Portfolios’ Class R6 Shares, in a tax-free exchange as follows:

				The Portfolio’s
	The Portfolio’s	The Predecessor	The Predecessor	Aggregate Net
	Aggregate Net	Fund’s Aggregate	Fund’s	Assets Immediately
	Assets before the	Net Assets before	Unrealized	after the
Predecessor Fund*/The Portfolio	Reorganization	the Reorganization	Appreciation	Reorganization
Madison Target Retirement 2020 Fund, Class R6 / Goldman
Sachs Target Date 2020 Portfolio, Class R6	$—	$56,798,406	$4,618,169	$56,798,406
Madison Target Retirement 2030 Fund, Class R6 / Goldman
Sachs Target Date 2030 Portfolio, Class R6	—	80,128,305	9,430,943	80,128,305
Madison Target Retirement 2040 Fund, Class R6 / Goldman
Sachs Target Date 2040 Portfolio, Class R6	—	52,950,565	7,610,885	52,950,565
Madison Target Retirement 2050 Fund, Class R6 / Goldman
Sachs Target Date 2050 Portfolio, Class R6	—	23,271,762	2,717,875	23,271,762
* Represents the accounting survivor

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Target Date 2020 Portfolio
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2016		October 31, 2015
	Shares	Dollars	Shares	Dollars
Class A Shares(a)
Shares sold	996	$10,010	—	$—
Shares redeemed	(1)	(11)	—	—
	995	9,999	—	—
Institutional Shares(a)
Shares sold	996	10,010	—	—
Shares redeemed	(1)	(10)	—	—
	995	10,000	—	—
Service Shares(a)
Shares sold	996	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	995	9,999	—	—
Class IR Shares(a)
Shares sold	996	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	995	9,999	—	—
Class R Shares(a)
Shares sold	996	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	995	9,999	—	—
Class R6 Shares
Shares sold	556,157	5,395,539	194,179	1,965,286
Reinvestment of distributions	282,195	2,663,920	114,460	1,142,314
Shares redeemed	(745,292)	(7,300,289)	(1,184,264)	(11,892,996)
	93,060	759,170	(875,625)	(8,785,396)
NET INCREASE (DECREASE)	98,035	$809,166	(875,625)	$(8,785,396)
(a) Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2025 Portfolio(a)
	For the Period Ended
	October 31, 2016
	Shares	Dollars
Class A Shares
Shares sold	1,001	$10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Institutional Shares
Shares sold	995,001	9,950,011
Shares redeemed	(1)	(10)
	995,000	9,950,001
Service Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class IR Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R6 Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
NET INCREASE	1,000,000	$10,000,001
(a) Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

		Target Date 2030 Portfolio
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2016		October 31, 2015
	Shares	Dollars	Shares	Dollars
Class A Shares(a)
Shares sold	1,008	$10,010	—	$—
Shares redeemed	(1)	(11)	—	—
	1,007	9,999	—	—
Institutional Shares(a)
Shares sold	1,008	10,010	—	—
Shares redeemed	(1)	(10)	—	—
	1,007	10,000	—	—
Service Shares(a)
Shares sold	1,008	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,007	9,999	—	—
Class IR Shares(a)
Shares sold	1,008	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,007	9,999	—	—
Class R Shares(a)
Shares sold	1,008	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,007	9,999	—	—
Class R6 Shares
Shares sold	284,587	2,711,235	279,805	2,827,154
Reinvestment of distributions	422,202	3,930,703	243,549	2,413,569
Shares redeemed	(1,015,250)	(9,983,514)	(894,665)	(8,940,513)
	(308,461)	(3,341,576)	(371,311)	(3,699,790)
NET DECREASE	(303,426)	$(3,291,580)	(371,311)	$(3,699,790)
(a) Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2035 Portfolio(a)
	For the Period Ended
	October 31, 2016
	Shares	Dollars
Class A Shares
Shares sold	1,001	$10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Institutional Shares
Shares sold	995,001	9,950,011
Shares redeemed	(1)	(10)
	995,000	9,950,001
Service Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class IR Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R6 Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
NET INCREASE	1,000,000	$10,000,001
(a) Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

		Target Date 2040 Portfolio
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2016		October 31, 2015
	Shares	Dollars	Shares	Dollars
Class A Shares(a)
Shares sold	1,323	$12,879	—	$—
Shares redeemed	(1)	(11)	—	—
	1,322	12,868	—	—
Institutional Shares(a)
Shares sold	1,025	10,010	—	—
Shares redeemed	(1)	(10)	—	—
	1,024	10,000	—	—
Service Shares(a)
Shares sold	1,025	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,024	9,999	—	—
Class IR Shares(a)
Shares sold	1,025	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,024	9,999	—	—
Class R Shares(a)
Shares sold	1,025	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,024	9,999	—	—
Class R6 Shares
Shares sold	121,810	1,134,819	132,290	1,322,699
Reinvestment of distributions	333,125	3,048,096	213,378	2,101,769
Shares redeemed	(572,414)	(5,513,965)	(1,191,593)	(11,779,177)
	(117,479)	(1,331,050)	(845,925)	(8,354,709)
NET DECREASE	(112,061)	$(1,278,185)	(845,925)	$(8,354,709)
(a) Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2045 Portfolio(a)
	For the Period Ended
	October 31, 2016
	Shares	Dollars
Class A Shares
Shares sold	1,001	$10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Institutional Shares
Shares sold	995,001	9,950,011
Shares redeemed	(1)	(10)
	995,000	9,950,001
Service Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class IR Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R6 Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
NET INCREASE	1,000,000	$10,000,001
(a) Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Notes to Financial Statements (continued)

October 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

		Target Date 2050 Portfolio
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2016		October 31, 2015
	Shares	Dollars	Shares	Dollars
Class A Shares(a)
Shares sold	1,001	$10,010	—	$—
Shares redeemed	(1)	(11)	—	—
	1,000	9,999	—	—
Institutional Shares(a)
Shares sold	1,001	10,010	—	—
Shares redeemed	(1)	(10)	—	—
	1,000	10,000	—	—
Service Shares(a)
Shares sold	1,001	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,000	9,999	—	—
Class IR Shares(a)
Shares sold	1,001	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,000	9,999	—	—
Class R Shares(a)
Shares sold	1,001	10,010	—	—
Shares redeemed	(1)	(11)	—	—
	1,000	9,999	—	—
Class R6 Shares
Shares sold	175,129	1,678,882	204,401	2,060,597
Reinvestment of distributions	104,550	977,547	69,681	690,534
Shares redeemed	(128,796)	(1,267,261)	(346,869)	(3,495,489)
	150,883	1,389,168	(72,787)	(744,358)
NET INCREASE (DECREASE)	155,883	$1,439,164	(72,787)	$(744,358)
(a) Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Target Date 2055 Portfolio(a)
	For the Period Ended
	October 31, 2016
	Shares	Dollars
Class A Shares
Shares sold	1,001	$10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Institutional Shares
Shares sold	995,001	9,950,011
Shares redeemed	(1)	(10)
	995,000	9,950,001
Service Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class IR Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
Class R6 Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(11)
	1,000	10,000
NET INCREASE	1,000,000	$10,000,001
(a) Commenced operations on August 22, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and
Shareholders of the Goldman Sachs Target Date Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, and Goldman Sachs Target Date 2055 Portfolio (collectively the “Portfolios”), portfolios of the Goldman Sachs Trust II, at October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

The statements of changes in net assets and the financial highlights for the year or periods ending October 31, 2015 or prior for the Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio, and Goldman Sachs Target Date 2050 Portfolio were audited by another independent registered public accounting firm, whose report dated December 18, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts December 23, 2016

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Fund Expenses — Period Ended October 31, 2016 (Unaudited)

As a shareholder of Class A, Institutional, Service, Class IR, Class R, and Class R6 Shares of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Service and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Service, Class IR, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016 (for Class R6, which represents a period of 184 Days) and from August 22, 2016 through October 31, 2016 (for Class A, Institutional, Service, Class R and Class IR, which represents a period of 71 Days), in a 366 day year for the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios. The Class A, Institutional, Service, Class R, Class IR and Class R6 Example is based on the period from August 22, 2016 through October 31, 2016 which represents a period of 71 days in a 366 day year for the Target Date 2025, Target Date 2035, Target Date 2045 and Target Date 2055 Portfolios.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Target Date 2020 Portfolio				Target Date 2025 Portfolio(a)				Target Date 2030 Portfolio				Target Date 2035 Portfolio(a)
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	5/1/16	10/31/16		10/31/16*	8/22/16	10/31/16		10/31/16*	5/1/16	10/31/16		10/31/16*	8/22/16	10/31/16		10/31/16*
Class A(a)
Actual	$1,000.00	$985.10		$1.42	$1,000.00	$983.00		$1.42	$1,000.00	$980.90		$1.42	$1,000.00	$981.00		$1.42
Hypothetical 5% return	1,000.00	1,008.26	+	1.44	1,000.00	1,008.13	+	1.44	1,000.00	1,008.26	+	1.44	1,000.00	1,008.13	+	1.44
Institutional(a)
Actual	1,000.00	986.10		0.65	1,000.00	983.00		0.64	1,000.00	981.90		0.65	1,000.00	981.00		0.64
Hypothetical 5% return	1,000.00	1,009.04	+	0.66	1,000.00	1,008.91	+	0.65	1,000.00	1,009.04	+	0.66	1,000.00	1,008.91	+	0.65
Service(a)
Actual	1,000.00	985.10		1.62	1,000.00	982.00		1.59	1,000.00	980.90		1.59	1,000.00	980.00		1.59
Hypothetical 5% return	1,000.00	1,008.07	+	1.64	1,000.00	1,007.96	+	1.61	1,000.00	1,008.09	+	1.62	1,000.00	1,007.96	+	1.61
Class IR(a)
Actual	1,000.00	986.10		0.92	1,000.00	983.00		0.93	1,000.00	981.90		0.92	1,000.00	981.00		0.93
Hypothetical 5% return	1,000.00	1,008.77	+	0.94	1,000.00	1,008.63	+	0.94	1,000.00	1,008.77	+	0.94	1,000.00	1,008.63	+	0.94
Class R(a)
Actual	1,000.00	985.10		1.89	1,000.00	982.00		1.88	1,000.00	980.90		1.88	1,000.00	980.00		1.87
Hypothetical 5% return	1,000.00	1,007.80	+	1.91	1,000.00	1,007.67	+	1.90	1,000.00	1,007.80	+	1.91	1,000.00	1,007.67	+	1.90
Class R6
Actual	1,000.00	1,021.60		1.58	1,000.00	983.00		0.63	1,000.00	1,024.20		1.58	1,000.00	981.00		0.61
Hypothetical 5% return	1,000.00	1,023.58	+	1.58	1,000.00	1,008.93	+	0.63	1,000.00	1,023.58	+	1.58	1,000.00	1,008.95	+	0.61

Fund Expenses — Period Ended October 31, 2016 (Unaudited) (continued)
	Target Date 2040 Portfolio				Target Date 2045 Portfolio(a)				Target Date 2050 Portfolio				Target Date 2055 Portfolio(a)
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	5/1/16	10/31/16		10/31/16*	8/22/16	10/31/16		10/31/16*	5/1/16	10/31/16		10/31/16*	8/22/16	10/31/16		10/31/16*
Class A(a)
Actual	$1,000.00	$980.60		$1.42	$1,000.00	$980.00		$1.42	$1,000.00	$980.00		$1.42	$1,000.00	$979.00		$1.42
Hypothetical 5% return	1,000.00	1,008.26	+	1.44	1,000.00	1,008.13	+	1.44	1,000.00	1,008.26	+	1.44	1,000.00	1,008.13	+	1.44
Institutional(a)
Actual	1,000.00	980.60		0.65	1,000.00	981.00		0.64	1,000.00	980.00		0.65	1,000.00	980.00		0.64
Hypothetical 5% return	1,000.00	1,009.04	+	0.66	1,000.00	1,008.91	+	0.65	1,000.00	1,009.04	+	0.66	1,000.00	1,008.91	+	0.65
Service(a)
Actual	1,000.00	980.60		1.59	1,000.00	980.00		1.59	1,000.00	979.00		1.59	1,000.00	979.00		1.59
Hypothetical 5% return	1,000.00	1,008.09	+	1.62	1,000.00	1,007.96	+	1.61	1,000.00	1,008.09	+	1.62	1,000.00	1,007.96	+	1.61
Class IR(a)
Actual	1,000.00	980.60		0.92	1,000.00	980.00		0.93	1,000.00	980.00		0.92	1,000.00	980.00		0.93
Hypothetical 5% return	1,000.00	1,008.77	+	0.94	1,000.00	1,008.63	+	0.94	1,000.00	1,008.77	+	0.94	1,000.00	1,008.63	+	0.94
Class R(a)
Actual	1,000.00	979.50		1.88	1,000.00	979.00		1.87	1,000.00	979.00		1.88	1,000.00	979.00		1.87
Hypothetical 5% return	1,000.00	1,007.80	+	1.91	1,000.00	1,007.67	+	1.90	1,000.00	1,007.80	+	1.91	1,000.00	1,007.67	+	1.90
Class R6
Actual	1,000.00	1,027.90		1.58	1,000.00	980.00		0.61	1,000.00	1,030.50		1.58	1,000.00	980.00		0.61
Hypothetical 5% return	1,000.00	1,023.58	+	1.58	1,000.00	1,008.95	+	0.61	1,000.00	1,023.58	+	1.58	1,000.00	1,008.95	+	0.61

* Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A (a)	Institutional(a)	Service(a)	Class IR (a)	Class R (a)	Class R6
Target Date 2020	0.74	0.34	0.84	0.48	0.98	0.31
Target Date 2025	0.75	0.34	0.84	0.49	0.99	0.33	(a)
Target Date 2030	0.74	0.34	0.83	0.48	0.98	0.31
Target Date 2035	0.75	0.34	0.84	0.49	0.99	0.32	(a)
Target Date 2040	0.74	0.34	0.83	0.48	0.98	0.31
Target Date 2045	0.75	0.34	0.84	0.49	0.99	0.32	(a)
Target Date 2050	0.74	0.34	0.83	0.48	0.98	0.31
Target Date 2055	0.75	0.34	0.84	0.49	0.99	0.32	(a)

+ Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a) Commenced operations on August 22, 2016.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background
     The Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, and Goldman Sachs Target Date 2055 Portfolio (the “Portfolios”) are newly-organized investment portfolios of Goldman Sachs Trust II (the “Trust”) that commenced investment operations on June 23, 2016. At a meeting held on May 4, 2016 (the “Meeting”) in connection with the Portfolios’ launch, the Trustees, including all of the Trustees present who are not parties to the Portfolios’ investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), approved (i) the investment management agreement (the “Management Agreement”) between the Trust on behalf of the Portfolios and Goldman Sachs Asset Management, L.P. (the “Investment Adviser”); and (ii) the sub-advisory agreement (the “Sub-Advisory Agreement” and, collectively with the Management Agreement, the “Agreements”) between the Investment Adviser and Madison Asset Management, LLC (the “Sub-Adviser”), each for a term of two years.
     In connection with their consideration of the Agreements, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Agreements, the Trustees relied upon information included in presentations made by the Investment Adviser (and, with respect to the Sub-Advisory Agreement, materials furnished and presentations made by the Sub-Adviser) and other information received at the Meeting and at prior Board meetings.

Management Agreement
     At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by each Portfolio; a comparison of each Portfolio’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Portfolios; and potential benefits to be derived by the Portfolios from their relationship with the Investment Adviser and its affiliates.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement
     As part of their review, the Trustees considered the nature, extent and quality of the services to be provided to the Portfolios by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees also considered information about the Portfolios’ structure, investment objectives, strategies and other characteristics. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team and other key personnel that would be providing services to the Portfolios.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

     The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Portfolios. They considered that although the Portfolios were new, certain of the Portfolios were the successors to mutual funds managed by the Sub-Adviser for which prior performance information was available. They also observed that the Investment Adviser had experience managing other sub-advised funds (including other series of the Trust), and has a team dedicated to sub-adviser oversight. The Trustees also reviewed the sub-adviser oversight process that the Investment Adviser had employed and was expected to employ going forward, which included areas such as investment analytics, risk management and compliance.

Costs of Services to be Provided and Profitability
     The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Portfolio thereunder, and the net amount expected to be retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Portfolios, which include both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds. The Trustees also reviewed each Portfolio’s projected total operating expense ratios (both gross and net of expense limitations). They compared each Portfolio’s projected fees and expenses to similar information for comparable mutual funds advised by other, unaffiliated investment management firms (including the predecessor target date funds managed by the Sub-Adviser), as well as the peer group and category medians. The comparisons of each Portfolio’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by each Portfolio.
     The Trustees recognized that there was not yet profitability data to evaluate for the Portfolios, but considered the Investment Adviser’s representations that such data would be provided after the Portfolios commenced operations.

Economies of Scale
     The Trustees considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of each Portfolio:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.25%
Next $3 billion	0.23
Over $5 billion	0.21

     The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with each Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered each Portfolio’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of each Portfolio that exceed a specified level. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules, including the terms of the minimum sub-advisory fee arrangement (described below). Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Portfolios, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of the Investment Adviser’s other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (d) Goldman Sachs’ retention of certain fees as Distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios; and (f) the possibility that the working relationship between the Investment Adviser and the Portfolios’ third party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Portfolios and Their Shareholders
     The Trustees also noted that the Portfolios are expected to receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain sub-advisers, to provide services to the Portfolios because of the reputation of the Goldman Sachs organization; and (c) the Portfolios’ access to certain affiliated distribution channels.

Conclusion
     In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the investment management fees that would be payable by each Portfolio were reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and each Portfolio’s reasonably anticipated asset levels. The Trustees present concluded that the Management Agreement should be approved for a period of two years.

Sub-Advisory Agreement with Madison Asset Management, LLC
Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement
     The Trustees, including all of the Independent Trustees present, concluded that the Sub-Advisory Agreement between the Investment Adviser and Madison Asset Management, LLC (the “Sub-Adviser”) with respect to the Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature of the Sub-Adviser’s services, the Trustees considered that the Sub-Adviser currently manages other “target date” mutual funds, which were expected to be reorganized into certain of the Portfolios having corresponding target dates. In evaluating the extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information on the respective services to be provided to the Portfolios by the Investment Adviser and the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing a suite of target date mutual funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Costs of Services to be Provided
     The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, including breakpoints, as well as the Investment Adviser’s agreement to pay the Sub-Adviser a minimum sub-advisory fee with respect to the Sub-Adviser’s first three years of service. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Portfolios. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees considered the amount of the management fee expected to be retained by the Investment Adviser.

Conclusion
     In connection with their consideration of the Sub-Advisory Agreement at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present concluded that the Sub-Advisory Agreement should be approved.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru	Chairman of the	Since 2012	Mr. Bakhru is retired. He was formerly Director,	142	None
Age: 74	Board of Trustees		Apollo Investment Corporation (a business
development company) (2008-2013); President,
ABN Associates (a management and financial
consulting firm) (1994-1996 and 1998-2012);
Trustee, Scholarship America (1998-2005);
Trustee, Institute for Higher Education Policy
(2003-2008); Director, Private Equity
Investors — III and IV (1998-2007), and Equity-
Linked Investors II (April 2002-2007).
Chairman of the Board of Trustees — Goldman
Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs
BDC, Inc.; Goldman Sachs Private Middle Market
Credit LLC; Goldman Sachs MLP Income
Opportunities Fund; Goldman Sachs MLP and
Energy Renaissance Fund; and Goldman Sachs
ETF Trust.
Cheryl K. Beebe	Trustee	Since 2015	Ms. Beebe is retired. She is Director, Convergys	17	Convergys Corporation
Age: 60			Corporation (2015-Present); Director, Packaging		(a customer management
			Corporation of America (2008-Present); and was		company); Packaging
			formerly Executive Vice President, (2010-2014);		Corporation of America
			and Chief Financial Officer, Ingredion, Inc. (a		(producer of container
			global corn refining and manufacturing company) (2004-2014).		board)

Trustee — Goldman Sachs Trust II.
John P. Coblentz, Jr.	Trustee	Since 2012	Mr. Coblentz is retired. Formerly, he was	36	None
Age: 75			Partner, Deloitte & Touche LLP (a professional
services firm) (1975-2003); Director, Emerging
Markets Group, Ltd. (a consulting company)
(2004-2006); and Director, Elderhostel, Inc. (a
not-for profit organization) (2006-2012).
Previously, Mr. Coblentz served as Trustee of
Goldman Sachs Trust and Goldman Sachs
Variable Insurance Trust (2003-2015).
Trustee — Goldman Sachs Trust II; Goldman
Sachs BDC, Inc.; Goldman Sachs Private Middle
Market Credit LLC; Goldman Sachs MLP Income
Opportunities Fund; Goldman Sachs MLP and
Energy Renaissance Fund; and Goldman Sachs
ETF Trust.
Lawrence Hughes	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior	17	None
Age: 58			management positions with BNY Mellon Wealth
Management, a division of The Bank of New
York Mellon Corporation (a financial services
company) (1991-2015), most recently as Chief
Executive Officer (2010-2015). He serves as
Chairman of the Board of Directors, Ellis
Memorial and Eldredge House (a not-for-profit
organization) (2012-Present). Previously,
Mr. Hughes served as an Advisory Board
Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs Trust II.
John F. Killian	Trustee	Since 2015	Mr. Killian is retired. He is Director,	17	Consolidated Edison, Inc.
Age: 61			Consolidated Edison, Inc. (2007-Present);		(a utility holding
			Director, Houghton Mifflin Harcourt Publishing		company); Houghton
			Company (2011-Present); and formerly held		Mifflin Harcourt
			senior management positions with Verizon		Publishing Company
Communications, Inc., including Executive Vice
President and Chief Financial Officer (2009-
2010); and President, Verizon Business, Verizon
Communications, Inc. (2005-2009).
Trustee — Goldman Sachs Trust II.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Independent Trustees (continued)

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel	Trustee	Since 2012	Mr. Strubel is retired. Formerly, he served as	36	None
Age: 77			Chairman of the Board of Trustees, Northern
Funds (a family of retail and institutional mutual
funds managed by Northern Trust Investments,
Inc.) (2008-2014) and Trustee (1982-2014);
Director, Cardean Learning Group (provider of
educational services via the internet) (2003-
2008); and Director, Gildan Activewear Inc. (a
clothing marketing and manufacturing
company) (2000-2014). He serves as Trustee
Emeritus, The University of Chicago (1987-
Present). Previously, Mr. Strubel served as
Trustee of Goldman Sachs Trust (1987-2015) and
Goldman Sachs Variable Insurance Trust (1997-2015).

Trustee — Goldman Sachs Trust II; Goldman
Sachs BDC, Inc.; Goldman Sachs Private Middle
Market Credit LLC; Goldman Sachs MLP Income
Opportunities Fund; Goldman Sachs MLP and
Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Westley V. Thompson	Trustee	Since 2016	Mr. Thompson is retired. Formerly, he was	17	None
Age: 61			President, Sun Life Financial, Inc. (a financial
services company) (2008-2014); and held senior
management positions at various insurance
companies including affiliates of Lincoln
National Corporation (1998-2008), Cigna
Corporation (1994-1997), and Aetna, Inc. (1979-
1994). Previously, Mr. Thompson served as an
Advisory Board Member of Goldman Sachs
Trust II (February 2016-April 2016).
Trustee — Goldman Sachs Trust II.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Interested Trustee*

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara	President and	Since 2012	Managing Director, Goldman Sachs (December	140	None
Age: 54	Trustee		1998-Present); Director of Institutional Fund
Sales, GSAM (April 1998-December 2000); and
Senior Vice President and Manager, Dreyfus
Institutional Service Corporation (January 1993-
April 1998).
President and Trustee — Goldman Sachs Trust II;
Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs MLP Income
Opportunities Fund; Goldman Sachs MLP and
Energy Renaissance Fund; and Goldman Sachs ETF
Trust.

* Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1] Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2016.
[2] Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3] The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2016, Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.

[4] This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS TARGET DATE PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age[1]	with the Trust	Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara	President and	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional
200 West Street	Trustee		Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager,
New York, NY 10282			Dreyfus Institutional Service Corporation (January 1993-April 1998).
Age: 54			President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs
MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.
Caroline L. Kraus	Secretary	Since 2012	Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs
200 West Street			(August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present);
New York, NY 10282			Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate,
Age: 39			Weil, Gotshal & Manges, LLP (2002-2006).
Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary
(2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012));
Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman
Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund;
Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.
Scott M. McHugh	Treasurer, Senior	Since 2012	Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs
200 West Street	Vice President and	(Principal	(February 2007-December 2015); Assistant Treasurer of certain mutual funds administered
New York, NY 10282	Principal Financial	Financial	by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and
Age: 45	Officer	Officer since	Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor
		2013)	(1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II;
Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP
Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and
Goldman Sachs ETF Trust.

* Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1] Information is provided as of October 31, 2016.
[2] Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Goldman Sachs Target Date Portfolios — Tax Information (Unaudited)

For the fiscal year ended October, 2016, 18.05%, 32.53%, 31.68% and 32.58% of the dividends paid from net investment company taxable income by the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios, respectively, qualify for the dividends received deduction available to corporations.
For the fiscal year ended October, 2016, the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios designate 26.47%, 48.46%, 48.67% and 53.80%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
Pursuant to Section 852 of the Internal Revenue Code, the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios designate $1,456,117, $2,378,711, $1,929,632 and $507,872, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October, 2016.
During the fiscal year ended October, 2016, the Target Date 2020, Target Date 2030, Target Date 2040 and Target Date 2050 Portfolios designate $342,597, $298,412, $283,125, and $123,040, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market	Single Sector	•U.S. Equity Dividend and Premium Fund	•Multi-Asset Real Return Fund
Financial Square FundsSM	•Investment Grade Credit Fund	•International Equity Dividend and	•Absolute Return Multi-Asset Fund
•Financial Square Treasury Solutions Fund•1	•U.S. Mortgages Fund	•Premium Fund	•Global Infrastructure Fund
•Financial Square Government Fund•1	•High Yield Fund
•Financial Square Money Market Fund•2	•High Yield Floating Rate Fund	Equity Insights	Total Portfolio Solutions
•Financial Square Prime Obligations Fund•2	•Emerging Markets Debt Fund	•Small Cap Equity Insights Fund	•Global Managed Beta Fund
•Financial Square Treasury Instruments Fund•1	•Local Emerging Markets Debt Fund	•U.S. Equity Insights Fund	•Multi-Manager Non-Core Fixed Income Fund
•Financial Square Treasury Obligations Fund•1	•Dynamic Emerging Markets Debt Fund	•Small Cap Growth Insights Fund	•Multi-Manager U.S. Dynamic Equity Fund
•Financial Square Federal Instruments Fund•1		•Large Cap Growth Insights Fund	•Multi-Manager Global Equity Fund
•Financial Square Federal Instruments Fund•1	Fixed Income Alternatives	•Large Cap Value Insights Fund	•Multi-Manager International Equity Fund
•Fund[2]	•Long Short Credit Strategies Fund	•Small Cap Value Insights Fund	•Tactical Tilt Overlay Fund•7
	•Fixed Income Macro Strategies Fund•6	•International Small Cap Insights Fund•6	•Balanced Strategy Portfolio
Investor FundsSM	Fundamental Equity	•International Equity Insights Fund	•Multi-Manager U.S. Small Cap Equity
•Investor Money Market Fund•3
•Investor Tax-Exempt Money Market Fund•3,4	Growth and Income Fund	•Emerging Markets Equity Insights Fund	•Fund
	•Small Cap Value Fund		•Multi-Manager Real Assets Strategy Fund
Fixed Income	•Small/Mid Cap Value Fund	Fundamental Equity International	•Growth and Income Strategy Portfolio
Short Duration and Government	•Mid Cap Value Fund	•Strategic International Equity Fund	•Growth Strategy Portfolio
•Enhanced Income Fund	•Large Cap Value Fund	•Focused International Equity Fund	•Equity Growth Strategy Portfolio
•High Quality Floating Rate Fund	•Focused Value Fund	•Asia Equity Fund	•Satellite Strategies Portfolio
•Short-Term Conservative Income Fund•5	•Capital Growth Fund	•Emerging Markets Equity Fund	•Enhanced Dividend Global Equity Portfolio
•Short Duration Government Fund	•Strategic Growth Fund	•N-11 Equity Fund	•Tax-Advantaged Global Equity Portfolio
•Short Duration Income Fund	•Focused Growth Fund	Select Satellite	•Strategic Factor Allocation Fund
•Government Income Fund	•Small/Mid Cap Growth Fund	•Real Estate Securities Fund	•Target Date 2020 Portfolio
•Inflation Protected Securities Fund	•Flexible Cap Growth Fund	•International Real Estate Securities Fund	•Target Date 2025 Portfolio
Multi-Sector	•Concentrated Growth Fund	•Commodity Strategy Fund	•Target Date 2030 Portfolio
•Bond Fund	•Technology Opportunities Fund	•Global Real Estate Securities Fund	•Target Date 2035 Portfolio
•Core Fixed Income Fund	•Growth Opportunities Fund	•Dynamic Commodity Strategy Fund	•Target Date 2040 Portfolio
•Global Income Fund	•Rising Dividend Growth Fund	•Dynamic Allocation Fund	•Target Date 2045 Portfolio
•Strategic Income Fund	•Dynamic U.S. Equity Fund	•Absolute Return Tracker Fund	•Target Date 2050 Portfolio
Municipal and Tax-Free	•Income Builder Fund	•Long Short Fund	•Target Date 2055 Portfolio
•High Yield Municipal Fund		•Managed Futures Strategy Fund	•GQG Partners International
•Dynamic Municipal Income Fund	Tax-Advantaged Equity	•MLP Energy Infrastructure Fund	•Opportunities Fund
•U.S. Tax-Managed Equity Fund
•Short Duration Tax-Free Fund	•International Tax-Managed Equity Fund	•Multi-Manager Alternatives Fund

[1] You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2] You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3] You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4] Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5] Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6] Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7] Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Cheryl K. Beebe	Scott M. McHugh, Treasurer, Senior Vice President, and
John P. Coblentz, Jr.	Principal Financial Officer
Lawrence Hughes	Caroline L. Kraus, Secretary
John F. Killian
James A. McNamara
Richard P. Strubel
Westley V. Thompson

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser
GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Portfolio holdings and allocations shown are as of October 31, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 76002-TMPL-12/2016 TARGDATEAR-16/218

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Ultra Series Fund Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

In July 2016, James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to continue to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended December 31, 2016 and 2015, respectively were $223,000 ($446,800 including the Madison Fund, the Madison Strategic Sector Premium Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies together, the “Affiliated Funds”) and $276,000 ($512,000 including the Affiliated Funds).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d).

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees for professional services rendered to Deloitte &Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $33,946 (budgeted) and $33,280 , respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) The Audit Committee has waived pre-approval, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, for 0% (none) of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust’s procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics - See Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Lisa R. Lange
Lisa R. LangeChief Legal Officer and Chief Compliance Officer

Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank
Katherine L. Frank, President and Principal Executive Officer

Date: March 1, 2017

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: March 1, 2017